UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05410

Saba Capital Income & Opportunities Fund

(Exact name of registrant as specified in charter)

405 Lexington Avenue, 58th Floor

New York, New York 10174

(Address of principal executive offices) (Zip code)

Michael D’Angelo

Saba Capital Income & Opportunities Fund

405 Lexington Avenue

New York, New York 10174

(Name and address of agent for service)

Copies to:

Kramer Levin Naftalis & Frankel LLP

George M. Silfen, Esq.

1177 Avenue of the Americas

New York, New York 10036

Registrant’s Telephone Number, including Area Code: (212) 542-4644

Date of fiscal year end: October 31

Date of reporting period: November 1, 2023 – October 31, 2024

Item 1. Report to Stockholders.

(a)

Saba | Capital

Saba Capital Income & Opportunities Fund

ANNUAL REPORT | October 31, 2024

This report is submitted for general information to shareholders. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the Fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Managed Distribution Policy: The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan (the “Managed Distribution Plan”) pursuant to which the Fund will make monthly distributions to shareholders at a fixed amount of $0.085 per share. This fixed distribution amount excludes any special dividends (which are not paid pursuant to the Managed Distribution Plan).

The Fund will generally distribute amounts necessary to satisfy the Fund’s Managed Distribution Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The Managed Distribution Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the Managed Distribution Plan will be successful in doing so.

No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The Managed Distribution Plan provides that the Board may amend the terms of the Managed Distribution Plan or terminate the Managed Distribution Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the Fund to terminate the Managed Distribution Plan. An amendment or termination of the Managed Distribution Plan could have an adverse effect on the market price of the Fund’s common shares. The Managed Distribution Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

Table of Contents

Shareholder Letter	1
Performance Update	3
Material Risk Factors	5
Report of Independent Registered Public Accounting Firm	24
Consolidated Schedule of Investments	25
Consolidated Statement of Assets and Liabilities	49
Consolidated Statement of Operations	50
Consolidated Statements of Changes in Net Assets	51
Consolidated Statement of Cash Flows	52
Financial Highlights	53
Notes to Consolidated Financial Statements	55
Additional Information	72
Trustees and Officers	73

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter

October 31, 2024

Dear Shareholders,

Thank you for your continued interest in the Saba Capital Income & Opportunities Fund (the “Fund”). We are pleased to provide you with a review of the Fund’s performance and financial markets for the period.

Performance Summary1

For the reporting period, the Fund outperformed the iShares iBoxx High Yield Corporate Bond ETF (the Fund’s primary benchmark), as can be seen in the table below.

Reporting Period:
November 1, 2023 – October 31, 2024	Total Return[2]	Annualized Volatility[3]
Saba Capital Income & Opportunities Fund	18.00%	10.85%
iBoxx USD Liquid High Yield Index[4,5]	15.85%	5.10%

The primary contributors to the Fund’s returns6 were closed-end funds, tactical cross-asset relative value positions, agency MBS, and reinsurance. The main detractors were equity and credit hedges, which mostly neutralized the beta exposure in the Fund.

Markets Review

Heading into 2024, market participants were worried about persistent inflation, central bank responses, escalation in ongoing geopolitical conflicts, ballooning fiscal deficit levels, and global elections. Markets experienced brief periods of increased volatility. However, economic data quickly confirmed the strength of the U.S. economy, and recessionary concerns quickly subsided. Markets promptly recovered. Even as interest rates moved higher in October 2024 with indications from the Fed that it may cut rates at a slower pace than the market expected, credit spreads continued to grind tighter.

While higher rates have not cracked global economies, they have created pockets of stress as borrowing is expensive for both companies and consumers. As we transition into 2025, although business cycle dynamics will remain crucial to the outlook, we expect there to be a heightened focus on policy changes in the U.S. across trade, immigration, fiscal, and regulatory policies with the incoming new administration. We also expect that technological innovation, and the broadening of the AI cycle will remain an important driver across markets, with monetization becoming a greater focus in the coming quarters.

Investment Objective

The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The Fund invests globally in debt and equity securities of public and private companies, which includes, among other things, investments in closed-end funds, special purpose acquisition companies (“SPAC”), reinsurance and public and private debt instruments. The Fund also may utilize derivatives, including but not limited to, total return swaps, credit default swaps (“CDS”), options and futures, in seeking to enhance returns and/or to reduce portfolio risk. The Fund may also invest up to 15% of its total assets in private funds on a discretionary basis.

Current Portfolio and Strategy

Risk assets have generally rallied over the last year, but we also saw how quickly that can change on a sign of softness in U.S. economic data in early August. While markets quickly bounced back, plenty of uncertainty remains in financial markets today with uneven policy rate normalization and changes in trade, fiscal, and energy policies.

As such, the Fund maintained a defensive posture from a net exposure perspective until July and then opportunistically increased the net exposure to be close to its stated benchmark during a volatile August. Year-to-date, about half of the NAV returns can be attributed to beta, and the remaining can be attributed to alpha returns from closed-end fund discount tightening and cross-asset relative value positions. Looking forward, we expect to employ a flexible investing approach with a measured stance in terms of net exposure. More importantly, the Fund will continue to invest in asymmetric opportunities that we believe to be mispriced on a relative basis, such as MBS spreads relative to IG spreads, closed-end funds relative to their net asset value (“NAV”), and reinsurance.

Annual Report | October 31, 2024	1

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter

October 31, 2024

Below is an overview of the Fund’s portfolio performance for the period:

Closed-End Funds/Investment Trusts – Closed-end funds continued to be a meaningful contributor to the Fund’s performance over the last year. The Fund primarily benefited from discount tightening as the average portfolio discount ended the period at approximately 10.7% from approximately 15.6% one year prior. Currently, the Fund holds about 60% long closed-end funds, which are partially hedged.

Cross-Asset Relative Value Strategy – Dynamic positioning in Credit vs Equity indices (SPX/IWM vs HY index) contributed meaningfully in the third quarter with gamma and vega monetization around the volatility.

Long/Short Credit – The Fund’s long exposure to bonds and loans, along with tactical hedges through CDX, served as contributors to the Fund’s performance during the Reporting Period. The Fund has opportunistically increased its allocation to long fixed income securities through investments in U.S. high-yield and investment-grade bonds and credit derivatives.

Reinsurance – The catastrophe reinsurance market became dislocated at the end of 2022 (with premiums increasing, on average, between 20% and 50%+ YoY). The premium increase from 2022 has persisted, and the Fund has increased the exposure to about 13%.

Agency Mortgages – During the depths of the regional banking crisis in Q1 2023, the interest rate volatility was significantly elevated and was “dislocated” compared to both equity volatility and credit volatility. Since then, there has also been a dislocation compared to investment grade corporate bond spreads. Although the dislocation has persisted thus far and led to moderate gains, we believe that this dislocation will likely dissipate.

Equities – The Fund’s public equity investments benefited from the market rally and produced moderate gains. They were partially offset by equity hedges in the portfolio in place to neutralize the beta exposure in the Fund.

Conclusion

We will continue to search for investment opportunities with the goal of creating long-term value for shareholders.

If you have any questions about the Fund, please visit www.sabacef.com. We are grateful for your trust and support.

Boaz R. Weinstein

Founder and Chief Investment Officer

Saba Capital Management, L.P.

The foregoing reflects the views, analysis, and opinions of Saba Capital Management, L.P. (“Saba”) as of 20 December, 2024.

[1]	Past performance is no guarantee of future results and shares of the Fund, when sold, may be worth less than their original cost.

[2]	“Total Return” is calculated assuming a purchase of the referenced security/index at the opening on November 1, 2023 and a sale at October 31, 2024 and includes an assumption that dividends/distributions, if any, are reinvested. Additional returns of the Fund on a NAV basis and market value basis for the reporting period can be found on page 3.

[3]	“Annualized Volatility” is the standard deviation of daily returns (trading days) for any reporting period times sqrt (252), where 252 is the expected number of trading days in an annual period.

[4]	iShares iBoxx High Yield Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.

[5]	Indices and other financial benchmarks are provided for illustrative purposes only and do not imply that the Fund will achieve similar performance, returns or volatility or invest in any specific investments that compromise any such index. Comparisons to indices have limitations and material characteristics that may differ from the Fund. Any index information contained herein is included merely to show general trends in the markets in the periods indicated, is not meant to imply that these indices are the only relevant indices or the Fund’s portfolio was similar to the index either in composition or element of risk. Indices referenced in the foregoing letter were selected by us in good faith, but there is no guarantee that such indices are appropriate or suitable for comparison with the Fund’s performance. No assurance is made as to the accuracy of such indices and all information above is subject to revision. In addition, the composition of each of these indices is not under our control and may change over time in the discretion of the respective provider of such index, which may affect the results of the performance comparisons.

[6]	The returns discussed in this paragraph represent the gains and losses that the Fund’s portfolio investments generated during the reporting period and are therefore calculated using a different methodology than the “Total Return” presented in the table to this “Performance Summary” section.

Saba Capital Income & Opportunities Fund (Unaudited)	Performance Update

October 31, 2024

Average Annual Total Returns (as of October 31, 2024)

	1 Year	3 Year	5 Year	10 Year
Returns at NAV	12.77%	6.98%	4.54%	4.26%
Returns at Market Value	18.00%	6.31%	5.20%	4.57%
iShares iBoxx $ High Yield Corporate Bond ETF (HYG)[1]	15.85%	2.42%	3.37%	3.74%

Average annual returns for the period since Saba Capital Management, L.P. began managing the Fund on June 4, 2021 are at NAV 6.93% and at market value 6.46%2.

Comparison of the Change in Value of a $10,000 Investment

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that a shareholder’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by visiting www.sabacef.com.

[1]	iBoxx USD Liquid High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the USD high yield corporate bond universe. The index is market-value weighted with an issuer cap of 3%.

[2]	Total investment return is calculated assuming a purchase at the opening on June 4, 2021 and a sale at October 31, 2024 and includes an assumption that dividends/distributions are reinvested.

Annual Report | October 31, 2024	3

Saba Capital Income & Opportunities Fund (Unaudited)	Performance Update

October 31, 2024

Top Ten Holdings by Issuer (as a % of Net Assets)(a)

Stone Ridge Opportunities Fund Feeder LP	13.01%
RR Donnelley & Sons Co.	6.19%
Bitwise 10 Crypto Index Fund	3.89%
Grayscale Ethereum Classic Trust	3.15%
Cannae Holdings, Inc.	3.01%
Level 3 Financing Inc.	2.58%
J Crew Group LLC	2.54%
Altria Group, Inc.	2.53%
Fidelity Emerging Markets Ltd.	2.35%
Pershing Square Holdings, Ltd.	2.28%
Top Ten Holdings	41.53%

Portfolio Composition (as a % of Net Assets)(a)

Closed End Funds	22.66%
Corporate Bonds	18.56%
Private Funds	13.96%
Senior Loans	13.70%
Common Stock	12.52%
Investment Trusts	8.79%
Unit Trusts	3.58%
Simple Agreement For Future Equity Contracts	2.09%
Preferred Stock	1.14%
Mortgage-Backed Securities	1.10%
Money Market Funds	0.94%
Options	0.90%
Special Purpose Acquisition Companies	0.53%
Futures Contracts	0.55%
Sovereign Debt Obligations	0.54%
Credit Default Swap Contracts	0.44%
Credit Default Swaptions	0.24%
Investment in Affiliated Fund	0.23%
Forward Foreign Currency Contracts	0.14%
Warrants	0.08%
Rights	0.01%
Participation Agreement	0.00%
Preferred Stock	-0.05%
Total Return Swap Contracts	-0.22%
To Be Announced Mortgage-Backed Securities Forward Contracts	-1.07%
Corporate Bonds	-1.46%
Exchange Traded Funds	-3.06%
Common Stock	-13.11%
Sovereign Debt Obligations	-53.81%
Total Investment	29.92%
Other Assets in Excess of Liabilities	70.08%
Net Assets	100.00%

(a)	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

General Risk Factors

Dependence on Key Individuals. Shareholders have no authority to make decisions on behalf of the Fund. The success of the Fund depends upon the ability of key members of the Investment Adviser’s investment team to develop and implement investment strategies that achieve the Fund’s investment objectives. If the Fund were to lose the services of these members, the consequence to the Fund could be material and adverse. In addition, subjective decisions made by the individual CEF Managers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized. Although Saba Capital may allocate assets of the Fund to CEF Managers who use different investment strategies, there can be no assurance that market or other events will not have an adverse impact on the strategies employed by multiple CEF Managers.

Dependence on Service Providers. The Fund is also dependent upon their counterparties and the businesses that are not controlled by the Investment Adviser that provide services to the Fund (the “Service Providers”). Examples of Service Providers include the administrator, custodian, legal counsel, auditors, Principal Financial Officer, and Chief Compliance Officer. Errors are inherent in the business and operations of any business, and although the Investment Adviser will adopt measures to prevent and detect errors by, and misconduct of, counterparties and Service Providers, and transact with counterparties and Service Providers it believes to be reliable, such measures may not be effective in all cases. Errors or misconduct could have a material adverse effect on the Fund and the Investor’s investments therein.

Indemnification. The Fund will indemnify the Investment Adviser and other Service Providers for liabilities incurred in connection with the affairs of the Fund. Such liabilities may be material and have an adverse effect on the returns to the investors. The indemnification obligations of the Fund would be payable from the assets of the Fund.

Third Party Managers. The Fund has and may in the future invest in public and/private funds managed by third party managers, or may allocate portions of its assets to third party managers to manage on a discretionary basis, if the Investment Adviser determines that such an arrangement represents the best way to access a particular investment opportunity or otherwise expand the investment expertise available to the Fund. The Fund will be subject to various costs relating to such investments, including performance-based and/or fixed asset-based fees or allocations payable to such third party managers. Any such fees and allocations will not reduce the Management Fee.

An investor in an advisory client (any such investor, a “Referring Investor”) of the Investment Adviser may refer to the Investment Adviser one or more third party managers that manage funds and/or accounts in which the Fund may invest. The Fund may invest in one or more funds and/or accounts managed by such third party managers directly or indirectly (through a vehicle managed by such Referring Investor). In exchange for any such referral (or access), a Referring Investor may be compensated through payment or allocation of performance-based or fixed asset-based fees or allocations. A Referring Investor may also be granted preferential terms with respect to its investment in any other advisory client of the Investment Adviser in connection with any referral it makes to the Investment Adviser. Additionally, from time to time, the Fund has in the past invested, and may in the future invest, in funds advised by third party managers where the Investment Adviser also provides advisory services to advisory clients advised by such third party managers. These investments may create a potential conflict of interest for the Investment Adviser to make such investments to receive fees from a Referring Investor or the clients advised by the third party managers. When making an investment of the Fund’s assets with such third party managers, the Investment Adviser will evaluate the facts and circumstances of the proposed investment to assess the appropriateness of the investment in light of the potential conflict of interest.

Selection of Brokers. The Investment Adviser may be subject to conflicts of interest relating to its selection of brokers on behalf of the Fund. Transactions for the Fund will be allocated to brokers on the basis of, among other things, best execution and in consideration of a broker's ability to effect the transactions, its facilities, reliability and financial responsibility, as well as the provision or payment by the broker of the costs of research and research-related services. In addition, brokers may provide other services that are beneficial to the Investment Adviser, but not necessarily beneficial to the Fund, including, without limitation, capital introduction, marketing assistance, consulting with respect to technology, operations or equipment, and other services or items. Such services and items may influence the Investment Adviser’s selection of brokers.

Fees and Expenses Risk. The Fund will pay fees and expenses regardless of whether it records profits for the period and will be required to pay fees and expenses at the level of the CEFs regardless of whether a CEF experiences any profits (including, for the avoidance of doubt, expenses attributable to trading commissions).

Affiliated Service Provider. The Investment Adviser from time to time engages service providers on behalf of the Fund in which certain advisory clients of the Investment Adviser, including but not limited to the Fund, and/or employees, consultants, affiliates and/or other personnel of Saba Capital have a financial interest and which certain employees, consultants, affiliates and/or other personnel of the Investment Adviser participate in the management of (the “Affiliated Service Provider”). When engaging an Affiliated Service Provider, the Fund is expected to bear the Affiliated Service Provider’s fees and rates (including with respect to terms and compensation), which are expected to be competitive with compensation paid to third parties for comparable services that could reasonably be made available to the Fund. No management fee offset is expected to be applied to the Affiliated Service Provider for such services. The Investment Adviser may be viewed as having an incentive to direct the Fund to engage the Affiliated Service Provider because of the financial or other business interests of certain advisory clients of the Investment Adviser, including but not limited to the Fund, and/or employees, consultants, affiliates and/or other personnel of the Investment Adviser. The Investment Adviser seeks to mitigate any such conflict by periodically evaluating the pricing of alternative unaffiliated service providers

Annual Report | October 31, 2024	5

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

Risks Relating to Market Conditions Generally

General Economic and Market Conditions. The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of the prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets.

Market Disruption and Geopolitical. The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Service Providers.

Potential Interest Rate Increases. Uncertainty of the U.S. and global economy, and sensitivity of interest rates to changes in U.S. government and other nations’ monetary and fiscal policies, including changes in the federal funds rate, create a risk that interest rates will be volatile in the future. Interest rate volatility is difficult to predict, and may cause the value of any assets sensitive to interest rates, including fixed-income instruments, held by the Fund and the CEFs to decrease.

Volatile Markets. The prices of financial instruments in which the Fund may invest can be volatile. Price movements of forward and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses.

There can be no assurance that the Fund will not suffer material adverse effects from broad and rapid changes in market conditions. Recent market conditions have shown that markets can quickly change at times or in ways that are difficult for the Investment Adviser to predict, so even a well analyzed investment approach may not protect the Fund from significant losses under certain market conditions.

Global Market Investments. The Fund may invest in the equity, debt or other securities and instruments of issuers located outside the United States. In addition to business uncertainties, such investments may be affected by political, social and economic uncertainty affecting a country or region. Many financial markets are not as developed or as efficient as those in the United States, and as a result, liquidity may be reduced and price volatility may be higher. The legal and regulatory environment may also be different, particularly as to bankruptcy and reorganization. Financial accounting standards and practices may differ, and there may be less publicly available information in respect of such companies.

The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. Income received by the Fund from sources within some countries may be reduced by withholding and other taxes imposed by such countries.

The Fund may be subject to additional risks which include possible adverse political and economic developments and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Furthermore, some of the securities may be subject to brokerage taxes levied by governments, which has the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. While the Investment Adviser will take these factors into consideration in making investment decisions for the Fund, no assurance can be given that the Fund will be able to fully avoid these risks.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could adversely affect global economic conditions and world markets and, in turn, could adversely affect the Fund’s performance.

Emerging Market Investments. Certain markets in which the Fund may invest may be regarded as emerging or developing markets. In emerging and developing markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision which is in place may be subject to manipulation or control. Some emerging and developing market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in financial instruments may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts. Due to the foregoing risks and complications, the costs associated with investments in emerging market securities generally are higher than for securities of issuers based in developed countries.

Investment Strategy Risk Factors

An investor should be aware that it may lose money. All investments involve the risk of loss of capital. The Investment Adviser believes that the Fund’s investment program and research techniques moderate this risk through a careful selection of investments, the use of short and long positions and other financial instruments. However, no guarantee or representation is made that the Fund’s investment program will be successful. The Fund’s investment program is expected to utilize leverage and may utilize such investment techniques as option transactions, short sales, limited diversification and forward contracts, which can, in certain circumstances, increase the adverse impact to which the Fund’s portfolio may be subject.

Leverage Risks. The use of leverage may take the form of, without limitation, any of the financial instruments described herein, including derivative instruments which are inherently leveraged and trading in products with embedded leverage such as options, short sales, swaps and forwards. The instruments and borrowings utilized by the Fund to leverage investments may be collateralized by the Fund’s portfolio, respectively.

The use of leverage will magnify the volatility of changes in the value of the investments of the Fund. Accordingly, any event which adversely affects the value of an investment would be magnified to the extent the investment is leveraged. The cumulative effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund was not leveraged.

While leverage increases the buying power of the Fund and presents opportunities for increasing total returns, it has the effect of potentially increasing losses as well. For example, funds borrowed for leveraging will be subject to interest, transaction and other costs, and other types of leverage also involve transaction and other costs. Any such costs may or may not be recovered by the return on the Fund’s portfolio. Leverage will increase the investment return of the Fund if an investment purchased with or utilizing leverage earns a greater return than the cost to the Fund of such leverage. The use of leverage will decrease the investment return if the Fund fails to recover the cost of such leverage.

Short Selling

General Risk. The success of the Fund’s short selling investment strategy depends upon the Investment Adviser’s ability to identify and sell short securities that are overvalued. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position.

Borrowing and Counterparty Risk. There can be no assurance that the Fund will be able to maintain the ability to borrow securities sold short. In such cases, the Fund can be “bought in” (i.e., forced to repurchase securities in the open market to return to the lender). There also can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the market. Purchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Annual Report | October 31, 2024	7

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

Even though the Fund secures a “good borrow” of the security sold short at the time of execution, the lending institution may recall the lent security at any time, thereby forcing the Fund to purchase the security at the then-prevailing market price, which may be higher than the price at which such security was originally sold short by the Fund.

In addition, the Fund may be required to provide additional margin to its counterparties, including its prime brokers, on short notice if the price of a security underlying a short position suddenly rises. If the Fund is unable to deliver the additional margin required, the Fund may need to prematurely close out the short position at unattractive prices, thereby resulting in a substantial loss. Depending on the timing and magnitude of a price increase in respect of an open short position, the Fund may be required to liquidate long positions to meet margin requirements, thereby further increasing the losses (or decreasing the gains) of the Fund.

The Fund may make “short sales against-the-box,” in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If the Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against-the-box.

Further, fees charged to the Fund for borrowing securities may be substantial, and will decrease any gains (or increase losses) associated with a short position.

Short strategies can also be implemented synthetically through various instruments and be used with respect to indices or in the OTC market and with respect to futures and other instruments. In some cases of synthetic short sales, there is no floating supply of an underlying instrument with which to cover or close out a short position and the Fund may be entirely dependent on the willingness of OTC market makers to quote prices at which the synthetic short position may be unwound. There can be no assurance that such market makers will be willing to make such quotes. Short strategies can also be implemented on a leveraged basis.

Short-Squeeze Risk. A so-called “short squeeze” can occur when the price of securities in which the Fund has an open short position rises sharply in a short time frame. The rapid rise may be a result of (i) multiple short sellers seeking to cover their short positions in the same time frame by purchasing the security, resulting a rapid price increase; (ii) market participants collectively purchasing a significant amount of shares, thereby causing a substantial increase the price of such securities; or (iii) one or more lenders of a security that was used to facilitate a short position suddenly demanding the return of the security that has been loaned. A “short squeeze” may result in the Fund having to prematurely close out a short position at relatively unattractive high prices, resulting in a substantial loss. Further, the risk of a “short squeeze” likely will increase if other short sellers, market participants and/or lenders become aware of the Fund’s short positions, including, without limitation, as a result of legally-required reporting with respect to the Fund’s ownership of options to purchase the underlying security being shorted.

Legal Restrictions and Reporting-Related Risk. Certain jurisdictions have enacted restrictions on short selling (including wholesale bans, at times) as well as public disclosure requirements. If additional short selling restrictions and disclosure requirements are enacted, the prices of the instruments in which the Fund invests may be materially affected and the ability of the Investment Adviser to take advantage of opportunities for short selling may be significantly reduced.

Specifically, on October 13, 2023, the SEC adopted new rule 13f-2 (“Rule 13f-2”) of the Exchange Act. Rule 13f-2 requires institutional investment managers to report equity security short positions to the SEC on new Form SHO. While the Form SHO information that the Investment Adviser will file with the SEC (if any) is treated as confidential, the SEC plans to publish aggregated data derived from Form SHO submissions within a month of the end of each reporting period. This information published by the SEC will be the aggregated gross short position for each class of equity security and the aggregate of the net activity reported by all reporting managers for each equity security. In addition, each month the SEC also plans to publish similar aggregated Form SHO data for the prior 12 months that reflect updated information that accounts for any changes that result from amendments and restatements to Form SHO filings. Rule 13f-2 went into effect on January 2, 2024. However, compliance with the Rule 13f-2 reporting requirements will not be required until 12 months later, January 2025, with the SEC commencing the publication of aggregated short position data collected under Rule 13f-2 three months later. In addition, in December 2023, several industry groups sued the SEC to invalidate the rule, although it is not clear whether the case will be resolved before market participants will need to comply with the rule’s requirements.

While the short position information provided by the Investment Adviser to the SEC will be confidential and not available to the public, market participants will now have monthly visibility, albeit on an aggregate basis, into the magnitude of open short positions with respect to a particular issuer. The disclosure that will be provided pursuant to Rule 13f-2 increases the risk that a “short squeeze” could occur in one or more short positions maintained by the Fund because market participants will now have broad and regularly recurring information regarding the open short positions.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

Equity Securities Generally. The Fund expects to buy and sell private and public equity securities. The value of equity securities of public and private, listed and unlisted companies and equity derivatives generally varies with the performance of the issuer and movements in the equity markets. As a result, the Fund may suffer losses if it invests in equity instruments of issuers whose performance diverges from the Investment Adviser’s expectations or if equity markets generally move in a single direction and the Fund has not hedged against such a general move. The Fund also may be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of convertible securities or private placements, delivering marketable common stock upon conversions of convertible securities and registering restricted securities for public resale.

Debt Securities Generally. The Fund expects to buy and sell private and government debt securities and instruments. The Fund may buy or sell debt instruments that are unrated, and whether or not rated, the debt instruments may have speculative characteristics. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal. Such instruments are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

Currency Risks. The Fund’s investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Investment Adviser may try to hedge these risks by investing directly in foreign currencies, buying and selling forward foreign currency exchange contracts and buying and selling options on foreign currencies, but there can be no assurance such strategies will be effective.

Sovereign Debt. The Fund may buy and sell sovereign debt. Several factors may affect (i) the ability of a government, its agencies, instrumentalities or its central bank to make payments on the debt it has issued (“Sovereign Debt”), including securities that the Investment Adviser believes are likely to be included in restructurings of the external debt obligations of the issuer in question, (ii) the market value of such debt and (iii) the inclusion of Sovereign Debt in future restructurings, including such issuer’s (x) balance of trade and access to international financing, (y) cost of servicing such obligations, which may be affected by changes in international interest rates, and (z) level of international currency reserves, which may affect the amount of non-U.S. exchange available for external debt payments. Significant ongoing uncertainties and exposure to adverse conditions may undermine the issuer’s ability to make timely payment of interest and principal, and issuers may default on their Sovereign Debt.

Distressed Securities. The Fund may invest in “below investment grade” securities and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. It is anticipated that certain debt instruments purchased by the Investment Adviser for the Fund may be non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans. These securities are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and securities in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Investment Adviser will correctly evaluate the value of the assets underlying the Fund’s investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the investors adequately for the risks assumed.

Annual Report | October 31, 2024	9

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

In certain transactions, the Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

High-Yield Securities. The Fund expects to invest in bonds or other fixed income securities, including, without limitation, “higher yielding” (including non-investment grade) debt securities, and may take short positions in these securities. Such securities are generally not exchange traded and, as a result, these financial instruments trade in the over-the-counter marketplace, which is less transparent and has wider bid/ask spreads than the exchange-traded marketplace. The Fund may invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. High-yield securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations and U.S. Government securities or debt securities issued or guaranteed by a non-U.S. government. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Also, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. High-yield securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). High-yield securities may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by substantially all of the issuer’s assets. High-yield securities may also not be protected by financial covenants or limitations on additional indebtedness.

The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

The Fund may invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future or that are currently in default and are generally considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result only in partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Bank Loans. The Fund’s investment program may include investments in bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Investment Adviser attempts to compare the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading, which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to the high-yield debt market.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

Second Lien Loans. The Fund may invest in loans that are secured by a second lien on assets. Second lien loans have been a developed market for a relatively short period of time, and there is limited historical data on the performance of second lien loans in adverse economic circumstances. In addition, second lien loan products are subject to intercreditor arrangements with the holders of first lien indebtedness, pursuant to which the second lien holders have waived many of the rights of a secured creditor, and some rights of unsecured creditors, including rights in bankruptcy which can materially affect recoveries. While there is broad market acceptance of some second lien intercreditor terms, no clear market standard has developed for certain other material intercreditor terms for second lien loan products. This variation in key intercreditor terms may result in dissimilar recoveries across otherwise similarly situated second lien loans in insolvency or distressed situations. While uncertainty of recovery in an insolvency or distressed situation is inherent in all debt instruments, second lien loan products carry more risks than certain other debt products.

Non-Investment Grade and Unrated Instruments. A portion of the Fund’s assets may be invested in instruments that are unrated or have a credit quality rating below investment grade by internationally recognized credit rating organizations, such as Moody’s Investors Service Inc. and S&P Global Ratings. The market prices of those securities may fluctuate more than higher-rated securities, and may decline significantly in periods of general economic difficulty. Those securities generally are considered to have extremely poor prospects of ever attaining any real investment grade standing and to have a current identifiable vulnerability to default. The issuers or guarantors of those securities are considered to be less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions. Alternatively, such issuers may be in default or not current in the payment of interest or principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be less liquid and less active than for higher grade debt securities.

Inflation Risks. The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Credit Risk. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Default Swaps. The Fund expects to invest in credit default swaps. A credit default swap is a contract between two parties which transfers the risk of loss if a company fails to pay principal or interest on time or files for bankruptcy. In essence, an institution which owns corporate debt instruments can purchase a limited form of default protection by entering into a credit default swap with another bank, broker-dealer or financial intermediary. Upon an event of default, the swap may be terminated in one of two ways: (i) by the purchaser of credit protection delivering the referenced instrument to the swap counterparty and receiving a payment of par value, or (ii) by the parties pairing off payments, with the purchaser of the protection receiving a payment equal to the par value of the reference security less the price at which the reference security trades subsequent to default. The first way is the more common form of credit default swap termination.

In the manner described above, credit default swaps can be used to hedge a portion of the default risk on a single corporate bond or a portfolio of bonds. Credit default swaps can be used to implement the Investment Adviser’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Fund to make payments upon the occurrence of a credit event creates leveraged exposure to the credit risk of the referenced entity. The Fund may also “purchase” credit default protection even in the case in which it does not own the referenced instrument if, in the judgment of the Investment Adviser, there is a high likelihood of credit deterioration. In such instance, the Fund will pay a premium regardless of whether there is a credit event.

The credit default swap market in high-yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment grade securities, creating the risk that the newer markets will be less liquid, and making it potentially more difficult to exit or enter into a particular transaction. Swap transactions dependent upon credit events are priced incorporating many variables including the pricing and volatility of the common stock, potential loss upon default and the shape of the U.S. Treasury Yield curve, among other factors. As such, there are many factors upon which market participants may have divergent views. The Investment Adviser may also enter into credit default swap transactions, even if the credit outlook is positive, if it believes that participants in the marketplace have incorrectly valued the components which determine the value of a swap.

Annual Report | October 31, 2024	11

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

Widening and Narrowing Credit Spreads. The Fund will be impacted by the widening or narrowing of credit spreads. If credit spreads were to narrow, it may result in an increase in the cost to the Fund of buying securities to cover the short position or resulting in the inability of the Fund to cover the short position.

Index or Index Options. The Fund may also purchase and sell indices as well as call and put options on indices, whether or not stock indices are listed on securities exchanges or traded in the over-the-counter market. An index or index option fluctuates with changes in the market values of the securities included in the index. Specifically, investments in the ABX, CMBX, CDX and iBoxx indices will fluctuate based upon the value of the subprime mortgage bonds, commercial mortgage-backed securities (“CMBS”) and credit default swaps that are part of such index, respectively. The value of subprime mortgage bonds bear various risks, including credit, market, interest rate, structural and legal risks that can each affect the repayment rate of the underlying subprime mortgages; the value of CMBS will be influenced by factors affecting the value of the underlying real estate portfolio, and by the terms and payment histories of such CMBS; and, the value of credit default swaps are subject to the risks described in “Credit Default Swaps” above. In addition, because the value of an index or index option depends upon movements in the level of the index rather than the price of a particular asset, whether the Fund will realize gains or losses from the purchase or writing of options on indices depends upon movements in the level of instrument prices in the assets generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular assets.

Trading of Swaps. The Fund expects to enter into swap transactions. A swap transaction is an individually negotiated, non-standardized derivative agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, currency exchange rates, securities, commodities or other items, indices, or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity. Swap contracts are not traded on exchanges and are not otherwise regulated, and as a consequence investors in such contracts do not benefit from regulatory protections. Swap trading is similar to the spot and forward markets in that banks, broker-dealers or their affiliates generally act as principals in the swap markets, and the Fund is subject to risks similar to those described in the discussion of the spot and forward markets.

Futures. The Fund may engage in futures transactions. Futures contracts are usually made on a futures exchange which call for the future delivery of a specified “commodity” at a specified time and place. These contractual obligations, depending on whether one is a buyer or a seller, may be satisfied by making an offsetting sale or purchase of an equivalent futures contract on the same exchange prior to the end of trading in the contract month. Futures prices are highly volatile. Financial instrument and foreign currency futures prices are influenced by, among other things, interest rates, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. The Fund’s profitability may depend on its ability to analyze price movements in those markets. Because low margin deposits are normally required, an extremely high degree of leverage is obtainable in futures trading. A relatively small price movement in a futures contract, consequently, may result in large losses. Thus, like other highly leveraged investments, any purchase or sale of a futures contract may result in losses which exceed the amount invested.

Most U.S. futures exchanges limit fluctuations during a single day in futures contract prices by regulations referred to as “daily price fluctuation limits” or “daily limits.” During a single trading day, no trade may be executed at prices beyond the daily limits, and positions in a particular contract can neither be taken nor liquidated at a price beyond the applicable limit. Futures prices in various commodities have occasionally moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses, which could exceed the margin initially committed to such trades. In addition, even if futures prices have not moved the daily limit, the Fund may not be able to execute futures trades at favorable prices if little trading in the contracts the Fund wishes to trade is taking place. It is also possible that an exchange or regulatory authority may suspend trading in a particular contract or order that trading in a contract be conducted for liquidation of open positions only.

Securities Futures Products. The Fund may enter into transactions involving securities futures products for investment, hedging and risk management. Although securities futures contracts share some characteristics with options on securities (options contracts), these products are also different in a number of material ways.

If the Fund purchases an options contract, it has the right, but not the obligation, to buy or sell a security prior to the expiration date. By contrast, if it takes a position in a security futures contract (either long or short), it has both the right and the obligation to buy or sell a security at a future date. The only way the Fund can avoid the obligation incurred by the securities futures contract is to liquidate the position with an offsetting contract.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

The purchaser and seller of a security futures contract each enter into an agreement to buy or sell a specific quantity of shares in the underlying security. Based on the movement in prices of the underlying security, a person who holds a position in a security futures contract can gain or lose many times his or her initial margin deposit. In this respect, the benefits of a security futures contract are similar to the benefits of purchasing an option, while the risks of entering into a security futures contract are similar to the risks of selling an option.

Both the purchaser and seller of a security futures contract have daily margin obligations. At least once each day, security futures contracts are marked-to-market and the increase or decrease in the value of the contract is credited or debited to the buyer and seller. As a result, any time the Fund has an open position in a futures contract including security futures products, it may be called upon to meet additional margin requirements. As a consequence of the mark-to-market feature, investors generally feel the effects of gains and losses from such investments immediately.

In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume is low. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order trading in a particular contract be conducted for liquidation only.

There are other risks of trading security futures products that differ from the risks of investing in securities. Some, but not all, are:

1. Under certain market conditions it may be difficult or impossible to liquidate a position. If the Fund cannot liquidate a position, it may be impossible to realize a gain from its position or prevent losses from mounting. This could occur, for example, in the event of a trading halt in the underlying security.

2. Under certain market conditions, the prices of futures interests and security futures products may not maintain their customary or anticipated relationship to the price of the underlying security. This could occur, for example, when the market for the primary security is closed, reporting is delayed or the primary market is illiquid.

3. The brokerage firm that holds the Fund’s futures interests may be required to deliver the Fund’s funds into the accounts of a foreign broker, exchange or clearing organization to satisfy the margin and mark-to-market requirements (if any) of futures contracts traded on foreign exchanges. In the event of the bankruptcy of a counter party, the Fund’s funds may not receive the same protections as they would have in the hands of a domestic broker, exchange or clearing organization.

Forward Trading. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated. There is no limitation on daily price movements and speculative position limits are not applicable. The primary risks associated with entering into such transactions include the risk that there will not be a market for such instruments; that trading will be disrupted because of unusually high trading volume, government intervention or other factors; that there is counterparty credit risk; and that the counterparty may not be able to perform on its obligation under the contract. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. The imposition of controls by governmental authorities might also limit such forward trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Fund. Market illiquidity, trading disruption, or failure of the counterparty to perform could result in major losses to the Fund. To the extent possible, the Investment Adviser endeavors to deal only with counterparties that are creditworthy and reputable institutions, but such counterparties need not be rated investment grade.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Annual Report | October 31, 2024	13

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party. Any of these actions could have an adverse effect on the Fund’s ability to achieve their investment objective.

Catastrophe Bonds. The Fund may invest in catastrophe bonds. Event-linked or catastrophe bonds carry material uncertainties and risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds”. The rating, if any, primarily reflects the rating agency’s calculated probability that a predefined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.

Catastrophe bonds are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for reinsurance-related securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Quota Share Notes, Excess of Loss Notes and ILW Notes. The Fund may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and/or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties (collectively, “Reinsurance Notes”). As Reinsurance Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult to fully evaluate the underlying risk profile of Reinsurance Notes, which may place the Fund’s assets at greater risk of loss than if the Investment Adviser had more complete information. The lack of transparency may also make the valuation of such investments more difficult and potentially result in mispricing that could result in losses to the Fund. In Reinsurance Notes, the Fund cannot lose more than the amount invested.

Reinsurance Industry Risk. The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may also increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event could result in losses to the Fund’s investment, and a series of major triggering events affecting a large portion of the reinsurance-related securities held by the Fund could result in substantial losses to the Fund’s investment. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund’s investment.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

Duration of Reinsurance-Related Securities. The determination of the level of losses under a reinsurance-related security may be a protracted process and the realizable value of these reinsurance-related securities, particularly those with respect to which a loss event has occurred, will be delayed until the related collateral, if any, is released to the Fund and any remaining associated liabilities are finally determined.

Modeling Risk. The Investment Adviser, in selecting certain investments for the Fund, may consider risk models created in-house or by third parties that are based, in part, on prior transactions, quantitative analysis and industry knowledge. Risk models are designed to assist investors, governments and businesses to understand the potential impact of a wide variety of events and allow such parties to analyze the probability of loss. Risk models are created using historical, scientific and other related data and may incorporate quantitative methods. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence or severity of any particular event and thus may fail to accurately calculate the probability of an event and may underestimate the likelihood of an event. Securities or other investments selected using such methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the analytical framework, the weights placed on each factor, and changing sources of market returns, among others. In addition, any errors or imperfections in a risk model (quantitative or otherwise), analyses, the data on which they are based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Investment Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Investment Adviser as one input in its risk analysis process for Fund investments. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

When-Issued and Forward Commitment Securities. The purchase of securities on a “when-issued” basis involves a commitment by the Fund to purchase or sell securities at a future date (typically one or two months later). No income accrues on securities that have been purchased on a when-issued basis prior to delivery to the Fund. When-issued securities may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition, it may generate a gain or loss. In addition, there is a risk that securities purchased on a when-issued basis may not be delivered to the Fund. In such cases, the Fund may incur a loss. One type of security which the Fund is permitted to acquire on a “when-issued” basis is a forward-settling agency MBS where the pool is “to-be-announced”, known as a “TBA”. Pursuant to these TBAs, the Fund will agree to purchase, for future delivery, agency MBS with certain principal and interest terms and certain types of underlying collateral, but where the specific agency MBS to be delivered will not be identified until shortly before the TBA settlement date. In the case of TBAs there is an additional risk that, when the actual terms of the underlying mortgage pool become known, the Fund may be exposed to greater risk than anticipated.

Illiquid Investments. The Fund may invest in securities, bank debt, private funds and companies, other assets and/or third-party managers and other claims, which are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to execute a buy or sell order on exchanges at the desired price or to liquidate an open position due to market conditions, including the operation of daily price fluctuation limits. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. If trading on an exchange is suspended or restricted, the Fund may not be able to execute trades or close out positions on terms that the Investment Adviser believes are desirable. Realization of value from such investments may be difficult in the short-term, or may have to be made at a substantial discount compared to other freely tradable investments. An investment in the Fund is suitable only for certain sophisticated investors who do not require immediate liquidity for their investments.

Private Company Risks. The Fund may invest in securities issued by private companies or other private issuers. Investments in private issuers involve a number of significant risks. Generally, little public information exists about these issuers, and the Investment Adviser is required to rely on the ability of its investment professionals to obtain adequate information to evaluate the potential returns from investing in these issuers. If the Investment Adviser is unable to uncover all material information about these issuers, the Investment Adviser may not make a fully informed investment decision, and the Fund may lose money on its investments. Private issuers may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, private issuers typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, private issuers are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the private issuer and, in turn, on the Fund. Private issuers also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Investment Adviser’s and the Fund’s executive officers and directors may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in these types of issuers. Private issuers are also typically subject to heightened valuation risk. See “Valuation” risk below.

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Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

Valuation. Securities which the Investment Adviser believes are fundamentally undervalued or overvalued may not ultimately be valued in the capital markets at prices and/or within the time frame the Investment Adviser anticipates. In particular, purchasing securities at prices which the Investment Adviser believes to be distressed or below fair value is no guarantee that the price of such securities will not decline even further.

Under the 1940 Act, we are required to carry our investments at market value or, if there is no readily available market value, at fair value as determined pursuant to our valuation procedures. There may not be a public market for certain of the investments that we make (for example, investments in privately issued securities). Elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less observable market data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. We will value these securities at fair value as determined in good faith pursuant to our valuation procedures.

Certain inputs used in the determination of the fair value of our investments may be unaudited or may be subject to little verification or other due diligence. In addition, such factors may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. This may adversely affect our return.

Derivative Investments. The prices of derivative instruments, including futures and options, are highly volatile. Payments made pursuant to swap agreements may also be highly volatile. Price movements of futures and options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of futures, options and swap agreements also depends upon the price of the commodities underlying them. In addition, the Fund’s assets are subject to the risk of the failure of any of the exchanges on which its positions trade or of its clearinghouses or counterparties.

The Fund may buy or sell (write) both call options and put options, and when it writes options, it may do so on a “covered” or an “uncovered” basis. A call option is “covered” when the writer owns securities of the same class and amount as those to which the call option applies. A put option is covered when the writer has an open short position in securities of the relevant class and amount. The Fund’s option transactions may be part of a hedging strategy (i.e., offsetting the risk involved in another securities position) or a form of leverage, in which the Fund has the right to benefit from price movements in a large number of securities with a small commitment of capital. These activities involve risks that can be substantial, depending on the circumstances.

In general, without taking into account other positions or transactions the Fund may enter into, the principal risks involved in options trading can be described as follows: When the Fund buys an option, a decrease (or inadequate increase) in the price of the underlying security in the case of a call, or an increase (or inadequate decrease) in the price of the underlying security in the case of a put, could result in a total loss of the Fund’s investment in the option (including commissions). The Fund could mitigate those losses by selling short, or buying puts on, the securities for which it holds call options, or by taking a long position (e.g., by buying the securities or buying calls on them) in securities for which it holds put options.

When the Fund sells (writes) an option, the risk can be substantially greater than when it buys an option. The seller of an uncovered call option bears the risk of an increase in the market price of the underlying security above the exercise price. The risk is theoretically unlimited unless the option is “covered”. If it is covered, the Fund would forego the opportunity for profit on the underlying security should the market price of the security rise above the exercise price. If the price of the underlying security were to drop below the exercise price, the premium received on the option (after transaction costs) would provide profit that would reduce or offset any loss the Fund might suffer as a result of owning the security.

Swaps and certain options and other customized instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty, market risk, liquidity risk and operations risk.

Hedging Transactions. The Fund may utilize financial instruments, both for investment purposes and for risk management purposes in order to (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of the Fund’s investment portfolio; (iii) facilitate the sale of any such investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge the interest rate or currency exchange rate on any of the Fund’s liabilities or assets; (vi) protect against any increase in the price of any securities the Fund anticipates purchasing at a later date or (vii) for any other reason that the Investment Adviser deems appropriate.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

The success of the Fund’s hedging strategy will depend, in part, upon the Investment Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the portfolio investments being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Investment Adviser’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in such hedging transactions. For a variety of reasons, the Investment Adviser may not seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The Investment Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings.

Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including closed-end funds and exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of the underlying funds in direct proportion to the Fund’s investment therein. In addition, investments in other funds have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in them. The performance of the underlying funds could be adversely affected if other investors in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in other underlying funds, including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if an appropriate alternate underlying fund is not identified in a timely manner or at all.

Closed-End Funds (the “CEFs”). The Fund does invest globally in CEFs that are operated by a diversified group of U.S. and non-U.S. closed-end fund managers (“CEF Managers”). To the extent that such CEFs invest in financial instruments similar to those invested in by the Fund, the risk factors that are set forth herein with respect to such instruments will also apply to the CEFs in which the Fund invests, and thus indirectly apply to the Fund.

Risks Relating to Underlying CEF Managers. CEF Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide the adequate operating environment for a CEF such as back office functions, trade processing, accounting, administration, risk management, valuation services and reporting. CEF Managers may also face competition from other investment managers, which may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel. Additionally, certain CEF Managers may pursue over time different investment strategies which may limit the Fund’s ability to assess a CEF Manager’s ability to achieve its long-term investment objective. Furthermore, a CEF Manager may face additional risks as the assets of a CEF increase over time. In such instances, a CEF Manager may not be able to handle properly the operating volumes of a CEF with an increased capital basis. Also, a CEF Manager may be unable to manage a CEF’s increased assets effectively because it may be unable to maintain such CEF’s current investment strategy or find the types of investments better suited for a CEF with an increased capital basis.

Independent CEF Managers. CEF Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that such CEF Managers do, in fact, hold offsetting positions, the Fund, considered as a whole, may not achieve any gains or losses despite incurring investment expenses, including, without limitation, performance-based compensation. In addition, there may often be times when a particular CEF Manager may receive performance-based compensation in respect of the Fund’s investments for a period even though the Fund’s overall portfolio depreciated during such period. Some CEF Managers also may compete with each other from time to time for the same positions in certain markets. Such competition may adversely affect the performance of CEFs managed by such CEF Managers. In addition, although the Investment Adviser receives detailed information from each CEF Manager regarding its investment performance and investment strategy, the Investment Adviser may have little or no means of independently verifying this information. A CEF Manager may use proprietary investment strategies that are not fully disclosed to the Investment Adviser, which may involve risks that are not anticipated by the Investment Adviser.

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Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

Misconduct or Bad Judgment of CEF Managers and Their Service Providers. Misconduct by employees of CEF Managers or by third-party service providers of such CEFs could cause losses to the Fund. Employee misconduct may include binding a CEF to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in either case, may result in unknown and unmanaged risks or losses) or other fraud. Losses could also result from actions by third-party service providers, including, without limitation, failing to recognize trades and misappropriating assets. Although the Investment Adviser will seek to monitor CEF Managers and their CEFs, such measures may not be effective in all cases in detecting fraud or misconduct.

In addition, the Fund will still face the risk of CEF Manager misrepresentation, material strategy alteration or poor judgment. Although CEF Managers are required to adhere to the offering documents for the respective funds, the Investment Adviser cannot control the investments made by a CEF Manager. The Investment Adviser’s sole remedy in the event of a deviation by a CEF Manager from its offering documents (such as in the case of “style drift”) may be to cause the Fund to withdraw capital from a CEF Manager’s fund, subject to any applicable withdrawal restrictions.

Style Drift. The Investment Adviser relies primarily on information provided by CEF Managers in assessing a CEF Manager’s defined investment strategy, the underlying risks of such a strategy and, ultimately, determining whether, and to what extent, it will allocate the Fund’s assets to particular CEF Managers. “Style drift” is the risk that a CEF Manager may deviate from his or her stated or expected investment strategy. Style drift can occur abruptly if a CEF Manager believes it has identified an investment opportunity for higher returns from a different approach (and the manager disposes of an interest quickly to pursue this approach) or it can occur gradually, such as if, for instance, a “value”-oriented CEF Manager gradually increases a CEF’s investments in “growth” stocks. Style drift can also occur if a CEF Manager focuses on factors it had deemed immaterial in its offering documents --such as particular statistical information or returns relative to certain benchmarks. Additionally, style drift may result in a manager pursuing investment opportunities in an area in which it has a competitive disadvantage or is outside the manager’s area of expertise (e.g., a large-cap manager focusing on small-cap investment opportunities). Moreover, style drift poses a particular risk for multiple-manager structures since, as a consequence, the Fund may be exposed to particular markets or strategies to a greater extent than was anticipated by the Investment Adviser when it assessed the portfolio’s risk-return characteristics and allocated assets to a CEF Manager (and which may, in turn, result in overlapping investment strategies among various CEF Managers).

Special Purpose Acquisition Companies. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC’s management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Investors in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company’s shares trade above the SPAC’s initial public offering (“IPO”) price, or alternatively, the market price at which an investor acquired a SPAC’s shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC’s trust account. Investors in a SPAC are subject to the risk that, among other things, (i) such SPAC may not be able to complete a qualifying business combination by the deadline established at the time of its IPO, (ii) assets in the trust account may become subject to third-party claims against such SPAC, which may reduce the per share liquidation value received by the investors in the SPAC in the event it fails to complete a business combination within the required time period, (iii) such SPAC may be exempt from the rules promulgated by the SEC to protect investors in “blank check” companies, such as Rule 419 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), so that investors in such SPAC may not be afforded the benefits or protections of those rules, (iv) such SPAC will likely only complete one business combination, which will cause its returns and future prospects to be solely dependent on the performance of a single acquired business, (v) the value of any target business, including its stock price as a public company, may decrease following its acquisition by such SPAC, (vi) the value of the funds invested and held in the trust account may decline, (vii) the inability to redeem due to the failure to hold the securities in the SPAC on the applicable record date to do so, and (viii) if the SPAC is unable to consummate a business combination, public stockholders will be forced to wait until the deadline before liquidating distributions are made. The Fund may invest in a SPAC that, at the time of investment, has not selected or approached any prospective target businesses with respect to a business combination. In such circumstances, there may be limited basis for the Fund to evaluate the possible merits or risks of such SPAC’s investment in any particular target business. In addition, to the extent that a SPAC completes a business combination, it may be affected by numerous risks inherent in the business operations of the acquired company or companies. For these and additional reasons, investments in SPACs are speculative and involve a high degree of risk.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

Further, SPACs are structured as publicly-traded blank check companies. Accordingly, the Fund will also be subject to risks that arise from investments in vehicles that are managed by independent third parties, as well as the risk that the underlying business combinations being pursued by the SPACs in which the Fund invests will not be consummated or will not be successful.

Founder’s Equity and Sponsor Vehicle Investments. The Fund may invest in founder’s equity, consisting of founder’s shares and/or private placement warrants issued by a SPAC in connection with its formation and IPO, either directly or indirectly through equity interests in a related sponsor vehicle which holds such founders equity instruments. Founder’s shares are similar to the shares of stock issued by a SPAC in its IPO, but have no right to receive any proceeds from a SPAC’s trust account pursuant to redemption or liquidation of the SPAC. Similarly, private placement warrants have terms that mirror those of the warrants issued by a SPAC in connection with its IPO, but expire worthless if the SPAC fails to consummate a qualifying business combination within the required time period. As a result, an investment in founder’s equity of a SPAC poses a risk of total loss of investment in the event the SPAC is unsuccessful in completing a business combination. In addition, the Fund may be required to agree to certain terms, including with respect to the acquisition, holding and/or voting of its liquid position in a SPAC, in order to receive exposure to a SPAC’s founder’s equity. Any founders shares distributed to the Fund will also typically be subject to a lock-up period subsequent to completion of a business combination, which will restrict the Fund’s ability to dispose of such shares for up to one year after a SPAC completes its business combination. Similar to SPAC PIPE shares, founder’s shares, private placement warrants, and any shares issued upon exercise of such private placement warrants, will also be restricted securities, which further limit their liquidity absent registration under the Securities Act.

Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption.

Co-Investment Considerations. The Fund may invest capital in negotiated transactions that are sourced by the Investment Adviser. These transactions may include transactions that are privately negotiated. Because the Investment Adviser may manage other investment funds or accounts (including proprietary capital) whose mandates include participating in such transactions, such investments will need to be made on a co-investment basis. The 1940 Act imposes significant limits on co-investment with affiliates of the Investment Adviser or the Investment Adviser itself. Accordingly, the Fund may be restricted from participating in various suitable investment opportunities that may otherwise be available to other clients of the Investment Adviser that are not subject to these restrictions.

The Investment Adviser and the Fund have applied for an exemptive order from the SEC (the “Order”) granting funds managed by the Investment Adviser and certain other affiliates the ability to negotiate material terms other than price and quantity of co-investment transactions with other funds managed by the Investment Adviser, subject to the conditions included therein. In certain situations where co-investment with one or more funds managed by the Investment Adviser or other affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Adviser will need to decide which client will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order (if granted), the Fund may be unable to invest in any issuer in which one or more funds managed by the Investment Adviser or its affiliates has previously invested.

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Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

Under the terms of the Order (if granted), the Fund would have the opportunity to participate in co-investment opportunities that align with the Fund’s investment objective and strategies. When the Fund participates in a co-investment transaction, the personnel of the Investment Adviser will allocate a portion of the investment to the Fund based on the Fund’s investment objective and strategies, investment policies, investment positions, capital available for investment, and other pertinent factors. To the extent the Fund is able to make co-investments with the Investment Adviser’s affiliates, these co-investment transactions may give rise to certain conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts (such as differing interests with respect to the desired timing of investment monetization).

In order to reduce certain conflicts of interest that may arise between the Fund and the personal trading activity of the Investment Adviser’s personnel, the Investment Adviser has adopted policies within its code of ethics, together with the Investment Adviser’s policies and procedures to prevent and detect market abuse and insider trading, placing restrictions on personal trading by the Investment Adviser’s personnel. The Investment Adviser’s personnel are required to periodically submit holdings and transaction reports, pre-approve transactions in covered securities prior to execution, and maintain exposure to a position in a security for a minimum of 30 days before exiting the transaction. Unless approved by the Investment Adviser’s Chief Compliance Officer (the “CCO”) or a member of the Investment Adviser’s compliance department (“Compliance”), the Investment Adviser’s personnel are generally prohibited from transacting in any security (or related security) that the Investment Adviser recommends to the Fund, with limited exceptions (with pre-approval) for investing in the current largest twenty ETFs by volume irrespective of the Fund’s ownership of such ETFs (or similar products), investing in the Fund, selling of positions that the Investment Adviser’s personnel held prior to joining the Investment Adviser, or other securities deemed appropriate by Compliance. Because such investments have the potential to create a conflict of interest between the Investment Adviser and the Fund, any such exception is evaluated by the CCO or a member of Compliance in accordance with the Investment Adviser’s fiduciary obligations to the Fund. It is the responsibility of all of the Investment Adviser’s personnel to ensure their adherence to the Investment Adviser’s code of ethics. Compliance is responsible for monitoring for potential violations of the Investment Adviser’s code of ethics, including without limitation the monitoring and review of the Investment Adviser’s personnels’ personal securities transactions.

Artificial Intelligence and Machine Learning Risks. The emergence of recent technology developments in generative artificial intelligence such as ChatGPT and similar large language models and chatbots (collectively, “Generative AI”) can pose risks to the Investment Adviser and Fund investments. While the Investment Adviser is still evaluating ways to utilize Generative AI in connection with its business operations and investment activities, the Investment Adviser expects to use Generative AI in various processes. The Investment Adviser is likely to be exposed to the risks of Generative AI through third parties (including, but not limited to, the Investment Adviser’s and the Fund’s service providers or counterparties) that use Generative AI, and the Investment Adviser may not always be aware of such use. The Investment Adviser cannot necessarily control the manner in which products created and/or utilized by third parties are developed or maintained. Due to the rapidly evolving nature of Generative AI and its widespread potential uses, the Investment Adviser expects that its practices with respect to Generative AI will evolve over time as the Investment Adviser’s use of, and interaction with, such technologies evolves.

Generative AI is often highly reliant on the collection and analysis of large amounts of data, and in many instances it may not be possible or practicable to incorporate all potentially relevant data into the data set that Generative AI utilizes or to evaluate the source and the reliability of the data being analyzed. Further, the outputs of Generative AI may be inaccurate or unreliable and are also susceptible to errors in such outputs’ subsequent analysis. Additionally, the use of Generative AI may involve (i) cybersecurity risks (including, but not limited to, the increased likelihood that the Investment Adviser and Fund investments become a victim of cybercrime), (ii) threats to proprietary and confidential information, (iii) intellectual property violations, (iv) access to, or disclosure of, personal information in violation of applicable data protection laws, and (v) other risks that are not currently foreseen. Such inaccuracies, errors, risks, threats, and/or violations could have adverse impacts on the Investment Adviser and Fund investments. Generative AI continues to develop rapidly, making it difficult to predict the future risks that may arise from such developments.

Risks Relating to Investments in Exchange Traded Funds/Trusts that invest in cryptocurrencies or similar digital assets that utilize blockchain technology. Consistent with the Fund’s closed-end fund investment approach, where the Fund seeks to capitalize on the difference between a closed-end fund’s aggregate asset value and its net asset value, the Fund has and may in the future invest in exchange traded investment funds/trusts that invest in cryptocurrencies or similar assets that utilize blockchain technology (such as, the Grayscale Bitcoin Trust) and the Fund may hedge such investments through the use of other securities (including other exchange trade funds that own virtual currencies) and derivatives of virtual currencies, in each case, to the extent permitted by, and in accordance with, any future law, regulation, guidance, or exemptive relief provided by the SEC or its staff or other regulatory agency or body having jurisdiction. The Fund expects that any such investments are likely to constitute only a small proportion of its portfolio.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

The following risk factors relate to investment held by exchange traded investment funds/trusts that invest in cryptocurrencies or similar assets:

Virtual currencies are relatively new, evolving products based upon new and evolving technologies. An investment in any virtual currency is subject to a variety of risks, including technological, security and regulatory risks as well as associated uncertainties over the future existence, support and development of such virtual currency. Virtual currencies may also experience unusual volatility. Any such investment is highly speculative and subject to the risk that the entirety or a material portion of such investment or its value may be lost. Virtual currency derivatives, such as futures or options on futures on a virtual currency, are also a relatively new asset class, and trading in these instruments, like trading in the virtual currencies themselves, carries a high level of risk. Investments in virtual currency derivatives, like direct investments in virtual currencies, should be considered speculative and may to result in a total loss of capital. Virtual currencies are not legal tender, but a type of highly decentralized electronic commodity that is not typically backed by any intermediating authority, such as a central bank or a national, supra-national or quasi-national organization, or any hard assets, human capital, or other form of credit. Rather, their value is based on (and fluctuates frequently according to) supply and demand factors, the number of merchants that accept the currency, and the value that various market participants place on it through their mutual agreement, barter or transactions.

The creation of new units of the virtual currency, as well recordation of ownership and transactions in the currency, is typically driven by an algorithmic system distributed over a very large computer network with many participants. Typically, an individual virtual currency unit exists as a record in a digital file, based upon a mathematical proof, and is comprised of a public key that encrypts a transaction value and a private key that decrypts it. Virtual currencies allow users to send payments within a decentralized, peer-to-peer network, and do not require a central clearinghouse or financial institution clearing transactions.

Cybersecurity Risk. Because of the cryptographic characteristics of virtual currency networks and their large number of users, direct attacks on the integrity of a virtual currency network (such as to change ownership, the number of units of the virtual currency in circulation, or the history of transactions) are generally considered impractical, but new technological developments or unforeseen technical flaws in a virtual currency’s algorithm could create opportunities for disruption. If the basic algorithm of a virtual currency were compromised, the value of the virtual currency itself, and derivatives thereupon, could be severely affected. Note, also, that the electronic exchanges and third-party custodians that facilitate trading in virtual currencies may experience, and have experienced, cybersecurity incidents of their own. As described below, depending upon the electronic custody arrangements used by an exchange, a compromise of its systems can result in an irreversible loss of virtual currency for users even if the algorithm of the virtual currency itself remains technically sound. Hackers or malicious actors may launch attacks to steal, compromise, or secure virtual currencies, such as by attacking virtual currency network source code, exchange servers, third-party platforms, cold and hot storage locations or software, or virtual currency transaction history, or by other means. Depending upon the scale of such an incident, it could have systemic effects upon the value and liquidity of a virtual currency. Although virtual currency derivatives may not be directly exposed to this latter so-called “wallet risk”, major disruptions to one or more virtual currency exchanges could have valuation effects on a virtual currency that would negatively impact the value of its derivatives in turn.

Risks Associated with “Digital Wallets”. Exchange traded funds and trusts may use digital currency “wallets” (a “virtual currency wallet” being a programmatic record system that contains virtual currency units) provided by exchanges or other third-parties to hold all or a portion of such exchange traded fund’s and trust’s virtual currencies. Such funds may be unable to conduct detailed information technology diligence on such third-party wallet providers and, as a result, may not be aware of all security vulnerabilities and risks. Certain third-party wallet providers might not indemnify the exchange traded fund or trust against any losses of virtual currencies. Certain virtual currencies are intended to be controllable only by the possessor of both the unique public and private keys relating to the local or online digital wallet in which such virtual currencies are held. If private keys relating to such exchange traded fund’s or trust’s virtual currency holdings are lost, destroyed or otherwise compromised and such private keys are not capable of being restored by a virtual currency network, such exchange traded fund or trust may be unable to access the related virtual currencies. Further, virtual currencies are typically transferred digitally, through electronic media not controlled or regulated by any entity. If a virtual currency transfers to the wrong destination, the exchange traded fund or trust may be unable to recover the virtual currency or its value.

Price Volatility Risks. A principal risk in trading virtual currencies and virtual currency derivatives is the rapid fluctuation of their market price. Virtual currencies experience significant price volatility, which may result in substantial changes in the value of a derivative contract on the underlying virtual commodity. The price of virtual currencies may be affected generally by a wide variety of complex and difficult to predict factors such as virtual currency supply and demand; rewards and transaction fees for the recording of transactions; availability and access to virtual currency service providers (such as payment processors), exchanges or other virtual currency users and market participants; perceived or actual virtual currency network or virtual currency security vulnerability; inflation levels; fiscal policy; interest rates; and political, natural and economic events. Additionally, the highly distributed nature of virtual currency trading can complicate efficient price discovery for a virtual currency in the marketplace, an effect compounded by the fact that the distributed network responsible for processing virtual currency transactions may have a relatively limited transaction volume.

Annual Report | October 31, 2024	21

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

Fluctuations in the underlying virtual currency’s value between the time that a trade is placed for a virtual currency futures contract and the time that an attempt is made to it liquidate it will affect the value of a futures contract and the potential profit and losses related to it.

Like futures generally, virtual currency futures are also traded using initial margin, which permits positions to be established in these instruments whose value exceeds the initial investment. Because the initial margin of a virtual currency derivative may be set as a percentage of the value of the contract, margin requirements for a long position may significantly increase if price of the contract rises. Additionally, due to the leverage effect provided by initial margin, unfavorable movements in the price of a virtual currency future can produce substantial losses compared to the size of the size of the initial investment. These risks are enhanced in the context of increased price volatility. There is no guarantee that the exchange traded fund or trust will be able to achieve a better than average market price for virtual currencies in owns through such exchange traded fund or trust or virtual currency derivatives or will purchase such assets at the most favorable price available.

Virtual Currencies are Speculative Investments. To date, speculators and investors seeking to profit from either short- or long-term holding of virtual currencies have driven much of the demand for these products. Virtual currencies typically have a very limited commercial and retail market application, thus contributing to price volatility that could adversely affect an investment. Virtual currencies are not yet widely adopted as a means of payment for goods and services, and banks and other established financial institutions may refuse to process funds for virtual currency transactions, process wire transfers to or from their exchanges, as well as virtual currency-related companies or service providers, or maintain accounts for persons or entities transacting in virtual currencies. Accordingly, investments in virtual currencies and virtual currency derivatives should be considered highly speculative.

Risk of Competition. As purely algorithmic constructs, virtual currencies present a relatively low barrier to entry for new financial products, and competitive products for a particular virtual currency may readily develop and vie for market share.

Fees Associated with Virtual Currency Networks. Virtual currency network participants may charge a fee for effectuating certain essential services, such as transaction recording. These fees are sensitive to prevailing market conditions and may increase during periods of high volume.

Risks Associated with Virtual Currency Exchanges. The virtual currency exchanges on which virtual currencies trade are relatively new and largely unregulated and may therefore be more exposed to theft, fraud and failure than established, regulated exchanges for other products. Liquidity for a virtual currency may be inconsistent or limited, particularly during periods of market stress. Virtual currency exchanges may impose daily, weekly, monthly or customer-specific transaction or distribution limits or suspend redemptions entirely, rendering the exchange of virtual currency difficult or impossible. Virtual currency exchanges are appealing targets for cybercrime, hackers and malware. It is possible that any such exchange may cease operations due to theft, fraud, security breach, liquidity issues, anti-money laundering issues or government investigation. While the virtual currency spot trading market is relatively unregulated, investors should note that both U.S.-domestic and foreign regulators have applied serious sanctions, including trading bans, to virtual currency exchanges that were found derelict under applicable laws. In addition, banks may refuse to process wire transfers to or from exchanges. Over the past several years, many exchanges have, indeed, closed due to fraud, theft, government or regulatory involvement, failure or security breaches, or banking issues. The exchange traded fund and trust may be unable to replace missing virtual currencies or seek reimbursement for any theft of virtual currencies.

While virtual currencies have been determined to be commodities under the U.S. Commodity Exchange Act, as amended, the CFTC’s regulatory oversight authority over commodity cash markets is limited. The CFTC maintains general anti-fraud and manipulation enforcement authority over virtual currency cash markets as a commodity in interstate commerce. However, recourse for recovery of any fiat currency lost as a result of participating in a virtual currency exchange may be limited in practice due to technological considerations. The spot and underlying markets for virtual currency are relatively opaque systems in which the ultimate beneficial owners of units of virtual currency may be difficult or impossible to identify, complicating antitheft and antifraud measures by virtual currency exchanges or regulators.

Risks Associated with Virtual Currency Derivatives Exchanges. Futures exchanges subject to U.S. jurisdiction that trade in virtual currency derivatives are responsible for regulating their activities with CFTC oversight; certain exchanges have also contracted with the NFA to implement monitoring and rule compliance in furtherance of the CFTC’s rules. Exchange-traded virtual currency derivatives that are subject to CFTC jurisdiction mitigate some of the risks of direct participation in virtual currency trading by interposing regulated facilities and contracts between traders and the underlying virtual currency market. Nevertheless, to the extent that disruptions in the exchanges of an underlying virtual currency affect the value of that commodity, derivatives in that virtual currency may be negatively impacted as well.

Saba Capital Income & Opportunities Fund (Unaudited)	Material Risk Factors

October 31, 2024

Futures commission merchants may impose enhanced trading restrictions upon virtual currency derivatives due to their novel and highly speculative nature. Virtual currency derivatives contracts may be subject to additional margin, dynamic price limits, position limits, or prohibitions on trading strategies such as certain forms of short selling or give-up/give-in transactions. Designated contract markets for virtual currency derivatives may impose trading halts that may restrict a market participant’s ability to exit a position during a period of high volatility. Such features could affect the ability of the Investment Adviser to expand or exit a position in virtual currency derivatives at the most financially opportune moment, potentially resulting in losses to the Fund.

Additional Regulatory Considerations. The regulatory schemes affecting virtual currencies may not be fully developed. Government action or regulation may directly or indirectly affect a virtual currency market or network, influencing virtual currency use or prices. It is possible that any jurisdiction may, in the near or distant future, adopt laws, regulations, policies or rules directly or indirectly affecting a virtual currency network, generally, or restricting the right to acquire, own, hold, sell, convert, trade, use or exchange virtual currencies. Like virtual currencies themselves, virtual currency derivatives exist within an evolving regulatory landscape and could also become subject to new regulations with valuation consequences for these instruments. Such changes could be difficult or impossible to predict.

Additional Tax Considerations. Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce income that if directly earned by a regulated investment company like the Fund, would be treated as non-qualifying income for purposes of the income test applicable to regulated investment companies. Accordingly, to the extent the Fund invests in cryptocurrencies futures, or investment vehicles that invest in cryptocurrencies, it will do so through a subsidiary.

In 2014, the IRS released a notice (the “Notice”) discussing certain aspects of “convertible virtual currency” (that is, digital assets that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes and, in particular, stating that such a digital asset (i) is “property,” (ii) is not “currency” for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets.

Other tax issues include the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to bitcoin holders and other similar events, including situations where such rights are disclaimed, as is expected with respect to Grayscale Bitcoin Trust’s intended treatment of such events. There is limited guidance from the IRS with respect to the treatment of bitcoin for tax purposes. In any event, there can be no assurance that the IRS will not alter its positions or otherwise provide further guidance, potentially retroactive in effect, with respect to digital assets in the future or that a court would uphold the treatment set forth in the Notice and the Ruling & FAQs or in other guidance.

It is unclear what additional guidance on the treatment of digital assets for U.S. federal, state and local income tax purposes may be issued or when such guidance may be issued. Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets. Any future guidance on the treatment of digital assets for federal, state or local tax purposes could result in adverse tax consequences for the Fund or the subsidiary and could have an adverse effect on the value of bitcoin, ether and other cryptocurrencies.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. The Fund opportunistically implements strategies it believes from time to time will be best suited to prevailing market conditions and to the Investment Adviser’s investment experience. Such strategies or approaches may involve higher levels of risk than the ones discussed herein. There can be no assurance that the Investment Adviser will be successful in applying any strategy or discretionary approach to the Fund’s investments.

Investors and prospective investors should read this entire risk disclosure as well as the more complete list of Fund Risk Factors and other materials set forth on the Fund’s website (https://www.sabacef.com) and the Fund’s Prospectus. Investors and prospective investors should consult with their own advisors before deciding whether to invest in the Fund. In addition, prospective and current investors should note that the Prospectus is and may become outdated and/or inaccurate as the Fund’s investment program may develop and change over time. An investment in the Fund may be subject to additional and different risk factors that are not outlined above. Nothing in this report or any document provided to current or future shareholders, as applicable, will prohibit or limit the recipient from voluntarily communicating with or providing information to any national, federal, state or local governmental agency or regulator regarding any potential violations of law or regulation, and the recipient is not required to seek consent from or provide notice to the Investment Adviser or the Fund in connection with any such communication with a national, federal, state or local governmental agency or regulator.

Annual Report | October 31, 2024	23

Report of Independent Registered

Saba Capital Income & Opportunities Fund	Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Saba Capital Income & Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Saba Capital Income & Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2024, and the related consolidated statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in period then ended, the financial highlights for each of the three years in the period ended October 31, 2024, the period from March 1, 2021 to October 31, 2021 and each of the two years in the period ended February 28, 2021 and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2024, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period ended October 31, 2024, the period from March 1, 2021 to October 31, 2021 and each of the two years in the period ended February 28, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of Saba Capital Income and Opportunities Fund since 2019.

New York, New York

December 20, 2024

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Principal Amount	Fair Value
CORPORATE BONDS - 18.56%
Communications - 4.30%

Altice France Holding S.A., 5.500%, 10/15/2029(b)	$1,322,000	$994,805
Charter Communications Operating Capital, 3.500%, 03/01/2042	5,000,000	3,383,560
Clear Channel Outdoor Holdings, 7.500%, 06/01/2029(b)(f)	4,653,000	4,001,580
CSC Holdings LLC, 3.375%, 02/15/2031(b)	559,000	403,179
DISH Network Corp., 11.750%, 11/15/2027(b)	2,780,000	2,931,162
Gray Television Inc., 7.000%, 05/15/2027(b)(f)	1,391,000	1,356,225
Level 3 Financing Inc., 10.500%, 05/15/2030(b)	1,111,000	1,217,934
Level 3 Financing Inc., 3.875%, 10/15/2030(b)	621,600	473,193
		14,761,638
Consumer Discretionary - 8.20%

Adtalem Global Education, Inc., 5.500%, 03/01/2028(b)	4,195,000	4,100,612
RR Donnelley & Sons Co., 9.500%, 08/01/2029(b)(f)	13,203,000	13,285,519
RR Donnelley & Sons Co., 10.870%, 08/01/2029(b)(f)	8,067,000	7,956,079
RRD Parent Inc., 10.000%, 10/15/2031(b)(f)	202,641	357,947
Selina Hospitality, 6.000%, 11/01/2029(a)	4,981,328	146,252
Staples Inc., 10.750%, 09/01/2029(b)(f)	2,345,000	2,280,512
		28,126,921
Consumer Staples - 2.53%

Altria Group, Inc., 4.250%, 08/09/2042	10,614,000	8,684,141
		8,684,141
Financials - 1.77%

Morgan Stanley, 0.000% (Variable Rate), 04/30/2030(i)	25,000	19,203
Morgan Stanley, 0.000% (Variable Rate), 07/31/2030(i)	80,000	59,047
Morgan Stanley, 0.000% (Variable Rate), 10/30/2030(i)	80,000	52,991
Morgan Stanley, 0.000% (Variable Rate), 09/26/2033(i)	428,000	292,966
Morgan Stanley, 0.000% (Variable Rate), 10/31/2033(i)	266,000	157,071
Morgan Stanley, 0.000% (Variable Rate), 02/28/2034(i)	478,000	320,628
Morgan Stanley, 0.000% (Variable Rate), 03/31/2034(i)	302,000	181,387
Morgan Stanley, 0.000% (Variable Rate), 04/30/2034(i)	66,000	42,898
Morgan Stanley, 0.000% (Variable Rate), 05/30/2034(I)	89,000	59,816
Morgan Stanley, 0.000% (Variable Rate), 06/30/2034(I)	460,000	302,201
Morgan Stanley, 0.000% (Variable Rate), 07/31/2034(I)	25,000	16,453
Morgan Stanley, 0.000% (Variable Rate), 08/29/2034(I)	171,000	114,936
Morgan Stanley, 0.000% (Variable Rate), 09/30/2034(I)	319,000	215,698
Morgan Stanley, 0.000% (Variable Rate), 10/08/2034(I)	32,000	21,461
Morgan Stanley, 0.000% (Variable Rate), 10/31/2034(i)	641,000	420,004
Morgan Stanley, 0.000% (Variable Rate), 11/28/2034(i)	256,000	154,695
Morgan Stanley, 0.000% (Variable Rate), 01/30/2035(i)	244,000	159,455
Morgan Stanley, 0.000% (Variable Rate), 02/27/2035(i)	36,000	24,430
Morgan Stanley, 0.000% (Variable Rate), 03/31/2035(i)	641,000	431,315
Morgan Stanley, 0.000% (Variable Rate), 02/29/2036(i)	61,000	41,396
Morgan Stanley, 0.000% (Variable Rate), 04/28/2036(i)	10,000	7,384
Morgan Stanley, 0.000% (Variable Rate), 06/30/2036(i)	40,000	28,879
Morgan Stanley, 0.000% (Variable Rate), 08/31/2036(i)	2,289,000	1,666,415
Morgan Stanley, 0.000% (Variable Rate), 09/30/2036(i)	40,000	30,766

Annual Report | October 31, 2024	25

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Principal Amount	Fair Value
Morgan Stanley, 0.000% (Variable Rate), 11/29/2036(i)	$103,000	$79,469
Morgan Stanley, 0.000% (Variable Rate), 01/31/2037(i)	224,000	170,427
Morgan Stanley, 0.000% (Variable Rate), 03/31/2037(i)	747,000	583,064
Morgan Stanley, 0.000% (Variable Rate), 04/28/2037(i)	40,000	27,129
Morgan Stanley, 0.000% (Variable Rate), 05/31/2037(i)	25,000	17,847
Morgan Stanley, 0.000% (Variable Rate), 08/31/2037(i)	58,000	36,587
UBS Group AG, 0.000% (Variable Rate), 07/31/2030(i)	10,000	7,878
UBS Group AG, 0.000% (Variable Rate), 10/30/2030(i)	420,000	331,973
		6,075,869
Industrials - 0.26%

LABL Inc., 8.625%, 10/01/2031(b)(f)	928,000	897,840
		897,840
Materials - 0.22%

Cleveland-Cliffs Steel Corp., 7.000%, 03/15/2027	746,000	745,068
		745,068
Real Estate - 1.28%

China Evergrande Group, 8.250%, 03/23/2022(a)(e)	7,985,000	178,066
China Evergrande Group, 9.500%, 04/11/2022(a)(e)	3,205,000	73,907
China Evergrande Group, 11.500%, 01/22/2023(a)(e)	6,500,000	145,145
China Evergrande Group, 10.000%, 04/11/2023(a)(e)	10,409,000	244,612
China Evergrande Group, 7.500%, 06/28/2023(a)(e)	16,029,000	373,315
China Evergrande Group, 12.000%, 01/22/2024(a)(e)	8,094,000	187,943
China Evergrande Group, 9.500%, 03/29/2024(a)(e)	12,165,000	286,607
China Evergrande Group, 10.500%, 04/11/2024(a)(e)	17,000,000	403,920
China Evergrande Group, 8.750%, 06/28/2025(a)(e)	109,833,000	2,517,372
		4,410,887

TOTAL CORPORATE BONDS		63,702,364
(Cost $77,183,507)

	Principal Amount	Fair Value
SENIOR LOANS - 13.70%
Communication Services - 2.99%

Gogo Intermediate Holdings LLC, Initial Term Loan, TSFR6M + 3.750%, 04/30/2028(f)	3,310,000	3,110,225
Level 3 Financing Inc., Term B-1 Loan, TSFR1M + 6.560%, 04/15/2029	7,000,000	7,157,500
		10,267,725
Consumer Discretionary - 7.43%

24 Hour Fitness Worldwide, Inc., First Lien Term Loan, TSFR3M + 5.000%, 12/29/2025(a)	298,690	123,956
ClubCorp Holdings Inc., Term Loan, TSFR3M + 5.000%, 09/18/2026	6,118,029	3,665,276
J Crew Group LLC, Initial Term Loan, TSFR3M + 6.000%, 09/26/2031(f)	8,605,572	8,731,084
NPC International, Inc., Second Lien Term Loan, 3M US L + 7.500%, 04/18/2025(j)	605,000	-
The GEO Group, Inc., Term B Loan, TSFR1M + 5.250%, 04/13/2029	2,050,800	2,093,097
Vortex Opco LLC, Term Loan, TSFR3M + 6.250%, 4/30/2030(f)	3,310,000	3,426,893
Weber-Stephen Products LLC, Term B Loan, TSFR1M + 3.250%, 10/30/2027(f)	469,000	445,784
Wok Holdings Inc., First Lien Term Loan, TSFR1M + 6.250%, 03/01/2026	7,086,727	7,022,202
		25,508,292

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Principal Amount	Fair Value
Consumer Staples - 0.51%

Moran Foods LLC, First Lien Term Loan, TSFR3M + 7.250%, 06/30/2026	$927,417	$718,749
Moran Foods LLC, First Lien A&R 2023 FLFO PIK Term Loan, TSFR3M + 11.954%, 06/30/2026(i)	500,990	363,218
Moran Foods LLC, First Lien A&R 2023 FLSO PIK Term Loan, TSFR3M + 11.954%, 06/30/2026(i)	919,177	666,403
		1,748,370
Industrials - 0.98%

Multi-Color Corp., Term Loan, TSFR1M + 5.000%, 10/29/2028	3,418,635	3,351,134
		3,351,134
Information Technology - 1.50%

Diebold Nixdorf Inc., Term Loan, TSFR1M + 7.500%, 08/11/2028	5,040,000	5,137,650

Health Care - 0.26%

ModivCare Inc., Term Loan, TSFR3M + 4.750%, 07/01/2031(f)	938,000	906,342

Materials - 0.03%

CPC Acquisition Corp., Second Lien Term Loan, TSFR3M + 7.750%, 12/29/2028	175,000	106,751

TOTAL SENIOR LOANS		47,026,264
(Cost $47,601,963)

	Principal Amount	Fair Value
SOVEREIGN DEBT OBLIGATIONS - 0.54%
Sovereign - 0.54%

Lebanon Government International Bond, 6.150%, 06/19/2020(a)(f)	$21,159,000	1,810,787
Ukraine Government International Bond, 7.750%, 09/01/2027(e)(f)	29,000	9,512
Ukraine Government International Bond, 1.750%, 02/01/2029(e)(f)	8,302	5,013
Ukraine Government International Bond, 0.000%, 02/01/2034(e)(f)	3,952	1,497
Ukraine Government International Bond, 1.750%, 02/01/2034(e)(f)	58,325	27,923
Ukraine Government International Bond, 0.000%, 02/01/2035(e)(f)	2,032	998
Ukraine Government International Bond, 1.750%, 02/01/2035(e)(f)	1,207	568
Ukraine Government International Bond, 0.000%, 02/01/2036(e)(f)	1,694	828
Ukraine Government International Bond, 1.750%, 02/01/2036(e)(f)	25,038	11,549

TOTAL SOVEREIGN DEBT OBLIGATIONS		1,868,675
(Cost $1,414,131)

	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES - 1.10%
Federal National Mortgage Association (FNMA) - 1.10%

FNMA, Series 427, Class C20, 2.000%, 02/25/2051	6,919,842	896,532
FNMA, Series 437, Class C8, 2.500%, 06/25/2052	5,754,083	914,835
FNMA, Series 428, Class C15, 3.000%, 07/25/2052	2,283,123	412,831
FNMA, Series 429, Class C5, 3.000%, 10/25/2052	8,293,275	1,554,227

TOTAL MORTGAGE-BACKED SECURITIES		3,778,425
(Cost $3,416,548)

Annual Report | October 31, 2024	27

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Shares	Fair Value
COMMON STOCK - 12.52%
Commercial Services - 0.07%

Travelport LLC(f)	69	$254,653
		254,653
Communication Services - 4.54%

Baidu, Inc.(f)	18,367	1,675,621
Bumble, Inc.(f)	652,765	4,621,576
Snap Inc.(f)	319,381	3,883,673
Uber Technologies Inc.(f)	11,098	799,611
Weibo Corp	506,837	4,586,875
		15,567,356
Consumer Discretionary - 0.50%

24 Hour Fitness Worldwide(f)	306,005	3,060
Arbe Robotics, Ltd.(f)	391,766	713,014
Everyware Global(c)(f)(j)	43,777	-
Next.e.GO N.V.(f)	5,788	2
PDD Holdings Inc.	5,821	701,955
Polestar Automotive Holding UK PLC	116,694	129,530
The RealReal, Inc.(f)	58,883	170,761
		1,718,322
Consumer Staples - 0.01%

Benson Hill, Inc.(f)	3,906	26,639
Moran Foods LLC(c)(f)(j)	3,699,885	-
		26,639
Energy - 0.41%

Granite Ridge Resources, Inc.	33,264	197,256
Sable Offshore Corp.(f)	58,598	1,198,915
		1,396,171
Financials - 3.67%

Cannae Holdings, Inc.(f)	520,029	10,322,576
Compass Diversified Holdings(f)	23,820	516,894
PagSeguro Digital, Ltd.(f)	219,353	1,763,599
		12,603,069
Health Care - 0.28%

Arbutus Biopharma Corp.(f)	176,995	680,546
Compass Pathways PLC(f)	61,188	291,255
		971,801
Industrials - 0.73%

Harvey Gulf International Marine LLC	24,044	913,672
The GEO Group, Inc.(f)	104,627	1,588,239
		2,501,911
Materials - 0.75%

Covia Energy LLC(f)	43,354	657,556
Covia Holdings LLC	125,999	1,911,022
		2,568,578

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Shares	Fair Value
Real Estate - 0.85%

Anywhere Real Estate, Inc.(f)	129,041	$498,098
Star Holdings(f)	188,549	2,402,115
		2,900,213
Technology - 0.50%

CommScope Holding Company, Inc.(f)	48,814	328,519
GDS Holdings Ltd.(f)	27,653	605,877
Vertex, Inc.(f)	18,815	781,012
		1,715,408
Utilities - 0.21%

Longview Power LLC	61,813	741,756

TOTAL COMMON STOCK		42,965,877
(Cost $38,616,383)

	Shares	Fair Value
CLOSED END FUNDS - 22.66%
Alternative - 3.55%

BlackRock ESG Capital Allocation Trust	410,267	7,040,182
Destra Multi-Alternative Fund(f)	56,768	493,314
Platinum Asia Investments Ltd.	9,984	6,899
VGI Partners Global Investments, Ltd.	3,459,204	4,644,052
		12,184,447
Equity - 10.64%

abrdn Japan Equity Fund, Inc.	46,838	272,129
abrdn Emerging Markets Equity Income Fund, Inc.	865	4,662
abrdn Healthcare Investors(f)	12,719	229,324
abrdn Life Sciences Investors(f)	37,835	550,878
Aberdeen Standard Global Infrastructure Income Fund	9,477	185,743
Adams Diversified Equity Fund, Inc.	28,606	619,606
ASA Gold and Precious Metals Ltd.(f)	163,658	3,595,566
BlackRock Health Services Term Trust	19,805	305,591
BlackRock Innovation & Growth Trust	330,506	2,488,710
BlackRock Science & Technology Trust II	8,800	175,824
ClearBridge Energy Midstream Opportunity Fund, Inc.	12,840	545,957
Diversified United Investment Ltd.(f)	22,312	76,648
GAMCO Natural Resources Gold & Income Trust	17,606	102,819
Hearts and Minds Investments, Ltd.	1,130,270	2,201,733
Japan Smaller Capitalization Fund, Inc.	7,794	59,546
Kayne Anderson Energy Infrastructure Fund, Inc.	10,907	125,321
MFF Capital Investments, Ltd.	2,498,521	6,511,318
Miller/Howard High Dividend Fund	293,928	3,609,436
Neuberger Berman MLP & Energy Income Fund, Inc.	54,753	453,355
Neuberger Berman Next Generation Connectivity Fund, Inc.	165,408	2,074,216
NYLI CBRE Global Infrastructure Megatrends Term Fund	74,080	1,033,416
Pengana International Equities, Ltd.	4,054,812	3,068,734
Platinum Capital, Ltd.	501,228	473,345
Principal Real Estate Income Fund	22,041	235,839

Annual Report | October 31, 2024	29

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Shares	Fair Value
Taiwan Fund, Inc.	3,223	$139,717
Tortoise Energy Independence Fund, Inc.	16,435	649,511
Tortoise Energy Infrastructure Fund, Inc.	13,232	533,647
Tortoise Midstream Energy Fund, Inc.	50,952	2,567,471
Tortoise Pipeline & Energy Fund, Inc.	7,027	312,772
Voya Emerging Markets High Dividend Equity Fund	55,342	299,400
WAM Global Ltd.	1,885,004	2,803,570
WCM Global Growth, Ltd.	201,603	212,279
		36,518,083
Fixed Income - 4.64%

AllianceBernstein National Municipal Income Fund	396	4,479
BlackRock California Municipal Income Trust	169,800	1,988,358
BlackRock MuniHoldings California Quality Fund, Inc.	4,402	48,774
BlackRock MuniHoldings New York Quality Fund, Inc.	1,729	18,431
BlackRock MuniYield Michigan Quality Fund, Inc.	2,660	30,909
BlackRock MuniYield New York Quality Fund, Inc.	200	2,066
BlackRock MuniYield Pennsylvania Quality Fund, Inc.	4,708	56,637
BlackRock New York Municipal Income Trust	2,297	24,463
BlackRock Virginia Municipal Bond Trust	7	77
BNY Mellon Strategic Municipal Bond Fund, Inc.	190	1,144
Brookfield Real Assets Income Fund, Inc.	681	9,057
DWS Strategic Municipal Income Trust	228	2,296
Eaton Vance California Municipal Bond Fund	59,833	554,652
Eaton Vance California Municipal Income Trust	9,707	102,409
Eaton Vance New York Municipal Bond Fund	144,910	1,376,645
Ellsworth Growth and Income Fund, Ltd.	85,672	791,609
Federated Hermes Premier Municipal Income Fund	2,201	25,135
MFS High Income Municipal Trust	1,680	6,451
Neuberger Berman Municipal Fund Inc.	1,548	16,781
New America High Income Fund, Inc.	27,003	220,886
Nuveen Core Plus Impact Fund	196,587	2,215,536
Nuveen New Jersey Quality Municipal Income Fund	29,196	361,739
Nuveen Pennsylvania Quality Municipal Income Fund	62,780	750,222
PIMCO Dynamic Income Strategy Fund	232,206	5,354,671
Pioneer Municipal High Income Advantage Fund, Inc.	961	8,285
Pioneer Municipal High Income Fund, Inc.	108,304	1,018,059
Pioneer Municipal High Income Opportunities Fund, Inc.	22,790	276,325
Tortoise Power and Energy Infrastructure Fund, Inc.	36,023	672,190
		15,938,286
Mixed Allocation - 3.83%

BlackRock Capital Allocation Trust	43,394	690,400
Nuveen Multi-Asset Income Fund	327,580	4,120,957
Pershing Square Holdings, Ltd.	175,609	7,832,162
Tortoise Sustainable and Social Impact Term Fund	37,011	469,671
		13,113,190

TOTAL CLOSED END FUNDS		77,754,006
(Cost $61,593,506)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Shares	Fair Value
INVESTMENT TRUSTS - 8.79%
Alternative - 3.89%

Bitwise 10 Crypto Index Fund(f)(g)	362,839	$13,334,333

Equity - 4.90%

BlackRock Smaller Companies Trust PLC	71,210	1,287,348
Fidelity Emerging Markets Ltd.(f)	932,297	8,070,082
Henderson Opportunities Trust	558,280	1,526,143
Herald Investment Trust PLC(f)	2,610	70,003
Schroder British Opportunities Trust PLC(f)	1,453,746	1,415,281
Schroder UK Mid Cap Fund PLC	570,790	4,438,138
The European Smaller Companies Trust PLC	2,626	5,622
		16,812,617
Mixed Allocation - 0.00%

Aberdeen Diversified Income and Growth Trust PLC	7,080	3,753
Citadel Income Fund	2,588	4,908
		8,661

TOTAL INVESTMENT TRUSTS		30,155,611
(Cost $20,950,209)

	Shares	Fair Value
PREFERRED STOCK - 1.14%
Consumer Discretionary - 0.94%

24 Hour Fitness Worldwide, Inc.(f)	407,959	20,398
G-ILS Transportation Ltd. Preferred B-3(c)(f)	1,332	2,156,815
HAAT Delivery Ltd. Preferred Seed-1(c)(f)	64,188	1,060,918
		3,238,131
Technology - 0.20%

Xtend Reality Expansion Ltd. Preferred B-2(c)(f)	775,774	663,627

TOTAL PREFERRED STOCK		3,901,758
(Cost $4,373,063)

Fair Value
PARTICIPATION AGREEMENT - 0.00%(d)

Caesars Entertainment, Inc. (Covid Insurance Claim)(c)(f)(g)(j)	-

TOTAL PARTICIPATION AGREEMENT
(Cost $2,320,000)	-

Annual Report | October 31, 2024	31

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

Fair Value
PRIVATE FUNDS - 13.96%

Alternative Capital Investments Fund III LP, Special Class Interests(f)	$1,686,940
Alternative Capital Investments Fund III LP, Standard Class Interests(f)	156,703
New Holland Special Opportunities Aggregator LP(f)(h)	1,400,213
Stone Ridge Opportunities Fund Feeder LP(f)	44,644,824

TOTAL PRIVATE FUNDS	47,888,680
(Cost $32,074,780)

	Shares	Fair Value
UNIT TRUSTS - 3.58%
Specialty - 3.58%

Grayscale Digital Large Cap Fund(f)(g)	53,235	1,474,610
Grayscale Ethereum Classic Trust(g)(f)	1,268,046	10,803,755

TOTAL UNIT TRUSTS		12,278,365
(Cost $9,909,317)

	Shares	Fair Value
SPECIAL PURPOSE ACQUISITION COMPANIES - 0.53%

Bold Eagle Acquisition Corp.(f)	179,925	1,800,150
Deezer SA(f)	8,179	12,767
GP-Act III Acquisition Corp., Class A(c)(f)	30,730	11,985
Graf Global Corp.(c)(f)(g)	20,960	7,336
Nogin, Inc.(f)(j)	11,264	-

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES		1,832,238
(Cost $2,297,051)

	Contracts	Fair Value
WARRANTS - 0.08%

A SPAC II Acquisition Corp., Expires 05/03/2027, Strike Price $11.50(f)	34,421	697
AirJoule Technologies Corp., Expires 3/15/2029, Strike Price $11.50(f)	43,480	22,773
Achari Ventures Holdings Corp. I, Expires 10/15/2026, Strike Price $11.50(f)	38,384	254
Agrinam Acquisition Corp., Expires 06/30/2027, Strike Price $11.50(f)	19,798	2,376
Airship AI Holdings Inc., Expires 12/31/2028, Strike Price $11.50(f)	14,696	3,161
Allurion Technologies Inc., Expires 08/01/2030, Strike Price $8.10(f)	16,492	949
Alternus Clean Energy Inc., Expires 02/24/2028, Strike Price $11.50(f)	49,587	195
APx Acquisition Corp. I, Expires 08/19/2028, Strike Price $11.50(f)	3,981	297
Arverne Group SA, Expires 09/20/2028, Strike Price $11.50(f)	33,822	2,759
Athena Technology Acquisition Corp. II, Expires 10/17/2028, Strike Price $11.50(f)	36,968	1,231
Atlantic Coastal Acquisition Corp. II, Expires 11/12/2029, Strike Price $11.50(f)	80,774	2,427
Aura FAT Projects Acquisition Corp., Expires 06/02/2027, Strike Price $11.50(f)(j)	58,439	-
Baird Medical Investment Holdings Ltd., Expires 10/02/2029, Strike Price $11.50(f)	22,349	1,073
Battery Future Acquisition Corp., Expires 05/26/2028, Strike Price $11.50(f)	36,968	645
Bellevue Life, Sciences Acquisi, Expires 02/10/2028, Strike Price $11.50(f)	14,638	414
BenevolentAI, Expires 06/30/2026, Strike Price $11.50(f)(j)	7,014	-
Benson Hill Inc., Expires 09/29/2026, Strike Price $402.50(c)(f)	187,607	19,697

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Contracts	Fair Value
Bitcoin Depot Inc., Expires 07/03/2028, Strike Price $11.50(f)	116,268	$6,110
BitFuFu Inc., Expires 06/07/2028, Strike Price $11.50(f)	30,366	14,278
Bleuacacia, Ltd., Expires 10/30/2026, Strike Price $11.50(f)	100,804	1,391
Blockchain Coinvestors Acquisition Corp. I, Expires 11/01/2028, Strike Price $11.50(f)	93,986	2,190
Blue Ocean Acquisition Corp., Expires 10/21/2028, Strike Price $11.50(f)	16,257	428
Borealis Foods Inc., Expires 08/26/2026, Strike Price $11.50(f)	20,287	1,329
Brand Engagement Network Inc., Expires 03/14/2029, Strike Price $11.50(f)	25,249	641
BurTech Acquisition Corp., Expires 12/18/2026, Strike Price $11.50(f)	19,696	3,851
Cactus Acquisition Corp. 1, Ltd., Expires 10/29/2026, Strike Price $11.50(f)	21,180	635
Canna-Global Acquisition Corp., Expires 02/09/2028, Strike Price $11.50(f)	154,766	789
Capitalworks Emerging Markets Acquisition Corp., Expires 04/27/2028, Strike Price $11.50(f)	69,120	1,382
Captivision Inc., Expires 11/16/2028, Strike Price $11.50(f)	43,794	1,285
Cardio Diagnostics Holdings, Inc., Expires 12/01/2026, Strike Price $11.50(f)	19,933	747
Carmell Therapeutics Corp., Expires 07/12/2028, Strike Price $11.50(f)	3,816	377
CARTESIAN GROWTH Corp. II, Expires 07/12/2028, Strike Price $11.50(f)	5,984	419
Cartica Acquisition Corp., Expires 04/30/2028, Strike Price $11.50(f)	74,354	11,711
CERo Therapeutics Holdings Inc., Expires 02/14/2029, Strike Price $11.50(f)	21,939	156
CF Acquisition Corp. VII, Expires 03/15/2026, Strike Price $11.50(f)	4,928	402
Chain Bridge I, Expires 12/31/2028, Strike Price $11.50(f)	33,367	2,171
Chenghe Acquisition I Co., Expires 04/22/2027, Strike Price $11.50(f)(j)	400	-
Chenghe Acquisition I Co., Expires 01/25/2028, Strike Price $11.50(f)	37,849	2,392
ClimateRock, Expires 06/01/2027, Strike Price $11.50(f)	11,778	309
Concord Acquisition Corp. II, Expires 12/31/2028, Strike Price $11.50(f)	25,741	2,413
Conduit Pharmaceuticals Inc., Expires 02/03/2027, Strike Price $11.50(f)	51,468	603
Consilium Acquisition Corp. I, Ltd., Expires 06/01/2027, Strike Price $11.50(f)	38,488	3,370
Corner Growth Acquisition Corp., Expires 12/31/2027, Strike Price $11.50(f)(j)	41,045	-
Critical Metals Corp., Expires 06/06/2028, Strike Price $11.50(f)	43,590	11,170
Currenc Group Inc., Expires 05/19/2027, Strike Price $11.50(f)(j)	55,058	-
Deezer SA, Expires 06/07/2027, Strike Price $11.50(f)	95,238	52
Denali Capital Acquisition Corp., Expires 04/07/2027, Strike Price $11.50(f)	27,621	1,550
DIH Holdings US Inc., Expires 02/07/2028, Strike Price $11.50(f)	63,578	1,856
Distoken Acquisition Corp., Expires 03/30/2028, Strike Price $11.50(f)	5,841	140
DUET Acquisition Corp., Expires 07/19/2028, Strike Price $11.50(f)	5,996	153
Engene Holdings Inc., Expires 08/28/2028, Strike Price $11.50(f)	6,044	9,610
EVe Mobility Acquisition Corp., Expires 12/31/2028, Strike Price $11.50(f)	27,110	1,206
Everest Consolidator Acquisition Corp., Expires 07/19/2028, Strike Price $11.50(f)	50,492	1,250
Evergreen Corp., Expires 02/15/2027, Strike Price $11.50(f)	70,092	3,505
Finnovate Acquisition Corp., Expires 09/30/2026, Strike Price $11.50(f)	71,462	1,158
flyExclusive Inc., Expires 05/28/2028, Strike Price $11.50(f)	27,981	4,547
Fortune Rise Acquisition Corp., Expires 12/06/2027, Strike Price $11.50(f)	15,616	385
Four Leaf Acquisition Corp., Expires 05/12/2028, Strike Price $11.50(f)	3,750	225
FTAC Emerald Acquisition Corp., Expires 08/22/2028, Strike Price $11.50(f)	23,822	4,169
Future Health ESG Corp., Expires 09/09/2026, Strike Price $11.50(f)(j)	37,402	-
FutureTech II Acquisition Corp., Expires 02/16/2027, Strike Price $11.50(f)	48,383	1,435
GCT Semiconductor Holding Inc., Expires 12/31/2028, Strike Price $11.50(f)	54,452	4,152
Genesis Growth Tech Acquisition Corp., Expires 05/19/2028, Strike Price $11.50(f)	6,030	152
Global Blockchain Acquisition Corp., Expires 05/10/2027, Strike Price $11.50(f)	40,470	554
Globalink Investment, Inc., Expires 12/03/2026, Strike Price $11.50(f)	14,771	384
Gores Holdings IX, Inc., Expires 01/14/2029, Strike Price $11.50(f)	40,512	2,635
GP-Act III Acquisition Corp., Class B Warrants, Expires 01/25/2029, Strike Price $11.50(c)(f)	38,411	150
GP-Act III Acquisition Corp., Class B Warrants, Expires 01/25/2029, Strike Price $11.50(c)(f)(g)	26,200	107
GP-Act III Acquisition Corp., Expires 12/31/2027, Strike Price $11.50(f)	42,413	4,916
Graphjet Technology, Expires 11/16/2026, Strike Price $11.50(f)(j)	45,714	-
Healthcare AI Acquisition Corp., Expires 12/14/2026, Strike Price $11.50(f)	18,681	383

Annual Report | October 31, 2024	33

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Contracts	Fair Value
HHG Capital Corp., Expires 12/31/2027, Strike Price $11.50(f)	17,425	$99
HNR Acquisition Corp., Expires 11/15/2028, Strike Price $11.50(f)	44,874	3,049
Holdco Nuvo Group DG Ltd., Expires 05/01/2029, Strike Price $11.50(f)	63,179	117
Hwh International Inc., Expires 02/02/2027, Strike Price $11.50(f)(j)	13,297	-
iCoreConnect Inc., Expires 05/15/2028, Strike Price $11.50(f)	1,112	263
Inception Growth Acquisition, Ltd., Expires 10/15/2026, Strike Price $11.50(f)	2,402	144
Integrated Rail and Resources Acquisition Corp., Expires 11/12/2026, Strike Price $11.50(f)(j)	48,874	-
Integrated Wellness Acquisition Corp., Expires 10/31/2028, Strike Price $11.50(f)	1,475	23
Investcorp Europe Acquisition Corp. I, Expires 11/23/2028, Strike Price $11.50(f)	24,645	429
Investcorp India Acquisition Corp., Expires 06/28/2027, Strike Price $11.50(f)	37,472	2,912
Iris Acquisition Corp., Expires 03/05/2026, Strike Price $11.50(f)	27,683	908
Israel Acquisitions Corp., Expires 02/28/2028, Strike Price $11.50(f)	8,683	269
IX Acquisition Corp., Expires 11/24/2026, Strike Price $11.50(f)	112	5
Jaws Mustang Acquisition Corp., Expires 01/30/2026, Strike Price $11.50(f)	19,820	472
Kairous Acquisition Corp. Ltd, Expires 09/15/2026, Strike Price $11.50(f)	6,746	97
Klotho Neurosciences, Inc., Expires 06/21/2029, Strike Price $11.50(f)	32,327	1,369
LeddarTech Holdings Inc., Expires 12/21/2028, Strike Price $11.50(f)	21,521	473
Liberty Resources Acquisition Corp., Expires 10/31/2028, Strike Price $11.50(f)(j)	22,928	-
Lifezone Metals Ltd., Expires 07/05/2028, Strike Price $11.50(f)	49,529	31,203
Metal Sky Star Acquisition Corp., Expires 04/01/2027, Strike Price $11.50(f)	40,420	356
Mountain & Co. I Acquisition Corp., Expires 09/30/2026, Strike Price $11.50(f)	62,660	811
Murano Global BV, Expires 03/30/2029, Strike Price $11.50(f)	10,493	1,731
New Horizon Aircraft Ltd., Expires 04/03/2028, Strike Price $11.50(f)	11,690	154
New Providence Acquisition Corp. II, Expires 12/31/2027, Strike Price $11.50(f)	21,526	861
NewGenIvf Group Ltd., Expires 06/26/2028, Strike Price $11.50(f)(j)	1	-
Nogin, Inc., Expires 08/26/2027 Strike Price $11.50(f)(j)	8,372	-
NorthView Acquisition Corp., Expires 08/02/2027, Strike Price $11.50(f)	19,197	997
Nova Vision Acquisition Corp., Expires 12/31/2028, Strike Price $11.50(f)	31,088	1,399
Nvni Group Ltd., Expires 11/01/2028, Strike Price $11.50(f)	15,665	318
Onyx Acquisition Co. I, Expires 11/30/2028, Strike Price $11.50(f)	24,790	43
Papaya Growth Opportunity Corp. I, Expires 12/31/2028, Strike Price $11.50(f)	76,584	2,317
Patria Latin American Opportunity Acquisition Corp., Expires 03/10/2027, Strike Price $11.50(f)	46,145	2,127
Pearl Holdings Acquisition Corp., Expires 12/15/2026, Strike Price $11.50(f)	18,484	417
Perception Capital Corp IV., Expires 11/10/2026, Strike Price $11.50(f)	31,463	838
Pinstripes Holdings Inc., Expires 09/30/2028, Strike Price $11.50(f)	45,560	815
Pono Capital Two, Inc., Expires 10/17/2029, Strike Price $11.50(f)	9,738	2,902
PowerUp Acquisition Corp., Expires 02/18/2027, Strike Price $11.50(f)	70,545	1,869
Psyence Biomedical Ltd., Expires 01/25/2029, Strike Price $11.50(f)	30,398	763
QT Imaging Holdings Inc., Expires 12/31/2028, Strike Price $11.50(f)	3,954	71
Relativity Acquisition Corp., Expires 02/11/2027, Strike Price $11.50(f)(j)	45,142	-
Rezolve AI Ltd., Expires 07/31/2029, Strike Price $11.50(f)	19	2
RF Acquisition Corp., Expires 05/01/2028, Strike Price $11.50(f)	19,704	564
Rigel Resource Acquisition Corp., Expires 11/05/2026, Strike Price $11.50(f)	22,493	7,198
Roadzen Inc., Expires 11/30/2028, Strike Price $11.50(f)	55,430	3,949
Roth CH Acquisition Co., Expires 10/29/2028, Strike Price $11.50(f)	48,884	134
Ross Acquisition Corp. II, Expires 02/12/2026, Strike Price $11.50(f)(j)	28,225	-
Selina Hospitality PLC, Expires 10/25/2027, Strike Price $11.50(f)(j)	218,500	-
ShoulderUp Technology Acquisition Corp., Expires 11/17/2026, Strike Price $11.50(f)	94,845	1,494
SMX Security Matters PLC, Expires 03/07/2028, Strike Price $18,975.00(f)	36,580	285
Solidion Technology Inc., Expires 11/16/2026, Strike Price $11.50(f)(j)	29,262	-
Southport Acquisition Corp., Expires 05/24/2028, Strike Price $11.50(f)	6,161	555
Spectaire Holdings Inc., Expires 10/17/2028, Strike Price $11.50(f)	58,258	879
Spree Acquisition Corp. 1 Ltd., Expires 12/22/2028, Strike Price $11.50(f)	20,337	2

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Contracts	Fair Value
Spring Valley Acquisition Corp. II, Expires 02/25/2026, Strike Price $11.50(f)	13,573	$383
SpringBig Holdings, Inc., Expires 06/14/2027, Strike Price $11.50(f)	24,279	32
Swiftmerge Acquisition Corp., Expires 06/17/2028, Strike Price $11.50(f)	132	12
Syntec Optics Holdings Inc., Expires 11/08/2026, Strike Price $11.50(f)	31,515	1,497
Target Global Acquisition I Corp., Expires 12/31/2027, Strike Price $11.50(f)	18,073	1,852
Technology & Telecommunication Acquisition Corp., Expires 02/15/2027, Strike Price $11.50(f)	52,993	1,203
TLGY Acquisition Corp., Expires 01/14/2028, Strike Price $11.50(f)	68,311	2,391
Toyo Co Ltd., Expires 01/10/2029, Strike Price $11.50(f)(j)	23,302	-
United Homes Group, Inc., Expires 01/28/2028, Strike Price $11.50(f)	8,191	6,526
Valuence Merger Corp. I, Expires 03/01/2027, Strike Price $11.50(f)	60,778	1,945
Vast Solar Pty Ltd., Expires 07/01/2028, Strike Price $11.50(f)	87,846	4,195
Verde Clean Fuels, Inc., Expires 12/31/2027, Strike Price $11.50(f)	327	85
Volato Group Inc., Expires 12/03/2028, Strike Price $11.50(f)	20,757	61
VSee Health, Inc., Expires 11/04/2028, Strike Price $11.50(f)	17,198	1,203
Western Acquisition Ventures Corp., Expires 01/12/2027, Strike Price $11.50(f)	29,980	826
Yotta Acquisition Corp., Expires 03/15/2027, Strike Price $11.50(f)	47,369	1,895
Zapata Computing Holdings Inc., Expires 03/23/2028, Strike Price $11.50(f)	24,523	147
Zapp Electric Vehicles Group L, Expires 03/03/2028, Strike Price $230.00(f)	11,642	111
Zeo Energy Corp., Expires 03/14/2029, Strike Price $11.50(f)	61,117	2,445
Zoomcar Holdings Inc., Expires 07/01/2028, Strike Price $11.50(f)	71,433	2,642
Zooz Power Ltd., Expires 04/04/2029, Strike Price $11.50(f)	24,350	1,099
ZyVersa Therapeutics Inc., Expires 12/12/2027, Strike Price $4,025.00(f)(j)	7,100	-

TOTAL WARRANTS		280,404
(Cost $1,777,181)

	Contracts	Fair Value
RIGHTS - 0.01%
A SPAC II Acquisition Corp., Expires 12/31/2049(f)	68,843	2,753
Agrinam Acquisition Corp., Expires 12/31/2049(f)	19,798	3,960
Bellevue Life Sciences Acquisition Corp., Expires 02/14/2025(f)	14,638	2,041
bleuacacia, Ltd., Expires 12/31/2049(f)	201,609	4,254
Broad Capital Acquisition Corp., Expires 01/13/2025(f)	53,360	6,939
ClimateRock, Expires 06/01/2027(f)	23,557	2,049
Consilium Acquisition Corp. I, Ltd., Expires 06/01/2027(f)	69,644	12,115
Distoken Acquisition Corp., Expires 11/18/2025(f)	5,841	692
Global Blockchain Acquisition Corp., Expires 12/31/2049(f)	40,470	2,481
Globalink Investment, Inc., Expires 12/09/2024(f)	4,837	750
Inception Growth Acquisition, Ltd., Expires 12/13/2024(f)	7,394	925
Kairous Acquisition Corp. Ltd., Expires 12/16/2024(f)	13,555	1,468
Mars Acquisition Corp., Expires 03/14/2073(f)	10,247	2,536
Metal Sky Star Acquisition Corp., Expires 12/31/2049(f)	40,420	2,013
Mountain Crest Acquisition Corp. V, Expires 12/31/2049(f)	8,917	625
NorthView Acquisition Corp., Expires 12/31/2049(f)	38,482	1,761
RF Acquisition Corp., Expires 12/31/2049(f)	19,704	2,060
Sagaliam Acquisition Corp., Expires 12/31/2049(f)(j)	84,310	-
Spring Valley Acquisition Corp. II, Expires 10/17/2025(f)	27,147	1,766
Welsbach Technology Metals Acquisition Corp., Expires 12/31/2049(f)	29,571	3,977
Yotta Acquisition Corp., Expires 12/31/2049(f)	29,452	4,045

TOTAL RIGHTS		59,210
(Cost $142,732)

Annual Report | October 31, 2024	35

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Contracts	Fair Value
OPTIONS(k) - 0.90%
Call Option Contracts - 0.04%

Russell 2000 Index, Expires 12/20/2024, Strike Price $2,250(f)	25	$147,375
		147,375
Put Option Contracts - 0.86%

S&P 500 Index, Expires 11/15/2024, Strike Price $5,230(f)	15	18,525
S&P 500 Index, Expires 11/15/2024, Strike Price $5,245(f)	113	146,335
S&P 500 Index, Expires 11/15/2024, Strike Price $5,250(f)	6	7,692
S&P 500 Index, Expires 11/15/2024, Strike Price $5,355(f)	37	71,410
S&P 500 Index, Expires 11/15/2024, Strike Price $5,380(f)	19	40,470
S&P 500 Index, Expires 12/20/2024, Strike Price $5,630(f)	30	330,150
S&P 500 Index, Expires 12/20/2024, Strike Price $5,680(f)	51	638,265
S&P 500 Index, Expires 01/17/2025, Strike Price $5,700(f)	11	164,175
S&P 500 Index, Expires 01/17/2025, Strike Price $5,730(f)	26	413,920
S&P 500 Index, Expires 01/17/2025, Strike Price $5,740(f)	35	569,450
S&P 500 Index, Expires 01/17/2025, Strike Price $5,745(f)	32	526,080
		2,926,472

TOTAL OPTIONS		3,073,847
(Premiums paid $4,352,307)

	Shares	Fair Value
MONEY MARKET FUNDS - 0.94%

BNY Mellon U.S. Treasury Fund, 7 Day Yield, 4.020%(g)(h)	538,344	538,344
JPMorgan US Treasury Plus Money Market Fund, 7 Day Yield, 4.770%	2,660,034	2,660,034

TOTAL MONEY MARKET FUNDS		3,198,378
(Cost $3,198,378)

Total Investments in Securities - 99.01%		339,764,102
(Cost $311,221,056)

INVESTMENT IN AFFILIATED FUND

	Shares	Fair Value
CLOSED END FUNDS - 0.23%
Fixed Income - 0.23%

Saba Capital Income & Opportunities Fund II	93,150	795,501

Total Investment in Affiliated Fund - 0.23%		795,501
(Cost $712,074)

Other Assets in Excess of Liabilities - (0.76%)		2,591,466

NET ASSETS - 100.00%		$343,151,069

Amounts above are shown as a percentage of net assets as of October 31, 2024.

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

SCHEDULE OF SECURITIES SOLD SHORT

	Principal Amount	Fair Value
CORPORATE BONDS - (1.46%)
Industrials - (0.80%)

Icahn Enterprises LP/Icahn Enterprises Finance Corporation, 4.375%, 02/01/2029(f)	$(696,000)	$(580,290)
Icahn Enterprises LP/Icahn Enterprises Finance Corporation, 5.250%, 05/15/2027(f)	(2,317,000)	(2,166,395)
		(2,746,685)
Real Estate - (0.66%)

CPI Property Group SA, 1.750%, 01/14/2030(e)(f)	(2,462,000)	(2,257,156)
		(2,257,156)

TOTAL CORPORATE BONDS		(5,003,841)
(Proceeds $5,039,022)

	Principal Amount	Fair Value
SOVEREIGN DEBT OBLIGATIONS - (53.81%)
Sovereign - (53.81%)

United States Treasury, 3.750%, 08/31/2026(f)	(52,452,000)	(52,065,440)
United States Treasury, 3.500%, 09/30/2029(f)	(55,309,000)	(53,724,255)
United States Treasury, 4.125%, 10/31/2029(f)	(39,602,000)	(39,563,994)
United States Treasury, 4.375%, 05/15/2034(f)	(8,090,000)	(8,148,777)
United States Treasury, 3.875%, 08/15/2034(f)	(32,191,000)	(31,152,327)

TOTAL SOVEREIGN DEBT OBLIGATIONS		(184,654,793)
(Proceeds $187,581,942)

	Shares	Fair Value
COMMON STOCK - (13.11%)
Communications - (1.41%)

Alphabet Inc., Class A Common Shares	(1,896)	(324,425)
Alphabet Inc., Class C Common Shares	(3,963)	(684,370)
Delivery Hero SE(b)(f)	(2,989)	(126,150)
DoorDash, Inc.(f)	(2,092)	(327,816)
Freenet AG(f)	(7,046)	(208,928)
Lumen Technologies, Inc.(f)	(6,535)	(41,759)
Meta Platforms, Inc.(f)	(879)	(498,903)
NetEase, Inc.	(2,396)	(192,902)
Netflix, Inc.(f)	(85)	(64,263)
Pinterest, Inc.(f)	(2,480)	(78,839)
ROBLOX Corp.	(3,555)	(183,865)
Scout24 SE(b)(f)	(2,525)	(216,979)
Spotify Technology SA.(f)	(361)	(139,021)
System1, Inc.(f)	(78,907)	(77,329)
The Trade Desk, Inc.(f)	(2,118)	(254,605)
Uber Technologies, Inc.(f)	(78)	(5,620)
Universal Music Group NV(f)	(25,914)	(650,577)
Upwork Inc.(f)	(19,049)	(258,304)
Zillow Group, Inc.(f)	(8,516)	(511,726)
		(4,846,381)

Annual Report | October 31, 2024	37

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Shares	Fair Value
Consumer Discretionary - (1.48%)

Alibaba Group Holding, Ltd.(f)	(37)	$(3,625)
Amazon.com, Inc.(f)	(5,996)	(1,117,654)
Chegg, Inc.	(14,927)	(23,883)
Chipotle Mexican Grill, Inc.(f)	(11,810)	(658,644)
Cie Financiere Richemont SA	(776)	(112,642)
CTS Eventim AG & Co. KGaA	(4,089)	(428,324)
Hilton Worldwide Holdings Inc.	(4,312)	(1,012,673)
JD.com Inc.(f)	(3,742)	(152,000)
Lowe's Cos Inc.	(242)	(63,363)
MercadoLibre, Inc.(f)	(196)	(399,287)
PDD Holdings Inc.	(1,036)	(124,931)
Restaurant Brands International Inc.(f)	(6,762)	(470,297)
Rivian Automotive, Inc.(f)	(911)	(9,201)
Sanlorenzo SpA/Ameglia	(8)	(301)
Sweetgreen, Inc.(f)	(4,933)	(178,081)
Tesla, Inc.(f)	(55)	(13,742)
The Home Depot, Inc.(f)	(551)	(216,956)
Wayfair Inc.(f)	(1,942)	(83,176)
Zalando SE(b)(f)	(731)	(21,874)
		(5,090,654)
Consumer Staples - (0.10%)

Heineken Holding NV	(2,528)	(175,302)
Heineken NV	(1,749)	(143,637)
HelloFresh SE(f)	(2,395)	(26,403)
		(345,342)
Energy - (2.35%)

Antero Midstream Corp.	(15,233)	(218,898)
Archrock, Inc.	(598)	(11,972)
Civitas Resources, Inc.	(386)	(18,833)
ConocoPhillips	(489)	(53,565)
DT Midstream, Inc.	(2,764)	(249,175)
Enbridge, Inc.	(8,338)	(336,670)
Energy Transfer LP	(62,519)	(1,030,313)
EnLink Midstream LLC	(5,026)	(74,586)
Enterprise Products Partners LP	(26,230)	(751,752)
EQT Corp.	(1,158)	(42,313)
Exxon Mobil Corp.	(896)	(104,635)
Genesis Energy LP	(1,072)	(12,124)
Kinder Morgan, Inc.	(9,040)	(221,570)
Koninklijke Vopak NV(f)	(6,454)	(296,539)
Marathon Oil Corp.	(1,727)	(47,838)
MPLX LP	(17,554)	(779,749)
Neste Oyj	(1,283)	(20,487)
Occidental Petroleum Corp.	(508)	(25,456)
ONEOK Inc	(5,063)	(490,503)
Pembina Pipeline Corp.	(3,934)	(164,582)
Plains All American Pipeline LP	(8,137)	(132,389)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Shares	Fair Value
Plains GP Holdings LP	(23,067)	$(396,752)
Targa Resources Corp.	(5,455)	(910,767)
TC Energy Corp.	(6,603)	(307,114)
Western Midstream Partners LP	(13,942)	(526,032)
Williams Cos., Inc.	(15,785)	(826,660)
		(8,051,274)
Financials - (1.11%)

Adyen NV(b)(f)	(54)	(82,610)
Allfunds Group Plc(f)	(28,484)	(174,282)
American Express Co.(f)	(1,091)	(294,657)
Bank of America Corp.(f)	(5,681)	(237,579)
BFF Bank SpA.(b)	(12,822)	(125,175)
CME Group Inc.(f)	(826)	(186,147)
Credicorp Ltd.(f)	(961)	(176,949)
Intercontinental Exchange, Inc.(f)	(1,139)	(177,536)
MarketAxess Holdings, Inc.	(1,305)	(377,693)
MasterCard Inc.	(1,615)	(806,838)
Paysafe Ltd.(f)	(19,255)	(408,976)
Van Lanschot Kempen N.V.	(8)	(366)
Visa Inc.	(2,642)	(765,784)
		(3,814,592)
Health Care - (0.97%)

10X Genomics Inc.(f)	(2,482)	(39,786)
Alnylam Pharmaceuticals, Inc.(f)	(5,010)	(1,335,616)
Bayer AG	(687)	(18,540)
Denali Therapeutics Inc.(f)	(556)	(14,434)
DexCom Inc.	(908)	(63,996)
Exact Sciences Corp.(f)	(6,763)	(466,174)
Genmab A/S	(376)	(84,134)
Grail, Inc.(f)	(20)	(271)
Illumina, Inc.	(121)	(17,441)
Merck & Co Inc.	(964)	(98,636)
Moderna, Inc.(f)	(835)	(45,391)
Novo Nordisk A/S	(6,106)	(683,567)
Novocure Ltd.(f)	(8,253)	(125,281)
PACIRA BIOSCIENCES INC.	(4,237)	(70,334)
Progyny Inc.(f)	(4,555)	(68,553)
STAAR Surgical Co.	(7,346)	(212,961)
		(3,345,115)
Industrials - (2.74%)

Accelleron Industries AG(f)	(4,671)	(250,332)
Aerovironment Inc.(f)	(1,735)	(372,956)
Alight, Inc.(f)	(299,298)	(2,074,135)
American Superconductor Corp.(f)	(4,827)	(118,358)
Arcadis NV.	(1,981)	(137,155)
Axon Enterprise, Inc.(f)	(1,884)	(797,874)
Bilfinger SE(f)	(5,118)	(246,066)
Bravida Holding AB(b)	(3,360)	(24,819)

Annual Report | October 31, 2024	39

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Shares	Fair Value
Canadian Pacific Kansas City Ltd.(f)	(4,332)	$(334,257)
Deere & Co.	(261)	(105,624)
Dun & Bradstreet Holdings, Inc.(f)	(393,644)	(4,680,427)
Fugro NV(f)	(2,364)	(54,154)
Generac Holdings, Inc.	(46)	(7,615)
Hexpol AB.(f)	(4,048)	(38,335)
Interpump Group SpA	(248)	(11,017)
Prysmian SpA(f)	(338)	(23,832)
TKH Group NV	(1,725)	(69,988)
Trelleborg AB	(507)	(16,826)
Watsco Inc.	(110)	(52,031)
		(9,415,801)
Real Estate - (0.25%)

CoStar Group Inc.(f)	(2,236)	(162,758)
TAG Immobilien AG(f)	(18,785)	(310,995)
The Howard Hughes Corporation(f)	(5,042)	(383,394)
		(857,147)
Technology - (2.62%)

Appian Corp.(f)	(264)	(9,438)
Apple, Inc.	(16,104)	(3,638,055)
Arista Networks Inc.(f)	(15)	(5,797)
ASML Holding NV	(543)	(366,910)
Atoss Software AG(f)	(313)	(41,332)
BE Semiconductor Industries NV	(1,112)	(118,466)
Blackline Inc.(f)	(815)	(45,127)
Cloudflare, Inc.(f)	(2,965)	(260,060)
Datadog Inc.(f)	(1,033)	(129,580)
Descartes Systems Group, Inc.	(313)	(32,517)
Doximity Inc.(f)	(4,288)	(178,981)
Duolingo Inc.(f)	(1,314)	(384,963)
Fabrinet.(f)	(51)	(12,289)
HashiCorp Inc.	(1,974)	(66,840)
HubSpot, Inc.	(16)	(8,877)
Inficon Holding AG(f)	(135)	(161,959)
Infineon Technologies AG	(999)	(31,579)
Infosys Ltd.	(8,959)	(187,333)
Microsoft Corp.	(55)	(22,349)
MongoDB Inc.(f)	(83)	(22,443)
Monolithic Power Systems Inc.	(120)	(91,116)
NVIDIA Corp.	(138)	(18,321)
Pegasystems Inc.	(933)	(74,118)
Salesforce Inc.(f)	(239)	(69,637)
ServiceNow, Inc.(f)	(9)	(8,397)
Shopify Inc.(f)	(4,260)	(333,249)
Snowflake Inc.	(652)	(74,863)
SPS Commerce Inc.(f)	(240)	(39,600)
Taiwan Semiconductor Manufacturing Co., Ltd.	(11,855)	(2,258,852)
Varonis Systems Inc.	(1,416)	(71,324)
Workday, Inc.(f)	(817)	(191,054)
		(8,955,426)

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

	Shares	Fair Value
Utilities - (0.08%)

AES Corp.	(966)	$(15,929)
Ameren Corp.	(169)	(14,722)
Atlantica Sustainable Infrastructure PLC	(81)	(1,787)
CenterPoint Energy, Inc.	(1,383)	(40,840)
Constellation Energy Corp.	(15)	(3,944)
DTE Energy Co.	(277)	(34,409)
Duke Energy Corp.	(184)	(21,210)
Eversource Energy	(54)	(3,556)
NextEra Energy, Inc.	(918)	(72,752)
NextEra Energy Partners LP	(1,951)	(37,752)
PPL Corp.	(922)	(30,020)
Xcel Energy, Inc.	(43)	(2,873)
		(279,794)

TOTAL COMMON STOCK		(45,001,526)
(Proceeds $40,716,629)

	Shares	Fair Value
EXCHANGE TRADED FUNDS - (3.06%)
Alternative - (3.06%)

Grayscale Bitcoin Mini Trust B(f)	(270,301)	(1,674,514)
Grayscale Bitcoin Trust(f)	(158,787)	(8,830,145)
		(10,504,659)

TOTAL EXCHANGE TRADED FUNDS		(10,504,659)
(Proceeds $10,513,021)

	Shares	Fair Value
PREFERRED STOCK - (0.05%)
Materials - (0.05%)

Fuchs Petrolub SE(f)	(3,635)	(168,202)

TOTAL PREFERRED STOCK		(168,202)
(Proceeds $161,014)

Total Securities Sold Short - (71.49%)		(245,333,021)
(Proceeds $244,011,628)

Annual Report | October 31, 2024	41

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

(a)	Security is in default as of year-end and is therefore non-income producing.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (the “Securities Act”). Total market value of Rule 144A securities amounts to $39,658,980, which represented approximately 11.56% of net assets as of October 31, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(c)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(d)	Amount represents less than 0.005% of net assets.

(e)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2024, the aggregate market value of those securities was $4,468,775, which represents approximately 1.30% of net assets.

(f)	Non-income producing security.

(g)	A portion or all of the security is owned by BRW SPV I, a wholly-owned subsidiary of the Fund.

(h)	A portion or all of the security is owned by BRW SPV II, a wholly-owned subsidiary of the Fund.

(i)	The security is a floating rate note which has an annual interest rate, reset monthly, that is calculated by taking the product of a leverage multiplier and (USISDA30 - USISDA02). At October 31, 2024, the current coupon rate for these notes is 0%.

(j)	At October 31, 2024 the value of these investments amounted to $0, representing 0.0% of the net assets of the Fund.

(k)	At October 31, 2024, all options held by the Fund are exchange traded listed options.

Investment Abbreviations:

ESTRON - Euro Short-Term Rate

OBFR - United States Overnight Bank Funding Rate

LIBOR - London Interbank Offered Rate

RBACOR - RBA Interbank Overnight Cash Rate

SOFR - Secured Overnight Financing Rate

SONIA - Sterling Over Night Index Average

Reference Rates:

ESTRON - Euro Short-Term Rate as of October 31, 2024 was 3.155%

OBFR - United States Overnight Bank Funding Rate as of October 31, 2024 was 4.830%

SOFR - Secured Overnight Financing Rate as of October 31, 2024 was 4.900%

3M US L - 3 Month LIBOR as of October 31, 2024 was 4.854%

TSFR1M - CME Term SOFR 1 Month as of October 31, 2024 was 4.656%

TSFR3M - CME Term SOFR 3 Month as of October 31, 2024 was 4.559%

TSFR6M - CME Term SOFR 6 Month as of October 31, 2024 was 4.353%

SONIA- Sterling Overnight Index Average as of October 31, 2024 was 4.950%

Counterparty Abbreviations:

JPM - JPMorgan Chase Bank, N.A.

GSI - Goldman Sachs International

MSCS - Morgan Stanley Capital Services

BARC - Barclays Bank PLC

MSCO – Morgan Stanley & Company

Currency Abbreviations:

USD - United States Dollar

AUD - Australian Dollar

EUR - Eurozone Currency

GBP - Great British Pound

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

SIMPLE AGREEMENT FOR FUTURE EQUITY (SAFE) CONTRACTS

	Cost	Fair Value
AEYE Health Inc.(a)	$1,000,000	$1,236,109
BeeHero Ltd.(a)	321,841	325,728
Quantalx Neuroscience Ltd.(a)	3,000,000	3,324,094
Real View Imaging Ltd.(a)	2,250,000	2,284,432
	$6,571,841	$7,170,363

(a)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Cost	Unrealized Appreciation
JPM	11/08/2024	USD	$21,305,221	AUD	$20,606,218	$699,003
JPM	11/07/2024	USD	2,600,336	EUR	2,556,591	43,745
JPM	11/07/2024	USD	25,181,401	GBP	24,718,762	462,639
						$1,205,387

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Cost	Unrealized Depreciation
JPM	11/25/2024	GBP	$73,492,284	EUR	$73,909,667	$(417,383)
JPM	11/07/2024	GBP	8,381,427	USD	8,526,582	(145,155)
JPM	11/25/2024	GBP	24,627,739	USD	24,779,244	(151,505)
JPM	11/07/2024	EUR	1,414,284	USD	1,421,112	(6,828)
JPM	11/12/2024	CAD	574,726	USD	581,557	(6,831)
						$(727,702)
						$477,685

FUTURES CONTRACTS

Description	Number of Contracts	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Position Contracts

E-Mini Russ 2000 Dec24	11	12/20/2024	$1,228,548	$(13,818)
				$(13,818)
Short Position Contracts

NASDAQ 100 E-MINI Dec24	(12)	12/20/2024	$4,742,871	$(62,349)
S&P500 EMINI FUT Dec24	(346)	12/20/2024	100,841,056	1,565,006
US 5YR NOTE (CBT) Dec24	(174)	12/31/2024	19,071,051	412,269
				$1,914,926
				$1,901,108

Annual Report | October 31, 2024	43

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

TO BE ANNOUNCED (TBA) MORTGAGE-BACKED SECURITIES (MBS) FORWARD CONTRACTS

Counterparty	Description	Maturity Date	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
MSCO	FNCL 5.5 12/24	12/10/2024	$264,602,000	$(3,581,443)
MSCO	FNCL 6 12/24	12/10/2024	105,628,000	(88,705)
				$(3,670,148)

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Fair Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell	CSC Holdings Ltd.	5.00%	USD	06/20/2028	$800,000	$(212,984)	$298,000	$85,016
Buy	RR Donnelley & Sons Co.	(5.00)%	USD	06/20/2028	2,434,000	3,883	153,219	157,102
Buy	RR Donnelley & Sons Co.	(5.00)%	USD	06/20/2029	6,468,000	178,418	629,074	807,492
						$(30,683)	$1,080,293	$1,049,610

INDEX CREDIT DEFAULT SWAP CONTRACTS (CENTRALLY CLEARED)

Buy/Sell Protection(a)	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Fair Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Buy	Markit CDX High Yield Index, Series 42	(5.00)%	USD	06/20/2029	$355,000	$(28,009)	$28,462	$453
Buy	Markit CDX High Yield Index, Series 43	(5.00)%	USD	12/20/2029	25,088,000	(1,353,126)	1,740,823	387,697
Buy	Markit iTraxx Europe Subordinated Financials Index, Series 39	(1.00)%	USD	06/20/2028	45,000,000	(400,188)	(2,626,045)	(3,026,233)
						$(1,781,323)	$(856,760)	$(2,638,083)

SINGLE NAME CREDIT DEFAULT SWAP CONTRACTS (OVER THE COUNTER)

Buy/Sell Protection(a)	Counterparty	Reference Obligations	Annual Payment Rate Received (Paid)	Currency	Maturity Date	Notional Amount(b)	Fair Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell	BARC	AT&T Inc.	1.00%	USD	06/20/2025	$2,249,000	$13,210	$(11,224)	$1,986
Sell	GSI	AT&T, Inc.	1.00%	USD	12/20/2024	7,090,000	15,678	(34,619)	(18,941)
Sell	GSI	Bristol-Myers Squibb Company	1.00%	USD	12/20/2027	10,000,000	244,322	(268,823)	(24,501)
Sell	MSCS	Bristol-Myers Squibb Company	1.00%	USD	12/20/2027	10,000,000	244,322	(257,109)	(12,787)
Sell	MSCS	Bristol-Myers Squibb Company	1.00%	USD	06/20/2029	14,307,000	424,726	(449,191)	(24,465)
Sell	GSI	International Business Machines Corporation	1.00%	USD	12/20/2027	20,642,000	480,263	(395,100)	85,163
Sell	GSI	International Business Machines Corporation	1.00%	USD	06/20/2027	1,000	21	(19)	2
Sell	BARC	International Business Machines Corporation	1.00%	USD	12/20/2028	3,675,000	98,920	(81,859)	17,061
Sell	BARC	NextEra Energy Capital Holdings, Inc.	1.00%	USD	06/20/2028	4,306,000	79,608	(22,659)	56,949
Sell	GSI	Pfizer, Inc.	1.00%	USD	12/20/2027	9,152,000	222,080	(228,364)	(6,284)
Sell	MSCS	Pfizer, Inc.	1.00%	USD	12/20/2027	7,325,000	177,746	(178,314)	(568)
Sell	GSI	Pfizer, Inc.	1.00%	USD	12/20/2028	15,802,000	449,234	(438,142)	11,092
Buy	GSI	RR Donnelley & Sons Co.	(5.00)%	USD	06/20/2029	113,000	3,117	10,902	14,019
Buy	BARC	RR Donnelley & Sons Co.	(5.00)%	USD	06/20/2029	6,020,000	166,060	610,990	777,050
Sell	GSI	The Procter & Gamble Company	1.00%	USD	12/20/2027	6,951,000	180,743	(176,001)	4,742
Buy	BARC	Unisys Corporation	(5.00)%	USD	06/20/2028	286,000	(18,583)	(38,292)	(56,875)
Sell	MSCS	UnitedHealth Group Incorporated	1.00%	USD	12/20/2027	14,654,000	348,648	(322,298)	26,350
Sell	MSCS	Verizon Communications Inc.	1.00%	USD	06/20/2028	3,181,000	59,780	(2,900)	56,880
Sell	MSCS	Verizon Communications Inc.	1.00%	USD	12/20/2027	7,000,000	125,086	4,885	129,971
							$3,314,981	$(2,278,137)	$1,036,844

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional amounts are presented in the currency indicated in the table.

INDEX CREDIT DEFAULT SWAPTION CONTRACTS (CENTRALLY CLEARED)

Payer/ Receiver(a)	Reference Obligations	Strike Price	Currency	Expiry Date	Notional Amount	Fair Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Payer	Markit CDX High Yield Index, Series 42	98.50	USD	12/18/2024	$34,666,000	$(15,077)	$261,728	$246,651
Receiver	Markit CDX High Yield Index, Series 42	104.50	USD	12/19/2024	34,666,000	845,266	(244,395)	600,871
						$830,189	$17,333	$847,522

(a)	If the Fund is a payer in the credit default swaption, the Fund has the right to enter into the underlying credit default swap where the Fund pays premiums and, if Fund is a receiver in the credit default swaption, the Fund has the right to enter into the underlying credit default swap where the Fund receives premiums.

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Long Position Contracts
JPM	Aberdeen Diversified Income and Growth Trust	GBP	51,928	11/28/2025	SONIA	40 bps	$50,575	$(1,353)
JPM	Aberdeen New India Investment Trust PLC	GBP	825,315	11/28/2025	SONIA	40 bps	845,176	19,861
JPM	Abrdn UK Smaller Cos Growth Trust PLC	GBP	2,173,180	11/28/2025	SONIA	40 bps	2,160,193	(12,987)
JPM	Allianz Technology Trust PLC	EUR	740,134	11/28/2025	ESTRON	40 bps	720,345	(19,789)
JPM	Baillie Gifford European Growth Trust PLC	GBP	463,658	11/28/2025	SONIA	40 bps	460,493	(3,165)
JPM	Baillie Gifford UK Growth Trust PLC	GBP	4,698,948	11/28/2025	SONIA	40 bps	4,672,549	(26,399)
JPM	Baillie Gifford US Growth Trust PLC	GBP	10,496,216	11/28/2025	SONIA	40 bps	10,569,276	73,060
JPM	Baker Steel Resources Trust, Ltd.	GBP	214,372	11/28/2025	SONIA	40 bps	214,372	-
JPM	Bankers Investment Trust PLC	GBP	2,395,378	11/28/2025	SONIA	40 bps	2,386,762	(8,616)
JPM	Bellevue Healthcare Trust PLC	GBP	643,077	11/28/2025	SONIA	40 bps	645,806	2,729
JPM	BlackRock Smaller Companies Trust PLC	GBP	1,441,139	11/28/2025	SONIA	40 bps	1,441,139	-
JPM	BlackRock Throgmorton Trust PLC	GBP	348,886	11/28/2025	SONIA	40 bps	347,709	(1,177)
JPM	Brown Advisory US Smaller Companies PLC	GBP	355,078	11/28/2025	SONIA	40 bps	359,068	3,990
JPM	CQS Natural Resources Growth and Income PLC	GBP	453,330	11/28/2025	SONIA	40 bps	455,682	2,352
JPM	Diverse Income Trust PLC	GBP	222,250	11/28/2025	SONIA	40 bps	224,225	1,975
JPM	Ecofin Global Utilities/Infrastructure Trust	GBP	206,483	11/28/2025	SONIA	40 bps	201,718	(4,765)
JPM	Edinburgh Worldwide Investment Trust PLC	GBP	16,570,716	11/28/2025	SONIA	40 bps	16,549,687	(21,029)
JPM	European Assets Trust PLC	GBP	269,497	11/28/2025	SONIA	40 bps	265,628	(3,869)
JPM	European Smaller Companies	GBP	5,231,646	11/28/2025	SONIA	40 bps	5,049,147	(182,499)
JPM	Geiger Counter, Ltd.	GBP	41,016	11/28/2025	SONIA	40 bps	40,358	(658)
JPM	Henderson International Income Trust PLC	GBP	369,149	11/28/2025	SONIA	40 bps	365,292	(3,857)
JPM	Henderson Opportunities Trust PLC	GBP	190,722	11/28/2025	SONIA	40 bps	191,626	904
JPM	Henderson Smaller Companies Inv Trust PLC	GBP	1,119,105	11/28/2025	SONIA	40 bps	1,112,355	(6,750)
JPM	Herald Investment Trust PLC	GBP	7,774,599	11/28/2025	SONIA	40 bps	7,737,400	(37,199)
JPM	Impax Environmental Markets PLC	GBP	1,009,645	11/28/2025	SONIA	40 bps	995,461	(14,184)
JPM	Invesco Global Equity Income Trust PLC	GBP	111,361	06/30/2025	SONIA	40 bps	110,621	(740)

Annual Report | October 31, 2024	45

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Long Position Contracts
JPM	JPMorgan European Discovery Trust PLC	GBP	30,754,050	11/28/2025	SONIA	40 bps	$30,350,718	$(403,332)
JPM	Keystone Positive Change Investment Trust PLC	GBP	3,050,697	11/28/2025	SONIA	40 bps	3,037,824	(12,873)
JPM	Lowland Investment Company PLC	GBP	156,506	11/28/2025	SONIA	40 bps	156,506	-
JPM	Mercantile Investment Trust PLC	GBP	5,037,828	11/28/2025	SONIA	40 bps	4,984,234	(53,594)
JPM	MFF Capital Investments, Ltd.	AUD	936,803	11/28/2025	RBACOR	45 bps	951,215	14,412
JPM	Middlefield Canadian Income PC	GBP	1,987	11/28/2025	SONIA	40 bps	1,978	(9)
JPM	Monks Investment Trust PLC	GBP	106,460	11/28/2025	SONIA	40 bps	106,639	179
JPM	Montanaro European Smaller Companies Trust PLC	GBP	295,788	11/28/2025	SONIA	40 bps	293,762	(2,026)
JPM	Montanaro UK Smaller Cos Investment Trust PLC	GBP	10,529	11/28/2025	SONIA	40 bps	10,580	51
JPM	Pengana International Equities, Ltd.	AUD	219,670	11/28/2025	RBACOR	45 bps	218,719	(951)
JPM	Polar Capital Global Financials Trust PLC	GBP	218,063	11/28/2025	SONIA	40 bps	219,272	1,209
JPM	Polar Capital Technology Trust PLC	GBP	3,882,695	11/28/2025	SONIA	40 bps	3,833,313	(49,382)
JPM	RIT Capital Partners PLC	GBP	883,663	11/28/2025	SONIA	40 bps	879,862	(3,801)
JPM	River & Mercantile UK Micro Cap Inv Co Ltd	GBP	969,259	11/28/2025	SONIA	40 bps	1,003,368	34,109
JPM	Schroder UK Mid Cap Fund PLC	GBP	99,595	11/28/2025	SONIA	40 bps	100,093	498
JPM	Schroders Capital Global	GBP	8,661	11/28/2025	SONIA	40 bps	8,626	(35)
JPM	Scottish Mortgage Investment Trust PLC	GBP	4,043,682	11/28/2025	SONIA	40 bps	4,043,682	-
JPM	Templeton EM Investment Trust PLC	GBP	3,080,275	11/28/2025	SONIA	40 bps	3,032,490	(47,785)
JPM	VGI Partners Global Investments, Ltd.	AUD	622,140	11/28/2025	RBACOR	45 bps	628,300	6,160
JPM	WAM Global, Ltd.	AUD	392,391	11/28/2025	RBACOR	45 bps	394,135	1,744
JPM	Worldwide Healthcare Trust PLC	GBP	438,416	11/28/2025	SONIA	40 bps	437,126	(1,290)
Total Long Position Contracts							$112,865,105	$(760,881)

Short Position Contracts
JPM	4imprint Group PLC	GBP	(459,389)	11/28/2025	SONIA	(40) bps	(449,708)	9,681
JPM	A2A SpA	EUR	(193,309)	11/28/2025	ESTRON	(40) bps	(189,873)	3,436
JPM	Alpha Group International PLC	GBP	(71,348)	04/30/2025	SONIA	(40) bps	(73,772)	(2,424)
JPM	Alten SA	EUR	(27,072)	11/28/2025	ESTRON	(40) bps	(25,778)	1,294
JPM	ANDRITZ AG	EUR	(174,023)	11/28/2025	ESTRON	(30) bps	(154,852)	19,171
JPM	Auction Technology Group PLC	GBP	(2,072)	11/28/2025	SONIA	(40) bps	(2,114)	(42)
JPM	Auto Trader Group PLC	GBP	(160,210)	11/28/2025	SONIA	(40) bps	(153,725)	6,485
JPM	Balfour Beatty PLC	GBP	(90,454)	11/28/2025	SONIA	(75) bps	(91,275)	(821)
JPM	Barratt Redrow PLC	GBP	(5,979)	09/30/2025	SONIA	(40) bps	(5,653)	326
JPM	BAWAG Group AG	EUR	(171,555)	11/28/2025	ESTRON	(30) bps	(228,138)	(56,583)
JPM	Bellway PLC	GBP	(6,550)	11/28/2025	SONIA	(40) bps	(6,070)	480
JPM	BFF Bank SpA	EUR	(171,555)	11/28/2025	ESTRON	(40) bps	(176,673)	(5,118)
JPM	Big Technologies PLC	GBP	(1,039)	11/28/2025	SONIA	(85) bps	(997)	42
JPM	Bloomsbury Publishing PLC	GBP	(54)	11/28/2025	SONIA	(40) bps	(53)	1
JPM	BPER Banca SPA	EUR	(312,323)	11/28/2025	ESTRON	(40) bps	(310,990)	1,333
JPM	Bytes Technology Group PLC	GBP	(68,890)	11/28/2025	SONIA	(40) bps	(66,596)	2,294
JPM	Card Factory PLC	GBP	(602)	11/28/2025	SONIA	(40) bps	(586)	16
JPM	Chemring Group PLC	GBP	(240,277)	11/28/2025	SONIA	(40) bps	(243,362)	(3,085)
JPM	Clarkson PLC	GBP	(28,735)	11/28/2025	SONIA	(40) bps	(29,234)	(499)
JPM	Computacenter PLC	GBP	(67,398)	11/28/2025	SONIA	(40) bps	(63,566)	3,832
JPM	Conduit Holdings, Ltd.	GBP	(3,142)	11/28/2025	SONIA	(40) bps	(3,123)	19

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Short Position Contracts
JPM	Covivio SA	EUR	(233,241)	11/28/2025	ESTRON	(40) bps	$(228,865)	$4,376
JPM	Cranswick PLC	GBP	(199,447)	11/28/2025	SONIA	(40) bps	(195,211)	4,236
JPM	Crest Nicholson Holdings PLC	GBP	(27,572)	11/28/2025	SONIA	(40) bps	(26,020)	1,552
JPM	CVS Group PLC	GBP	(26,958)	11/28/2025	SONIA	(40) bps	(28,028)	(1,070)
JPM	Dassault Systemes SE	EUR	(40,525)	11/28/2025	ESTRON	(40) bps	(39,422)	1,103
JPM	De' Longhi SpA	EUR	(149,696)	11/28/2025	ESTRON	(40) bps	(147,440)	2,256
JPM	Diploma PLC	GBP	(390,837)	11/28/2025	SONIA	(40) bps	(385,763)	5,074
JPM	DiscoverIE Group PLC	GBP	(4,516)	11/28/2025	SONIA	(40) bps	(4,416)	100
JPM	Dunelm Group PLC	GBP	(286,848)	11/28/2025	SONIA	(40) bps	(275,444)	11,404
JPM	Edenred	EUR	(17,932)	11/28/2025	ESTRON	(40) bps	(17,871)	61
JPM	Elis SA	EUR	(278,449)	11/28/2025	ESTRON	(40) bps	(284,466)	(6,017)
JPM	Esker SA	EUR	(8,550)	11/28/2025	ESTRON	(40) bps	(8,524)	26
JPM	Experian PLC	GBP	(140,974)	11/28/2025	SONIA	(40) bps	(138,121)	2,853
JPM	Fagron	EUR	(43,642)	11/28/2025	ESTRON	(30) bps	(42,774)	868
JPM	Fluidra SA	EUR	(186,123)	11/28/2025	ESTRON	(40) bps	(198,146)	(12,023)
JPM	Future PLC	GBP	(55,917)	11/28/2025	SONIA	(40) bps	(56,077)	(160)
JPM	Games Workshop Group PLC	GBP	(364,432)	11/28/2025	SONIA	(40) bps	(365,962)	(1,530)
JPM	Gamma Communications PLC	GBP	(4,814)	11/28/2025	SONIA	(40) bps	(4,832)	(18)
JPM	Gaztransport Et Technigaz SA	EUR	(142,478)	11/28/2025	ESTRON	(40) bps	(138,431)	4,047
JPM	Genus PLC	GBP	(191,559)	11/28/2025	SONIA	(40) bps	(189,294)	2,265
JPM	Grafton Group PLC	GBP	(148,549)	11/28/2025	SONIA	(75) bps	(148,861)	(312)
JPM	Hunting PLC	GBP	(14,174)	11/28/2025	SONIA	(40) bps	(14,610)	(436)
JPM	IMI PLC	GBP	(119,676)	11/28/2025	SONIA	(40) bps	(114,806)	4,870
JPM	Impax Asset Management Group PLC	GBP	(3,227)	11/28/2025	SONIA	(40) bps	(3,191)	36
JPM	Inchcape PLC	GBP	(103,227)	11/28/2025	SONIA	(40) bps	(101,456)	1,771
JPM	Intermediate Capital Group PLC	GBP	(229,301)	11/28/2025	SONIA	(40) bps	(223,238)	6,063
JPM	IPSOS	EUR	(73,675)	11/28/2025	ESTRON	(40) bps	(71,641)	2,034
JPM	Kainos Group PLC	GBP	(12,641)	11/28/2025	SONIA	(40) bps	(10,904)	1,737
JPM	Kering SA	EUR	(52,882)	11/28/2025	ESTRON	(40) bps	(51,031)	1,851
JPM	Lottomatica Group Spa	EUR	(129,357)	11/28/2025	ESTRON	(40) bps	(129,582)	(225)
JPM	Man Group PLC	GBP	(132,092)	11/28/2025	SONIA	(40) bps	(131,562)	530
JPM	Merlin Properties Socimi SA	EUR	(158,517)	11/28/2025	ESTRON	(40) bps	(154,894)	3,623
JPM	Morgan Advanced Materials PLC	GBP	(1,057)	11/28/2025	SONIA	(40) bps	(1,028)	29
JPM	Morgan Sindall Group PLC	GBP	(26,105)	11/28/2025	SONIA	(40) bps	(25,932)	173
JPM	Nexans SA	EUR	(294,589)	11/28/2025	ESTRON	(40) bps	(270,996)	23,593
JPM	Next Fifteen Communications	GBP	(117)	11/28/2025	SONIA	(40) bps	(114)	3
JPM	Ocado Group PLC	GBP	(121,049)	11/28/2025	SONIA	(40) bps	(119,741)	1,308
JPM	Oxford Instruments PLC	GBP	(267,995)	11/28/2025	SONIA	(40) bps	(266,754)	1,241
JPM	Oxford Nanopore Technologies PLC	GBP	(197,794)	11/28/2025	SONIA	(40) bps	(190,432)	7,362
JPM	Pagegroup PLC	GBP	(325)	11/28/2025	SONIA	(40) bps	(327)	(2)
JPM	Polestar Automotive Holding UK PLC	USD	(773,670)	11/28/2025	OBFR	(2500) bps	(878,220)	(104,550)
JPM	QinetiQ Group PLC	GBP	(314,318)	11/28/2025	SONIA	(40) bps	(314,592)	(274)
JPM	Reach PLC	GBP	(96)	11/28/2025	SONIA	(40) bps	(97)	(1)
JPM	Saipem SpA	EUR	(202,456)	11/28/2025	ESTRON	(40) bps	(204,422)	(1,966)

Annual Report | October 31, 2024	47

Saba Capital Income & Opportunities Fund	Consolidated Schedule of Investments

October 31, 2024

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Obligations	Currency	Notional Amount(b)	Termination Date	Financing Rate Index	Financing Rate Spread Paid/(Received) by Fund	Value	Unrealized Appreciation/ (Depreciation)
Short Position Contracts
JPM	Samsung Electronics Co., Ltd.	USD	(65,561)	11/28/2025	OBFR	(40) bps	$(64,599)	$962
JPM	Sanlorenzo SpA/Ameglia	EUR	(53,175)	11/28/2025	ESTRON	(40) bps	(51,900)	1,275
JPM	Sartorius AG	EUR	(36,747)	04/30/2025	ESTRON	(40) bps	(35,681)	1,066
JPM	Scout24 SE	EUR	(62,490)	04/30/2025	ESTRON	(40) bps	(61,214)	1,276
JPM	SEB SA	EUR	(60,275)	11/28/2025	ESTRON	(40) bps	(59,140)	1,135
JPM	Senior PLC	GBP	(1,299)	11/28/2025	SONIA	(40) bps	(1,274)	25
JPM	Soitec	EUR	(14,712)	11/28/2025	ESTRON	(40) bps	(13,870)	842
JPM	Sopra Steria Group	EUR	(154,209)	11/28/2025	ESTRON	(40) bps	(156,614)	(2,405)
JPM	Spie SA	EUR	(416,613)	11/28/2025	ESTRON	(40) bps	(394,949)	21,664
JPM	SSP Group PLC	GBP	(102)	11/28/2025	SONIA	(40) bps	(98)	4
JPM	Telecom Plus PLC	GBP	(54,032)	11/28/2025	SONIA	(40) bps	(53,334)	698
JPM	Unipol Gruppo SpA	EUR	(331,646)	11/28/2025	ESTRON	(40) bps	(325,383)	6,263
JPM	Verallia SA	EUR	(49,989)	11/28/2025	ESTRON	(40) bps	(47,232)	2,757
JPM	Vesuvius PLC	GBP	(20,669)	11/28/2025	SONIA	(40) bps	(20,440)	229
JPM	Virbac SACA	EUR	(85,538)	11/28/2025	ESTRON	(40) bps	(85,048)	490
JPM	Watches of Switzerland Group PLC	GBP	(102,597)	11/28/2025	SONIA	(40) bps	(93,374)	9,223
JPM	WH Smith PLC	GBP	(9,276)	11/28/2025	SONIA	(40) bps	(8,834)	442
JPM	Wise PLC	GBP	(20,741)	11/28/2025	SONIA	(40) bps	(20,538)	203
JPM	Workspace Group PLC	GBP	(150)	11/28/2025	SONIA	(40) bps	(135)	15
Total Short Position Contracts							$(9,973,333)	$(6,137)

All Reference Obligations shown above for Total Return Swap Contracts are closed end funds and common stock.

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.

(b)	Notional amounts are presented in U.S. dollar equivalent.

Saba Capital Income & Opportunities Fund	Consolidated Statement of Assets and Liabilities

October 31, 2024

ASSETS:
Investments in securities, at fair value (cost $311,221,056)	$339,764,102
Investment in affiliated fund, at fair value (cost $712,074)	795,501
Foreign currency, at fair value (cost $8,253,183)	8,328,091
Cash	20,223
Restricted cash	246,977,026
Receivables:
Investment securities sold	14,932,660
Collateral posted to clearing house for futures	6,544,463
Collateral posted to clearing house for centrally cleared derivatives	1,139,321
Collateral posted to secured party under tri-party arrangement for over-the-counter derivatives	69,099,635
Collateral posted to secured party under tri-party arrangement for loan facility	2,121,575
Dividend	211,861
Interest	2,580,960
Simple agreement for future equity contracts, at fair value (cost $6,571,841)	7,170,363
Unrealized appreciation on forward foreign currency contracts	1,205,387
Unrealized appreciation on futures contracts	1,977,275
Centrally cleared credit default swaps, at fair value (net upfront premiums received of $782,293)	182,301
Over-the-counter credit default swaps, at fair value (net upfront premiums paid of $2,239,845)	3,333,564
Centrally cleared credit default swaptions, at fair value (net upfront premiums paid of $244,395)	845,266
Unrealized appreciation on total return swap contracts	356,657
Prepaid expenses	84,173
Total Assets	707,670,404

LIABILITIES:
Securities sold short, at fair value (proceeds $244,011,628)	245,333,021
Unrealized depreciation on TBA MBS forward contracts	3,670,148
Payables:
Notes payable (Note 7)	86,000,000
Payable for investment securities purchased	23,276,090
Accrued interest payable	1,665,707
Payable for investment management fees	43,081
Payable for trustees fees	4,583
Payable for fund administration fees	168,399
Payable for professional fees	296,543
Unrealized depreciation on forward foreign currency contracts	727,702
Unrealized depreciation on futures contracts	76,167
Centrally cleared credit default swaps, at fair value (net upfront premiums paid of $558,760)	1,994,307
Over-the-counter credit default swaps, at fair value (net upfront premiums paid of $38,292)	18,583
Centrally cleared credit default swaptions, at fair value (net upfront premiums received of $261,728)	15,077
Unrealized depreciation on total return swap contracts	1,123,675
Other accrued expenses	106,252
Total Liabilities	364,519,335
Net Assets	$343,151,069

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	532,685,299
Total distributable loss	(189,534,230)
NET ASSETS	$343,151,069

Net assets value per common share outstanding (net assets divided by 42,529,493 shares of beneficial interest authorized and outstanding, no par value)	$8.07

Annual Report | October 31, 2024	49

Saba Capital Income & Opportunities Fund	Consolidated Statement of Operations

For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest	$33,248,458
Dividend (net of withholding taxes of $15,758)	6,023,492
Other income	270,375
Total Investment Income	39,542,325

EXPENSES:
Interest expense	12,182,518
Investment management fees (Note 4)	4,340,801
Dividend expense	2,137,945
Fund administration fees	475,953
Custodian fees	281,270
Professional fees	432,358
Registration and filing fees	94,482
Insurance expense	89,369
Transfer agent fees	85,422
Trustees fees	61,875
Miscellaneous expenses	388,934
Total Expenses	20,570,927
Waived and reimbursed fees (Note 5)	(987,184)
Net expenses	19,583,743
Net Investment Income	19,958,582

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments in securities	17,888,764
Investment in affiliated fund	(198,106)
Securities sold short	(16,221,080)
Forward foreign currency contracts	(3,126,505)
Futures contracts	(14,784,360)
TBA MBS forward contracts	15,522,700
Credit default swaps	(50,896,363)
Credit default swaptions	1,258,822
Total return swaps	30,099,035
Foreign currency transactions	(951,072)
Net realized loss	(21,408,165)
Net change in unrealized appreciation/(depreciation) on:
Investments in securities	45,158,151
Investment in affiliated fund	83,427
Securities sold short	(6,028,004)
Simple agreement for future equity contracts	169,207
Forward foreign currency contracts	495,505
Futures contracts	871,918
TBA MBS forward contracts	(1,039,504)
Credit default swaps	1,453,943
Credit default swaptions	847,522
Total return swaps	(1,844,400)
Foreign currency translation	(1,193,597)
Net change in unrealized appreciation	38,974,168
Net realized and change in unrealized gain	17,566,003
Net increase in net assets resulting from operations	$37,524,585

Saba Capital Income & Opportunities Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023
FROM OPERATIONS:
Net investment income	$19,958,582	$7,694,970
Net realized gain/(loss)	(21,408,165)	21,617,627
Net change in unrealized appreciation	38,974,168	1,283,599
Net increase in net assets resulting from operations	37,524,585	30,596,196

FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions (excluding tax return of capital)	(48,240,779)	(8,594,037)
Tax return of capital	-	(35,594,107)
Decrease in net assets from distributions to common shareholders	(48,240,779)	(44,188,144)
Net decrease in net assets	(10,716,194)	(13,591,948)
NET ASSETS:
Net assets, beginning of year	353,867,263	367,459,211
Net assets, end of year	$343,151,069	$353,867,263

Annual Report | October 31, 2024	51

Saba Capital Income & Opportunities Fund	Consolidated Statement of Cash Flows

For the Year Ended October 31, 2024

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$37,524,585
Adjustments to reconcile net increase in net assets resulting from operations to net cash flows provided by operating activities:
Purchases of investment securities	(688,658,108)
Proceeds from disposition of investment securities	708,050,647
Proceeds from disposition of investment in affiliated fund	2,618,807
Payment for securities sold short	(771,898,695)
Proceeds from securities sold short	787,242,366
Net payments on derivative contracts	(15,277,357)
Amortization of premium and accretion of discount on investments	(6,020,495)
Net realized (gain)/loss on investments in securities	(17,888,764)
Net realized (gain)/loss on investments in in affiliated fund	198,106
Net realized (gain)/loss on securities sold short	16,221,080
Net realized (gain)/loss on forward foreign currency contracts	3,126,505
Net realized (gain)/loss on futures contracts	14,784,360
Net realized (gain)/loss on credit default swaps	50,896,363
Net realized (gain)/loss on credit default swaptions	(1,258,822)
Net realized (gain)/loss on total return swaps	(30,099,035)
Net realized (gain)/loss on TBA MBS forward contracts	(15,522,700)
Net realized (gain)/loss on foreign currency transactions	951,072
Change in unrealized (appreciation)/depreciation on investments in securities	(45,158,151)
Change in unrealized (appreciation)/depreciation on investments in affiliated fund	(83,427)
Change in unrealized (appreciation)/depreciation on securities sold short	6,028,004
Change in unrealized (appreciation)/depreciation on simple agreement for future equity contracts	(169,207)
Change in unrealized (appreciation)/depreciation on forward foreign currency contracts	(495,505)
Change in unrealized (appreciation)/depreciation on total return swaps	1,844,400
Change in unrealized (appreciation)/depreciation on futures contracts	(871,918)
Change in unrealized (appreciation)/depreciation on TBA MBS forward contracts	1,039,504
Change in unrealized (appreciation)/depreciation on credit default swaps	(1,453,943)
Change in unrealized (appreciation)/depreciation on credit default swaptions	(847,522)
Change in unrealized (appreciation)/depreciation on foreign currency translation	1,193,597
(Increase)/decrease in assets:
Collateral posted to clearing house for futures	(6,544,463)
Collateral posted to clearing house for centrally cleared derivatives	11,022,046
Collateral posted to secured party under tri-party arrangement for over-the-counter derivatives	(609,033)
Collateral posted to secured party under tri-party arrangement for loan facility	(1,455,541)
Dividend receivable	(76,105)
Interest receivable	(1,397,910)
Prepaid expenses	196,674
Increase/(decrease) in liabilities:
Accrued interest payable	(153,111)
Payable for investment management fees	(318,958)
Payable for trustees fees	963
Payable for fund administration fees	168,399
Payable for professional fees	296,543
Other accrued expenses	(778,908)
Net cash flows provided by operating activities	36,366,343

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of long-term debt	(87,500,000)
Proceeds from long-term debt	120,600,000
Cash distributions paid	(48,240,779)
Foreign currency overdraft	(6,571,524)
Net cash used in financing activities	(21,712,303)

Effect of exchange rates on cash	(2,144,669)

Net change in cash and foreign currency	12,509,371
Cash, restricted cash and foreign currency, beginning of year	$242,815,969
Cash, restricted cash and foreign currency, end of year	$255,325,340
Cash paid for interest on loan during the year	12,335,629

Saba Capital Income & Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended October 31, 2024(a)	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022(a)	For the Period Ended October 31, 2021(b)(c)		For the Year Ended February 28, 2021(c)	For the Year Ended February 28, 2020(c)
PER COMMON SHARE OPERATING PERFORMANCE
Net asset value - beginning of year/period	$8.32	$8.64	$9.86	$9.94		$10.60	$11.08
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(d)	0.47	0.18	0.05	0.10		0.32	0.60
Net realized and change in unrealized gain/(loss) on investments and unfunded loan commitments(d)	0.41	0.54	(0.21)	0.16		(0.64)	(0.46)
Total Income/(Loss) from Investment Operations	0.88	0.72	(0.16)	0.26		(0.32)	0.14

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income(d)	(1.13)	(0.20)	(0.31)	(0.12)		(0.34)	(0.62)
From tax return of capital(d)	-	(0.84)	(0.75)	(0.22)		(0.02)	-
Total Distributions to Common Shareholders	(1.13)	(1.04)	(1.06)	(0.34)		(0.36)	(0.62)

Accretion to net asset value resulting from share repurchases and tender offer(d)(e)	-	-	-	-		0.02	-
Total Capital Share Transactions	-	-	-	-		0.02	-
Net asset value per common share - end of year/period	$8.07	$8.32	$8.64	$9.86		$9.94	$10.60
Market price per common share - end of year/period	$7.50	$7.39	$7.84	$9.34		$9.26	$9.82

Total Investment Return - Net Asset Value(f)	12.77%	9.63%	(0.95%)	2.84%		(2.14%)	1.88%
Total Investment Return - Market Price(f)	18.00%	7.31%	(5.12%)	4.57%		(1.59%)	8.48%

Ratios to average net assets
Ratio of expenses including waivers to average net assets(h)(j)	5.72%	4.61%	2.36%	1.43	%(g)	2.26%	2.85%
Ratio of expenses excluding waivers to average net assets(j)	6.01%	4.73%	2.75%	1.60	%(g)	2.68%	2.86%
Ratio of net investment income including waivers to average net assets	5.83%	2.09%	0.49%	1.62	%(g)	3.37%	5.29%

SUPPLEMENTAL DATA
Portfolio turnover rate	129.43%	76.16%	99.00%	94.00%		56.00%	53.00%
Net assets attributable to common shares, end of period (000s)	$343,151	$353,867	$367,459	$419,710		$605,535	$782,813
Total shares outstanding (000s)(c)	42,529	42,529	42,529	42,529		60,920	73,894
Asset coverage, end of period per $1,000(i)	3,990	$6,689	$3,904	$9,394		$27,794	$3,478

Aggregate principal amount of borrowings, end of year/period (000s)	$86,000	$52,900	$175,500	$50,000		$22,600	$315,900
Average borrowings outstanding during the end of year/period (000s)	$71,653	$88,961	$124,674	$20,559		$211,066	$312,939

Annual Report | October 31, 2024	53

Saba Capital Income & Opportunities Fund	Financial Highlights

  For a Share Outstanding Throughout the Periods Presented

	For the Year Ended October 31, 2024(a)	For the Year Ended October 31, 2023(a)	For the Year Ended October 31, 2022(a)	For the Period Ended October 31, 2021(b)(c)		For the Year Ended February 28, 2021(c)	For the Year Ended February 28, 2020(c)
SUPPLEMENTAL RATIOS
Ratios to average net assets
Ratio of expenses excluding dividend expense on securities sold short, interest expense and other fees related to revolving credit facility to average net assets(j)	1.54%	1.58%	1.67%	1.38	%(g)	2.13%	1.62%

Ratios to average net assets plus borrowings
Ratio of expenses including waivers to average net assets(h)(j)	4.73%	3.71%	1.79%	1.37	%(g)	1.72%	2.05%
Ratio of expenses excluding waivers to average net assets(j)	4.97%	3.81%	2.09%	1.54	%(g)	2.04%	2.06%
Ratio of expenses excluding dividend expense on securities sold short, interest expense and other fees related to revolving credit facility to average net assets(j)	1.27%	1.27%	1.27%	1.32	%(g)	1.30%	1.16%
Ratio of net investment income including waivers to average net assets	4.82%	1.69%	0.38%	1.56	%(g)	2.56%	3.81%

(a)	Consolidated financials.
(b)	With the approval of the Board effective October 31, 2021, the Fund's fiscal year end was changed from February 28 to October 31.
(c)	Reflects a 1 for 2 reverse stock split effective May 20, 2022, see Note 8 in the accompanying Notes to Consolidated Financial Statements.
(d)	Calculated using average common shares outstanding.
(e)	Please see Note 8 in the accompanying Notes to Consolidated Financial Statements for additional information.
(f)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect sales load or brokerage commissions, if any, and are not annualized.
(g)	Annualized.
(h)	The Investment Adviser (See Note 1 and Note 5) has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(i)	Asset coverage ratio is presented to represent the coverage available to each $1,000 of borrowings. The asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings. Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.
(j)	Expense ratios do not include any acquired fund fees.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

NOTE 1 — ORGANIZATION

Saba Capital Income & Opportunities Fund (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company. The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbol “BRW”. The Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The Fund invests globally in debt and equity securities of public and private companies, which includes, among other things, investments in closed-end funds, special purpose acquisition companies (“SPAC”), reinsurance and public and private debt instruments. The Fund also may utilize derivatives, including but not limited to, total return swaps, credit default swaps (“CDS”), options and futures, in seeking to enhance returns and/or to reduce portfolio risk. The Fund may also invest up to 15% of its total assets in private funds on a discretionary basis.

Saba Capital Management, L.P. (the “Investment Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are stated in United States dollars (“U.S. dollars”). The Fund is considered an investment company under Accounting Standards Codification (“ASC”) 946, “Financial Services – Investment Companies”, and follows the accounting and reporting guidance therein. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the amounts in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates and the differences may be material.

The Fund is open for business every day the NYSE opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per common share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per common share of the Fund is calculated by dividing the value of the Fund’s assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the common shares by the number of common shares outstanding. The NAV per common share is made available for publication. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or sell shares of the Fund.

A. Financial Instrument Valuation. Investments for which market quotations are readily available are valued at fair market value. Securities (including common stock, closed end funds, investment trusts, preferred stock, unit trusts and SPACs) listed or traded on an exchange are valued at their last sales price or official closing price as of the close of the regular trading session on the exchange where the particular security at the last sale price as of the Market Close for such security provided by the CTA. Investments in money market funds are valued at NAV, which approximates fair market value. The private fund investments are valued at the NAV reported by the private funds’ general partner or Investment Adviser. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in the private funds, their estimated values may differ significantly from the values that would have been used had a ready market for the private funds existed, and the differences could be material. Corporate bonds, convertible corporate bonds, mortgage-backed securities, sovereign debt obligations and senior loans are valued at mid-level prices provided by independent pricing services. Exchange traded derivatives such as warrants, rights, options and futures contracts are valued at last sales price on the valuation date or, if such price is not available, the mean between the last bid and ask prices (the “mid-price”) from the exchange on which they are principally traded. Non-exchange traded derivatives whose underlying reference assets are exchanged traded products (such as total return swaps) are fair valued using the last sales price or mid-price of the underlying reference asset. Other non-exchange traded derivatives (such as credit default swaps) are valued by independent pricing services, which use various techniques including industry standard pricing models, to determine the fair value of those instruments. Investments for which market quotations are not readily available (including common stock, preferred stock, participation agreements, SPACs, warrants and simple agreement for future equity contracts) are valued by third-party valuation specialists or at cost, which approximates fair market value.

Annual Report | October 31, 2024	55

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

B. Fair Value Measurement. Investments held by the Fund are recorded at fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Investment Adviser as the Fund’s valuation designee. In that role, it has established a Valuation Committee (the “Committee”) that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Investment Adviser (the “Valuation Policy”). Under Rule 2a- 5, the Board has assigned to the Investment Adviser general responsibility for determining, in accordance with the Valuation Policy, the value of its investments. The Committee is led by the Investment Adviser’s Chief Financial Officer and is comprised of the Investment Adviser’s Chief Operating Officer, Chief Compliance Officer, Fund Accounting team, Chief Risk Officer (Trustee of the Fund) and Director of Operations, all of whom are independent of the Fund’s portfolio investment decisions. Additionally, Investment Adviser’s Portfolio Managers, whose roles are limited to providing insight into recent trade activity and overall market performance, are also members of the Committee. The majority of Committee members are independent of the Fund’s portfolio investment decisions. The Committee meets on a monthly basis and is responsible for compliance and consistent application of the Valuation Policy.

ASC 820 establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 – Quoted prices available in active markets for identical financial instruments as of the reporting date. An active market for the financial instrument is a market in which transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis, as well as at the reporting date. Investments classified within Level 1 primarily include money market funds, common stock, closed end funds, exchange traded funds, investment trusts, preferred stock, SPACs, exchange traded unit trusts, derivatives (including warrants, rights, options and futures contracts), and certain government bonds. The Investment Adviser does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 – Consists of financial instruments fair valued using inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. This category includes pricing inputs that are quoted prices for similar financial instruments in active markets or quoted prices for similar or identical financial instruments in markets that at times may not meet the definition of active. Derivatives are valued using observable inputs, such as quotations received from third party service providers, counterparties, dealers or brokers, whenever available and considered reliable. In instances where models are used, the value of a derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. If inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Level 3 – Pricing inputs that are unobservable for the financial instrument and includes situations where there may be little, if any, market activity for the financial instrument. The inputs into the determination of fair value could require significant management judgment or estimation. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be market data, which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Investment Adviser’s perceived risk of that instrument.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

The following table summarizes the valuation of the Fund’s financial instruments in accordance with the above fair value hierarchy levels as of October 31, 2024. Refer to the Consolidated Schedule of Investments for additional details.

Investments in Securities at Fair Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$-	$63,702,364	$-	$63,702,364
Senior Loans***	-	47,026,264	-	47,026,264
Sovereign Debt Obligations**	-	1,868,675	-	1,868,675
Mortgage-Backed Securities	-	3,778,425	-	3,778,425
Common Stock***	38,738,812	4,227,065	-	42,965,877
Closed End Funds	77,754,006	-	-	77,754,006
Investment Trusts	30,155,611	-	-	30,155,611
Preferred Stock	-	20,398	3,881,360	3,901,758
Participation Agreement***	-	-	-	-
Private Funds*	-	-	-	47,888,680
Unit Trusts	12,278,365	-	-	12,278,365
Special Purpose Acquisition Companies***	1,812,917	-	19,321	1,832,238
Warrants	280,095	52	257	280,404
Rights	59,210	-	-	59,210
Options****	3,073,847	-	-	3,073,847
Money Market Funds	3,198,378	-	-	3,198,378
Total	$167,351,241	$120,623,243	$3,900,938	$339,764,102

Investment in Affiliated Fund, at Fair Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed End Fund	$795,501	$-	$-	$795,501
Total	$795,501	$-	$-	$795,501

Securities Sold Short, at Fair Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$-	$5,003,841	$-	$5,003,841
Sovereign Debt Obligations**	184,654,793	-	-	184,654,793
Common Stock	45,001,526	-	-	45,001,526
Exchange Traded Funds	10,504,659	-	-	10,504,659
Preferred Stock	168,202	-	-	168,202
Total	$240,329,180	$5,003,841	$-	$245,333,021

Derivative Contracts, at Fair Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Simple Agreement For Future Equity Contracts	$-	$-	$7,170,363	$7,170,363
Forward Foreign Currency Contracts	-	1,205,387	-	1,205,387
Futures Contracts	1,977,275	-	-	1,977,275
Centrally Cleared Credit Default Swaps	-	182,301	-	182,301
Over-the-Counter Credit Default Swaps	-	3,333,564	-	3,333,564
Centrally Cleared Credit Default Swaptions	-	845,266	-	845,266
Total Return Swaps	-	356,657	-	356,657
Total Assets	$1,977,275	$5,923,175	$7,170,363	$15,070,813

Liabilities
Forward Foreign Currency Contracts	$-	$727,702	$-	$727,702
Futures Contracts	76,167	-	-	76,167
TBA MBS Forward Contracts	-	3,670,148	-	3,670,148
Centrally Cleared Credit Default Swaps	-	1,994,307	-	1,994,307
Over-the-Counter Credit Default Swaps	-	18,583	-	18,583
Centrally Cleared Credit Default Swaptions	-	15,077	-	15,077
Total Return Swaps	-	1,123,675	-	1,123,675
Total Liabilities	$76,167	$7,549,492	$-	$7,625,659

*	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) as practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

**	Investments classified in Level 1 include sovereign debt obligations issued by G10 countries. All other sovereign debt obligations are classified as Level 2.

***	The Fund held Level 3 investments that are priced at $0.

****	All options held by the Fund are exchange traded listed options.

Annual Report | October 31, 2024	57

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of October 31, 2024:

	Common Stock	Preferred Stock	Participation Agreement	Special Purpose Acquisition Companies	Warrants	Simple Agreement for Future Equity Contracts	Total
Balance as of October 31, 2023	$-	$3,067,747	$959,660	$292,435	$5,628	$6,429,315	$10,754,785
Accrued premium/discount	-	-	-	-	-	-	-
Purchases/commitments	-	663,627	-	207	64,611	571,841	1,300,286
Sales proceeds	(543,310)	-	-	(92)	-	-	(543,402)
Realized gain/(loss)	543,310	-	-	(116)	-	-	543,194
Transfer out of Level 3	-	-	-	-	(19,697)	-	(19,697)
Change in unrealized appreciation/(depreciation)	-	149,986	(959,660)	(273,113)	(50,285)	169,207	(963,865)
Balance as of October 31, 2024	$-	$3,881,360	$-	$19,321	$257	$7,170,363	$11,071,301
Net change in unrealized appreciation/(depreciation) included in Consolidated Statement of Operations attributable to Level 3 investments held at October 31, 2024	$-	$149,986	$(959,660)	$(273,113)	$(50,285)	$169,207	$(963,865)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of October 31, 2024:

	Fair value at			Inputs
Asset Category:	October 31, 2024	Valuation Technique	Unobservable Inputs	Range		Weighted Average
Preferred Stock	$3,881,360	Market Comparable Technique	Comparable Multiple	0.88x	8.01x	4.45x
		Backsolve Method	Volatility	55.0%	55.0%	55.0%
		Transaction Price	Transaction Price	N/A	N/A	N/A

Private Warrants	$257	Probability Weighted Expected Return Method	Probability of Success	4.97%	5.00%	4.99%
		Backsolve Method	Volatility	36.9%	288.6%	162.8%

Simple Agreement for Future Equity Contracts	$7,170,363	Market Comparable Technique	Comparable Multiple	3.16x	5.25x	4.21x
		Monte Carlo Analysis	Volatility	55.0%	70.0%	62.5%
		Monte Carlo Analysis	Discount Rate	75.0%	80.0%	77.5%

Special Purpose Acquisition Companies	$19,321	Probability Weighted Expected Return Method	Probability of Success	4.97%	5.00%	4.99%
		Backsolve Method	Volatility	36.9%	288.6%	162.8%

All Level 3 investments were valued at October 31, 2024 either using unadjusted prices provided by third-party valuation specialists or at cost.

C. Security Transactions and Revenue Recognition. Investment transactions are recorded on a trade-date basis. Dividend income and expense are recorded on the ex-dividend date. Interest income and expense are recorded on the accrual basis and include the amortization/accretion of premiums and discounts on fixed income securities using the effective interest method. Dividend and interest income are recorded net of applicable withholding taxes. Realized gains and losses from security transactions are computed on the basis of the identified cost of the securities sold or covered. Unrealized gains and losses are recognized in net change in unrealized appreciation (depreciation) on securities, derivatives and foreign currency translation on the Consolidated Statement of Operations. Expenses are recorded on the accrual basis as incurred.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

D. Foreign Currency Translation. Assets and liabilities, including investments, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the closing rates of exchange on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Net realized currency translation gains or losses include the effects of currency movements between trade and settlement dates on investment transactions and the difference between amounts actually received or paid upon settlement. The Fund does not isolate that portion of the results of operations arising from the changes in foreign exchange rates from changes in market prices of investments held. Such fluctuations are included in either net realized gains (losses) on securities and derivative transactions or net change in unrealized appreciation (depreciation) on securities and derivative transactions in the Consolidated Statement of Operations. Foreign currency translation gains and losses on assets and liabilities (excluding investments) are included in either net realized gains (losses) on foreign currency transaction or net change in unrealized appreciation (depreciation) on foreign currency translation.

E. Cash and Foreign Currency. Cash and foreign currency balances are held in custodial accounts at the Bank of New York Mellon and TD Bank and are reflected on the Consolidated Statement of Assets and Liabilities.

F. Restricted Cash. At October 31, 2024, the Fund held restricted cash in connection with certain securities sold short. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Consolidated Statement of Assets and Liabilities.

G. Derivatives. Derivatives may be traded on regulated exchanges or in the over-the-counter (“OTC”) markets. In seeking to limit the credit risk associated with transactions in the OTC market, the Fund conducts business only with recognized financial institutions, the financial condition of which is monitored by the Investment Adviser.

In addition, the Fund’s OTC derivative contracts subject to International Swaps and Derivative Association (“ISDA”) Master Agreements which contain provisions that may require the Fund to comply with certain covenants (including minimum NAV and performance based thresholds) and other provisions (occurrence of a credit event) that may call for early termination and settlement of the derivative at its then fair value. The aggregate fair value of all derivative instruments subject to those covenants and provisions that are in a net liability position at October 31, 2024 is $3,959,479. During the year ended October 31, 2024, the Fund did not trigger covenants related to minimum NAV and performance based thresholds.

With futures and cleared swaps, the central counterparty clearinghouses (“CCPs” or “clearinghouses”), as counterparty to such instruments, guarantees against a possible default. The clearinghouses stand between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouses. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including bankruptcy or insolvency). Additionally, credit risk exists in futures and cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund. Cash that is posted to the clearinghouses for initial margin and variation margin is reflected on the Consolidated Statement of Assets and Liabilities under collateral posted to clearing house for centrally cleared derivatives and collateral posted to clearing house for futures.

1. Option Contracts: The Fund may buy or write put and call options through listed exchanges and the OTC market, as a part of its investment strategy. An option contract provides its owner the right, but not the obligation, to buy or sell specified amounts of a financial instrument, commodity, or currency, at a contracted price during a specified period or a specified date. The Fund has elected to classify listed options as investments in securities.

A credit default swaption is a contract that provides the holder with the right, but not the obligation, to enter into a credit default swap (“CDS”) in the future. Credit default swaptions can either be payer swaptions or receiver swaptions. If a payer swaption, the option holder has the right to enter into a CDS where they pay premiums; and, if a receiver swaptions, the option holder receives premiums.

2. Simple Agreement for Future Equity (“SAFE”) Contracts: The Fund has entered into SAFEs with various companies, as a part of its investment strategy. A SAFE is an agreement between the Fund and a company that grants the Fund the right to certain shares of the company’s stock subject to certain negotiated terms unique to each contract. The aggregate cost and fair value are included in the Consolidated Statement of Assets and Liabilities. Unrealized gains and losses are included in the Consolidated Statement of Operations.

Annual Report | October 31, 2024	59

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

3. Forward Foreign Currency Contracts: The Fund has entered into forward foreign currency contracts, primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Consolidated Schedule of Investments. Realized and unrealized gains and losses are included in the Consolidated Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Consolidated Schedule of Investments.

4. TBA MBS Forward Contracts: The Fund has entered into To Be Announced (“TBA”) MBS Forward Contracts, as a part of its investment strategy. TBA forwards are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must be specified terms, including issuer, rate, and mortgage terms. When entering into TBA forwards, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transactions. TBA forwards involve a risk of loss if the value of the security to be purchased or sold decline or increase, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

5. Futures Contracts: The Fund may enter into futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset or index at a specified price on a specified date. The purchase and sale of futures requires margin deposits with a futures commission merchant (“FCM”) equal to a certain percentage of the contract amount. Subsequent payments of variation margin are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract. Futures contracts mitigate the Fund’s exposure to counterparty risk since futures contracts are exchange-traded; and the exchange’s FCM, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities. A customer’s cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to the Fund’s pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

6. Swap Contracts: The Fund expects to enter into various swap agreements including, but not limited to CDS and total return swaps, as a part of its investment strategy. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based on or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference paid by one party to the other.

The fair value of open swaps reported in the Consolidated Schedule of Investments may differ from that which would be realized if the Fund terminated its position in the contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position and collateral posted with the counterparty. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the counterparty posting collateral to the Fund to cover the Fund’s exposure to the counterparty. The Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

Swap agreements may also be centrally cleared through a clearing house (“cleared swaps”), where immediately following execution of the swap contract, the swap contract is novated to the CCP and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Pursuant to the contract, the Fund agrees to receive from or pay to the broker. Cleared swaps mitigate the Fund’s exposure to counterparty risk since the CCP, as the counterparty to all cleared swaps, guarantees the swap contracts against default.

a. Credit Default Swaps: CDS contracts involve an arrangement between the Fund and a counterparty which allows the Fund to protect against losses (when the Fund purchases a CDS) incurred as a result of default by a specified reference entity. Generally, the Fund pays or receives a premium upfront and continues to pay periodic interest payments while the counterparty agrees to make a payment to compensate the Fund for losses upon the occurrence of a specified credit event. Alternatively, when the Fund sells a CDS, it receives premium payments in exchange for assuming the credit risk of the specified reference entity. Generally, the counterparty pays or receives a premium upfront and continues to pay periodic interest payments while the Fund agrees to make a payment to compensate the counterparty for losses upon the occurrence of a specified credit event. Although contract-specific, credit events generally include bankruptcy, failure to pay, and restructuring. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss in the Consolidated Statement of Operations. When the contract is terminated prior to the occurrence of a credit event, the Fund records a realized gain or loss equal to the difference between the close-out price of the CDS contract and the original contract price. Upfront fees are recorded as components of the costs or proceeds to the CDS contract and amortized over the life of the contract on a straight line basis. During the year ended October 31, 2024, the Fund had been both a purchaser and a seller of CDS contracts.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

b. Total Return Swaps: Total return swap contracts involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index, specified interest rates for fixed rate payments, and the notional amount of the swap contract.

7. Offsetting Assets and Liabilities and Counterparty Risk: In connection with its derivative activities, the Fund generally enters into master netting agreements and collateral agreements with its counterparties. These agreements provide the Fund with the right, in the event of a default by the counterparty (such as bankruptcy or a failure to pay or perform), to net a counterparty’s rights and obligations under the agreement and to liquidate and setoff collateral against any net amount owed by the counterparty. The Fund’s policy is generally to receive cash posted as collateral (with rights of re-hypothecation), irrespective of the enforceability determination regarding the master netting and collateral agreement.

The following tables present information about the offsetting of OTC derivatives and related collateral amounts.

Offsetting of Derivative Assets as of October 31, 2024	Gross Amounts of	Amounts not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Recognized Assets	Offsetting Liability(a)	Collateral Received(b)	Net Exposure
Barclays Bank PLC	$357,798	$(18,583)	$-	$339,215
Goldman Sachs International	1,595,458	-	(610,000)	985,458
JPMorgan Chase Bank, N.A.	1,562,045	(1,562,045)	-	-
Morgan Stanley Capital Services	1,380,308	-	(1,190,000)	190,308
	$4,895,609	$(1,580,628)	$(1,800,000)	$1,514,981

Offsetting of Derivative Liabilities as of October 31, 2024	Gross Amounts of	Amounts not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Recognized Liabilities	Offsetting Asset(a)	Collateral Pledged(b)	Net Exposure
Barclays Bank PLC	$(18,583)	$18,583	$-	$-
JPMorgan Chase Bank, N.A.	(1,851,376)	1,562,045	289,331	-
Morgan Stanley & Company	(3,670,148)	-	3,670,148	-
	$(5,540,107)	$1,580,628	$3,959,479	$-

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b)	Collateral pledged/received is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged/received may exceed these amounts and may fluctuate in value.

8. Collateral posted to Secured Party under Tri-Party Arrangements for OTC Derivatives: In compliance with the 1940 Act, the Fund has entered into third party custodial arrangements with all OTC counterparties whereby initial and variation margin is held in segregated accounts at the Bank of New York Mellon. Such amounts may only be accessed by the counterparties after certain Fund defaults (including bankruptcy) or following any applicable remedies under the Fund’s ISDA Master Agreements. These accounts are separately disclosed on the Consolidated Statement of Assets and Liabilities.

Annual Report | October 31, 2024	61

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

The following table, grouped by risk exposure, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of October 31, 2024.

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation
Credit Risk
Credit Default Swaps	Credit default swaps, at fair value	$3,515,865	$2,012,890
Credit Default Swaptions	Credit default swaptions, at fair value	845,266	15,077

Equity/Market Risk
Options	Investments in securities at fair value	3,073,847	-
Simple Agreement for Future Equity Contracts	Unrealized appreciation/depreciation on simple agreement for future equity contracts	7,170,363	-
Futures Contracts	Unrealized appreciation/depreciation on futures contracts	1,565,006	76,167
Total Return Swaps	Unrealized appreciation/depreciation on total return swap contracts	356,657	1,123,675

Foreign Exchange Risk
Forward Foreign Currency Contracts	Unrealized appreciation/depreciation on forward foreign currency contracts	1,205,387	727,702

Interest Rate Risk
Futures Contracts	Unrealized appreciation/depreciation on futures contracts	412,269	-
TBA MBS Forward Contracts	Unrealized appreciation/depreciation on TBA MBS forward contracts	-	3,670,148
Total		$18,144,660	$7,625,659

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

The following table provides information about the effect of derivatives on the Fund’s Consolidated Statement of Operations for the year ended October 31, 2024.

Risk Exposure	Consolidated Statement of Operations Location	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)
Credit Risk
Credit Default Swaps	Net realized gain/(loss) on credit default swaps/ Net change in unrealized appreciation/(depreciation) on credit default swaps	$(50,896,363)	$1,453,943
Credit Default Swaptions	Net realized gain/(loss) on credit default swaptions/ Net change in unrealized appreciation/(depreciation) on credit default swaptions	1,258,822	847,522

Equity/Market Risk
Options	Net realized gain/(loss) on investments in securities/ Net change in unrealized appreciation/(depreciation) on investments in securities	10,293,946	(1,005,457)
Simple Agreement for Future Equity Contracts	Net realized gain/(loss) on simple agreement for future equity contracts/Net change in unrealized appreciation/(depreciation) on simple agreement for future equity contracts	-	169,207
Futures Contracts	Net realized gain/(loss) on futures contracts/ Net change in unrealized appreciation/(depreciation) on futures contracts	(14,482,544)	459,649
Total Return Swaps	Net realized gain/(loss) on total return swaps/ Net change in unrealized appreciation/(depreciation) on total return swaps	30,099,035	(1,844,400)

Foreign Exchange Risk
Forward Foreign Currency Contracts	Net realized gain/(loss) on forward foreign currency contracts/Net change in unrealized appreciation/(deprecation) on forward foreign currency contracts	(3,126,505)	495,505

Interest Rate Risk
Futures Contracts	Net realized gain/(loss) on futures contracts/ Net change in unrealized appreciation/(depreciation) on futures contracts	(301,816)	412,269
TBA MBS Forward Contracts	Net realized gain/(loss) on TBA MBS forward contracts/Net change in unrealized appreciation/(deprecation) on TBA MBS forward contracts	15,522,700	(1,039,504)
Total		$(11,632,725)	$(51,266)

Annual Report | October 31, 2024	63

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

The following table provides information related to the Fund’s use of derivative contracts based on a quarterly average of outstanding notional amounts for the year ended October 31, 2024. These notional amounts are based on notional quantity which may be different from the notional in risk terms.

	Notional Amounts
Risk Exposure	Long	Short
Credit Risk
Credit Default Swaps(1)	$348,572,401	$583,207,028
Credit Default Swaptions	42,181,750	-

Equity/Market Risk
Options(2)	19,057,750	220,108,000
Simple Agreement for Future Equity Contracts	7,293,403	-
Futures Contracts	-	70,123,150
Total Return Swaps	112,066,924	6,270,785

Foreign Exchange Risk
Forward Foreign Currency Contracts	63,863,343	12,111,002

Interest Rate Risk
Futures Contracts	2,448,265	-
TBA MBS Forward Contracts	370,230,000	-

(1)	Long notional value represents sell protection and short notional value represents purchase protection.

(2)	Long notional value represents purchased call and written put options and short notional value represents purchased put and written call options.

H. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax periods in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

I. Distributions to Common Shareholders. On December 22, 2023, the Board authorized a Managed Distribution Plan pursuant to which the Fund made monthly distributions to shareholders at a fixed amount of $0.085 per share. This fixed distribution amount excluded special dividends (which are not paid pursuant to the Managed Distribution Plan), including the special dividend paid during the current fiscal period in January 2024.

The Fund will generally distribute amounts necessary to satisfy the Fund’s Managed Distribution Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The Managed Distribution Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the Managed Distribution Plan will be successful in doing so.

No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

The Managed Distribution Plan provides that the Board may amend the terms of the Managed Distribution Plan or terminate the Managed Distribution Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the Fund to terminate the Managed Distribution Plan. An amendment or termination of the Managed Distribution Plan could have an adverse effect on the market price of the Fund’s common shares. The Managed Distribution Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

J. Dividend Reinvestments. The Fund maintains a Shareholder Reinvestment Program (the “Program”) that allows participating shareholders to reinvest all dividends (“Dividends”) in additional common shares of the Fund. Pursuant to the Program, ALPS Fund Services, Inc. (“ALPS”), the Program administrator, purchases, from time to time, common shares on the open market to satisfy Dividend reinvestments. Such common shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Fund’s common shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new common shares are issued by the Fund at the greater of (i) NAV or (ii) the market price of the common shares during the pricing period, minus a discount of 5%. Common shares issued by the Fund under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by submitting a completed participation form to ALPS, the Program administrator. The Program administrator will credit to each participant’s account funds it receives from Dividends paid on common shares of the Fund registered in the participant’s name. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full common shares in the account. Fractional common shares will be held and aggregated with other fractional common shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

Participants will pay a pro rata share of brokerage commissions with respect to the Program administrator’s open market purchases in connection with the reinvestment of Dividends.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in common shares under the Program will be treated as having received a Dividend equal to either (i) if common shares are issued under the Program directly by the Trust, generally the fair market value of the common shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of common shares on its behalf in the open market.

Additional information about the Program may be obtained by contacting the Program administrator at 844-460-9411 or BRWSabaCapital@dstsystems.com.

K. Share Offerings. The Fund issues shares under various shelf registration statements, whereby the net proceeds received by the Fund from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

L. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims to be remote.

M. Basis of Consolidation. The Fund invests in certain investments through its investments in special purpose vehicles BRW SPV I and BRW SPV II, collectively, the “SPVs”. The SPVs are Cayman Islands exempted companies with limited liability and wholly-owned subsidiaries of the Fund. The accompanying consolidated financial statements include all assets, liabilities, and results of operations of the Fund and the SPVs. All material intercompany accounts and transactions have been eliminated upon consolidation. For tax purposes, the Fund is required to increase its net taxable income by its share of the SPVs’s income. Net taxable losses incurred by the SPVs cannot offset income earned by the Fund and cannot be carried back or forward by the SPVs to offset income from prior or future years.

NOTE 3 — INVESTMENTS

For the year ended October 31, 2024, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short- term notes, totaled $1,460,556,803 and $1,497,911,820, respectively. The fair value of these assets is established as set forth in Note 2.

At October 31, 2024, the Fund held senior loans valued at $47,026,264, which represent 13.70% of its total net assets. The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower and are typically acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Annual Report | October 31, 2024	65

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

At October 31, 2024, the Fund held corporate bonds and sovereign debt obligations valued at $63,702,364 and $1,868,675, respectively, which represent 18.56% and 0.54% of its total net assets, respectively. Changes in short-term market interest rates will directly affect the yield on variable rate notes. If short-term market interest rates fall, the yield on variable rate notes will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the common shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

At October 31, 2024, the Fund held mortgage-backed securities (“MBS”) valued at $3,778,425, which represent 1.10% of its total net assets. MBS are created from pools of residential loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Some MBS may come in the form of interest-only or principal only strips (stripped MBS or “SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. At October 31, 2024, all MBS held by the Fund were IO strips.

Certain common and preferred stock, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Fund. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

At October 31, 2024, the Fund held SPACs valued at $1,832,238, which represent 0.53% of its total net assets. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC’s management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Shareholders in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company’s shares trade above the SPAC’s initial public offering (“IPO”) price, or alternatively, the market price at which an investor acquired a SPAC’s shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC’s trust account.

At October 31, 2024, the Fund held closed end funds and investment trusts (globally) valued at $77,754,006 and $30,155,611, respectively, representing 22.66% and 8.79% of its total net assets, respectively. Closed-end mutual funds and investment trusts are collective investment vehicles issuing a fixed number of shares which are not redeemable from the fund. Shares can be purchased and sold in the market and are subject to market fluctuations. Additionally, the Fund held an investment in an affiliated closed-end mutual fund, Saba Capital Income & Opportunities Fund II valued at $795,501, representing 0.23% of its total net assets (see Note 6).

At October 31, 2024, the Fund held an investments in unaffiliated private funds valued at $47,888,680, which represent 13.96% of its net assets.

1. Stone Ridge Feeder Fund is a Cayman Islands exempted limited partnership which invests substantially all of its investable assets in Stone Ridge Reinsurance Opportunities Fund LP (“Stone Ridge Master Fund”). Stone Ridge Master Fund’s investment objective is to achieve long-term capital appreciation by investing primarily in shares or notes issued in connection with quota shares and, to a lesser extent, other reinsurance related securities, including shares or notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance shares or notes issued in connection with industry loss warranties, event-linked or catastrophe bond, event-linked swaps and/or derivatives linked to any of the foregoing (collectively, “reinsurance-related securities”). The Fund has made investments in Stone Ridge Feeder Fund, which have a fair value of $44,644,824, which represent 13.01% of its net assets. At October 31, 2024, the Fund does not have any outstanding capital commitments to Stone Ridge Feeder Fund. The Fund may only make withdrawals from Stone Ridge Feeder Fund on an annual basis at December 31, subject to notice by October 15 of the year immediately prior to the year in which the withdrawal request date occurs.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

2. Alternative Capital Investments Fund III LP (“ACI”) is Delaware Limited Partnership and has an investment objective to source investment transactions and invest strategically across multiple asset classes, with low correlation to general stock market performance. The Fund has made investments in ACI’s Standard Interests and Special Interests, which have a fair value of $156,703 and $1,686,940 respectively representing 0.05% and 0.49% of its total net assets, respectively. At October 31, 2024, the Fund has outstanding unfunded capital commitments of $432,150 for Standard Interests and $1,891,857 for Special Interests, respectively. The Fund may not make withdrawals from ACI. ACI will terminate at the end of the seventh anniversary of its final closing date provided that it may be extended for up to two years in its description.

3. New Holland Special Opportunities Aggregator LP (“NHC”) is a Delaware Limited Partnership and has an investment objective to directly or indirectly acquire, invest in, hold, sell and otherwise deal in securities including investments in portfolio companies. The Fund, through BRW SPV II, has made investments in Series M Interests, which have a fair value of $1,400,213, which represent 0.41% of its net assets. At October 31, 2024, the Fund had outstanding unfunded capital commitments of $5,385,466.

At October 31, 2024, the Fund held warrants valued at $280,404, which represent 0.08% of its net assets. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Fund’s managed assets. For purposes of the Management Agreement, managed assets (“Managed Assets”) are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons, to 1.05% of Managed Assets plus 0.30% of average daily net assets. For the year ended October 31, 2024, $982,139 of fees were waived and reimbursed.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. For the year ended October 31, 2024, none of the fees waived were recouped.

Annual Report | October 31, 2024	67

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Consolidated Statement of Operations totaling $987,184. Amounts payable by the Investment Adviser are reflected on the accompanying Consolidated Statement of Assets and Liabilities. As of October 31, 2024, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:

October 31, 2024	October 31, 2025	October 31, 2026	October 31, 2027	Total
$337,052	$1,374,896	$597,873	$987,184	$3,297,005

The current expense limitation agreement has an initial term ended July 1, 2024. It automatically renews for one-year terms. The current term will expire on July 1, 2025. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

At October 31, 2024, entities advised by Saba Capital Management, L.P. owned approximately 1.68% of the Fund.

Effective on January 1, 2024, Saba Capital Management, L.P. replaced Franklin Templeton Advisers, Inc. as the investment adviser to Saba Capital Income & Opportunities Fund II (formerly known as the Templeton Global Income Fund). As a result, the Fund’s previously held unaffiliated investment in an investment company became an investment in an affiliated investment company. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest in SABA for the purpose of exercising a controlling influence over the management or policies and owns less than 25% of SABA’s outstanding shares. As such it is deemed a non-controlled affiliate. Effective January 1, 2024, management fees borne by the Fund in connection with its investment in SABA are waived and are included in the Waived and reimbursed fees in the Consolidated Statement of Operations. There were no other investments in affiliated entities for the year ended October 31, 2024.

The following table summarizes the transactions with affiliates for the period January 1, 2024, through October 31, 2024:

	Value at January 1, 2024	Purchases	Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2024	Number of Shares Held at October 31, 2024	Investment Income
Non-Controlled Affiliates

Saba Capital Income & Opportunities Fund II	$3,528,988	$-	$(2,618,809)	$(198,106)	$83,428	$795,501	93,150	$86,376
Total Affiliated Securities	$3,528,988	$-	$(2,618,809)	$(198,106)	$83,428	$795,501		$86,376

NOTE 7 — GUARANTEES AND COMMITMENTS

As of October 31, 2024, the Fund has unfunded commitments of $7,709,473 to various private funds. These commitments represent the remaining capital that may be called upon by the private funds to make future investments in portfolio companies, subject to specific investment criteria and drawdown schedules outlined in the respective investment agreements.

Effective July 20, 2021, the Fund has entered into a revolving credit agreement, collateralized by assets of the Fund. As of October 31, 2024, the credit agreement, as subsequently amended, enables the Fund to borrow up to $125,000,000 and has a final maturity date of January 20, 2025. Borrowing rates under this agreement are based on a fixed spread over the SOFR, and a commitment fee is charged on the unused portion. The amount of borrowings outstanding at October 31, 2024, was $86,000,000. The weighted average interest rate on outstanding borrowings at October 31, 2024 was 5.67%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 25.06% of total assets at October 31, 2024. Average borrowings for the year ended October 31, 2024 were $ 71,652,732 and the average annualized interest rate was 6.15% excluding other fees related to the unused portion of the facility, and other fees.

In the normal course of trading activities, the Fund trades and holds certain derivatives which constitute guarantees under ASC 460-10, “Guarantees”. Such contracts include credit default swaps (index and single name) where the Fund is a provider of credit protection on an underlying instrument. The maximum payouts for such credit default swaps (index and single name) is limited to the notional amounts of each contract and would be offset by recovery amounts on the underlying reference obligations or if the Fund holds offsetting contracts for the same underlying reference obligations.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

As a part of the Fund’s investment strategy, the Fund is both a provider and purchaser of credit protection of multiple reference obligations. During periods of market stress, credit protection that has been purchased may act as a hedge for credit protection that has been provided on different reference obligations. Similarly, as a part of the Fund’s investment strategy, the Fund may be a provider of credit protection and be short the underlying reference obligation, which also may reduce the Fund’s exposure. At October 31, 2024, there were no offsetting purchase credit protection contracts that offset the sell credit protection contracts.

	Notional Amount by Period of Expiration		Notional Amount		Fair Value
Credit Spread on Derivatives (basis points)	0-5 Years	5 Years or Greater	Total Written Credit Derivatives	Offsetting Purchased Credit Derivatives	Written Credit Derivatives
Single name credit default swaps
0-500	$136,335,000	$-	$136,335,000	$-	$3,164,387
Greater than 1,000	800,000	-	800,000	-	(212,984)
Total	137,135,000	-	137,135,000	-	2,951,403

Total	$137,135,000	$-	$137,135,000	$-	$2,951,403

NOTE 8 — CAPITAL SHARES

As of October 31, 2024, there were 42,529,493 shares issued and outstanding. Transactions in capital shares and U.S. dollars were as follows:

	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease) in shares outstanding	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease)
Year ended	#	#	#	($)	($)	($)
10/31/2024	–	–	–	–	–	–
10/31/2023	–	–	–	–	–	–
10/31/2022	–	–	–	–	–	–
10/31/2021	(164,609)	(18,226,686)	(18,391,295)	(1,536,542)	(176,835,308)	(178,371,850)

Effective May 20, 2022, the Fund completed a reverse stock split (the “Reverse Split”) of the Fund’s common shares at a ratio of 1-for-2. The Reverse Split reduced the number of the Fund’s authorized common shares from 85,058,986 shares to 42,529,493 shares.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax character of the distributions paid during the years ended October 31, 2024 and October 31, 2023, respectively, were as follows:

	October 31, 2024	October 31, 2023
Distributions Paid From:
Ordinary Income	$48,240,779	$8,594,037
Tax Return of Capital	-	35,594,107
Total Distributions Paid	$48,240,779	$44,188,144

Components of Distributable Earnings on a Tax Basis: At October 31, 2024, permanent differences in book and tax accounting were reclassified.

Annual Report | October 31, 2024	69

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

These differences had no effect on net assets and were primarily attributed to differences in the treatment of a wholly owned controlled foreign corporation.

Fund	Increase/(Decrease) Paid-In Capital	Increase/(Decrease) Total Distributable Earnings
Saba Capital Income & Opportunities Fund	$6,301,225	$(6,301,225)

As of the year ended October 31, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

(Over)/Undistributed Ordinary Income	$10,584,680
Accumulated Capital Gains/(Losses)	(179,552,359)
Unrealized Appreciation/(Depreciation)	559,944
Other Cumulative Effect of Timing Differences	(21,126,495)
Total	$(189,534,230)

At October 31, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost of investments for federal income tax purposes were as follows:

Cost of investments for income tax purposes	$331,005,196
Gross appreciation (excess of value over tax cost)	539,611,367
Gross depreciation (excess of tax cost over value)	(539,051,423)
Net depreciation of foreign currency and derivatives	-
Net unrealized depreciation	$559,944

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of the year ended October 31, 2024, the Fund had non-expiring accumulated capital loss carryforwards as follows:

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Fund	Short Term	Long Term	Long Term
Saba Capital Income & Opportunities Fund	$34,311,269	$145,241,090	$179,552,359

No Capital loss carryovers were used during the year ended October 31, 2024.

The Fund’s major tax jurisdictions are U.S. federal and New York State.

As of October 31, 2024, no provision for income tax is required in the Fund’s consolidated financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

Saba Capital Income & Opportunities Fund	Notes to Consolidated Financial Statements

October 31, 2024

NOTE 10 — SUBSEQUENT EVENTS

Subsequent to October 31, 2024 and through the date of issuance of the Fund’s consolidated financial statements, the Fund paid the following dividends:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.085	10/31/2024	11/11/2024	11/30/2024
$0.085	11/29/2024	12/10/2024	12/31/2024

The Board has authorized the current Managed Distribution Plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed amount of $0.085 per share. This fixed distribution amount excludes any special dividends (which are not paid pursuant to the Managed Distribution Plan).

Annual Report | October 31, 2024	71

Saba Capital Income & Opportunities Fund (Unaudited)	Additional Information

October 31, 2024

PROXY VOTING INFORMATION

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Investment Adviser. Proxies for the portfolio securities are voted in accordance with the Investment Adviser’s proxy voting guidelines. To the extent the Fund invests in investment companies, it will generally (i) seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, (ii) vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company ( the “Mirror Vote”) or (iii) elect to not submit a proxy vote.

In the event the Investment Adviser believes that it may have a conflict of interest relative to a specific proxy vote for a portfolio holding, the Investment Adviser shall vote such proxies, on behalf of its various funds or clients in accordance with any of the following, in the Investment Adviser’s good faith discretion: (i) the recommendation of Glass, Lewis & Co., LLC; (ii) the recommendation adopted by an Independent Board (even if such Board made its determination only on behalf of the fund which it serves and not on behalf of the other funds or clients invested in the holding with the proxy at issue); or (iii) in the case of the Fund, the Mirror Vote.

Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended October 31 is available without charge on the Fund’s website at www.sabacef.com and (2) on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at www.sabacef.com

TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2023, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

Fund	Dividend Received Deduction	Qualified Dividend Income
Saba Capital Income & Opportunities Fund	9.29%	12.63%

IMPORTANT INFORMATION TO SHAREHOLDERS

Share Repurchase Program

The Board has approved an open market share repurchase program to authorize the Fund to purchase up to 10% of the Fund’s common shares for the fiscal year in open market transactions, at the discretion of the Fund’s investment adviser. The share repurchase program is intended to increase the Fund’s NAV to the benefit of all shareholders and help create further value for shareholders by reducing the Fund’s discount to NAV.

Subject to the 10% limitation in a fiscal year, the timing and amount of repurchases will be at the discretion of the Fund’s investment adviser. In exercising its discretion consistent with its portfolio management responsibilities, the investment adviser will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments, and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases. If and when the Fund’s 10% threshold is reached in a fiscal year, no further repurchases will be made (unless otherwise authorized by the Board) for such fiscal year. The repurchase program will require reauthorization by the Board for each new fiscal year. Until the 10% threshold in a fiscal year is reached, the investment adviser will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

Saba Capital Income & Opportunities Fund (Unaudited)	Trustees and Officers

October 31, 2024

INDEPENDENT TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees	Other Board Positions Held by Trustees
Independent Nominees
Thomas Bumbolow DOB: 1976	Trustee	Since January 2021	Thomas Bumbolow currently serves as Head of Distribution & Business Development at American Life, an insurance company which blends innovative reinsurance capabilities with an elite asset management business. Mr. Bumbolow also serves as advisor to Limitless Ventures, a venture-based social fund and was the co-Founder of protoCapital, a merchant bank that operated from 2017-2020. Mr. Bumbolow has 20 years of experience at JP Morgan Chase, where he held various roles in fixed-income sales and trading from 1997-2017. He has been a board member of Stepping Stones Museum for Children since 2018.	1	Stepping Stones Museum
Karen Caldwell DOB: 1959	Trustee	Since July 2020	Karen Caldwell has served as the Chief Financial Officer of Tides since November 2024. Previously, Ms. Caldwell served as the Chief Financial Officer of Reform Alliance from 2019 to November 2024. From 2018 to 2019 Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a non for profit dedicated to increasing housing affordability. She has been a board member of Saba Income & Opportunities Fund II since February 2023.	1	Saba Capital Income & Opportunities Fund II
Ketu Desai DOB: 1982	Trustee	Since July 2020	Ketu Desai has served as the founding partner and Principal of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016. He has been a board member of Saba Capital Income & Opportunities Fund II since February 2023.	1	Saba Capital Income & Opportunities Fund II; ASA Gold and Precious Metals Limited Fund
Anatoly Nakum DOB: 1974	Trustee	Since April 2024	Anatoly Nakum is the Head of Capital Markets at ESG Financial from 2021 to present; and formerly the Head of Credit Trading at Americas at Credit Agricole from 2018 to 2020.	2	Saba Capital Income & Opportunities Fund II

1	The mailing address for each Independent Trustee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

Annual Report | October 31, 2024	73

Saba Capital Income & Opportunities Fund (Unaudited)	Trustees and Officers

October 31, 2024

INTERESTED TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees	Other Board Positions Held by Trustees
Nominee who is an “Interested Person”
Andrew Kellerman DOB: 1965	Trustee	Since July 2020	Andrew Kellerman has served as Partner, President, and Head of Business Development at Saba Capital Management, L.P. since 2018.	1	None
Aditya Bindal DOB: 1976	Trustee	Since July 2020	Aditya Bindal has served as Chief Risk Officer of Saba Capital Management, L.P. since 2018.	1	None

1	The mailing address for each Interested Trustee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Boaz Weinstein DOB: 1973	President	Since May 2021	CIO of Saba Capital
Paul Kazarian DOB: 1984	Chief Executive Officer	Since November 2024	Portfolio Manager at Saba Capital
Michael D’Angelo DOB: 1978	Secretary	Since May 2021	COO and General Counsel at Saba Capital
Patrick Keniston[2] DOB: 1964	CCO	Since June 2021	Managing Director, Foreside Fund Services, LLC (since 2008)
Troy Statczar[2] DOB: 1971	PFO, Treasurer	Since June 2021	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.
Nitin Sapru DOB: 1980	VP	Since May 2021	CFO at Saba Capital

[1]	Unless otherwise indicated, the mailing address for each officer is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

[2]	Patrick Keniston's and Troy Statczar’s address is Foreside Fund Officer Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101.

Saba | Capital

Saba Capital Income & Opportunities Fund

This material must be accompanied or preceded by a prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Saba Capital Income & Opportunities Fund (the “Registrant”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. The role of principal accounting officer or controller is covered by the principal financial officer. There were no amendments to the Code during the period covered by the report. The codes of ethics is filed herewith pursuant to Item 19(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Karen Caldwell is the sole Audit Committee Financial Expert, as defined in Item 3 of Form N-CSR. Ms. Caldwell is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2024 and the year ended October 31, 2023.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by EY, the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $109,850 for the year ended October 31, 2024 and $123,500 for the year ended October 31, 2023.

(b)	Audit-Related Fees: The aggregate fees billed for assurance and related services by EY that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended October 31, 2024, and $0 for the year ended October 31, 2023.

(c)	Tax Fees (1): The aggregate fees billed for professional services rendered by EY for tax compliance, tax advice, and tax planning were $25,900 for the year ended October 31, 2024 and $24,700 for the year ended October 31, 2023. Such services included review of excise distribution calculations (if applicable), preparation of the Fund’s federal, state and excise tax returns, tax services related to mergers, and routine consulting.

(d)	All Other Fees: The aggregate fees billed for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2024 and $0 for the year ended October 31, 2023.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, as amended (the “Act”), the Audit Committee is responsible for the appointment, compensation and oversight of the services provided by the Auditor.  As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, the Audit Committee is required to pre-approve non-audit services provided by the Auditor to the Fund where such services provided have a direct impact on the operations or financial reporting of the Fund as further assurance that such services do not impair the Auditor’s independence.

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, sets forth guidelines and procedures to be followed by the Fund when retaining the Auditor to perform audit-related services, tax services and other non-audit services under these circumstances, while also maintaining independence.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”), or (2) proposed services that require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(e)(2) Percentage of services referred to in 4(b) – (4)(d) that were approved by the Audit Committee:

100% of the services were approved by the Audit Committee.

(f)         Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)        Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the relevant independent registered public accounting firm for services rendered to the Registrant for the fiscal year ended October 31, 2024 and the fiscal year ended October 31, 2023; and (ii) the aggregate non-audit fees billed to the investment adviser, Saba Capital Management, LP (“Saba Capital”) or any of its affiliates that provide ongoing services to the Registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	10/31/2024	10/31/2023
Saba Capital Income & Opportunities Fund	$ 25,900	$ 24,700
Saba Capital Management	$ 0	$0

(h)	Principal Accountant’s Independence: The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Saba Capital and any entity controlling, controlled by, or under common control with Saba Capital that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing Audit Committee. The members of the Committee are Thomas Bumbolow, Karen L. Caldwell and Ketu Desai.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the Reports to Shareholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

During the most recent fiscal half-year ended October 31, 2024, the Registrant’s Board of Trustees did not approve any investment advisory contracts.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The SEC adopted Rule 206(4)-6 under the Advisers Act, requiring registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. Saba Capital has adopted proxy voting policies and procedures to ensure compliance with the Advisers Act. Saba Capital’s policy is to vote in a manner that serves the best interests of the clients. Except as set forth below, the firm has engaged Broadridge Financial Solutions, Inc. to compile and vote all proxy ballots on behalf of Saba Capital, using specific guidelines and recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”).

Saba Capital may, from time to time, determine that it is in the best interests of its clients to either depart from specific Glass Lewis recommendations and/or vote shares held in the same proportion as the vote of all other holders of the securities. To the extent the Fund invests in investment companies, it will generally (i) seek instruction from the Fund’s shareholders and vote in accordance with such instructions, (ii) vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company or (iii) elect to not submit a proxy vote.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Trust’s portfolio:

Boaz Weinstein, Founder & CIO, employed by Saba Capital Management since 2009

Paul Kazarian, Portfolio Manager, employed by Saba Capital Management since 2013

(a)(2)(i)-(iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts with respect to which the advisory fee is based on the performance of the account managed by the portfolio managers of the Fund as of October 31, 2024, unless otherwise indicated.

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(1)
Boaz Weinstein	3 Accounts $0 Total Assets	13 Accounts $3,844,215,019 Total Assets	8 Accounts $560,614,855 Total Assets
Paul Kazarian	3 Accounts $0 Total Assets	13 Accounts $3,844,215,019 Total Assets	6 Accounts $267,135,250 Total Assets

(1)	The advisory fees are based in part on the performance for each account.

(a)(2)(iv) Conflicts of Interest

Saba Capital and its affiliates accept performance-based fees from certain Clients. In addition, Saba Capital manages another Client account that is only charged sub-advisory fees and is not charged performance fees. Clients should be aware that performance fee arrangements may create a conflict of interest for Saba Capital, as they could create an incentive for Saba Capital to make investments that are riskier or more speculative than it would otherwise make absent a performance fee.

In the allocation of investment opportunities, performance-based compensation arrangements may also create an incentive to favor accounts from which Saba Capital may receive greater performance-based compensation over accounts from which Saba Capital may receive less performance-based compensation. Consistent with its fiduciary obligations, Saba Capital has a policy of allocating investment opportunities on a fair and equitable basis measured over time.

(a)(3) Compensation

The firm pays a base salary (fixed) and discretionary bonus (variable) measured by the contributions of the particular employee as well as the success of the firm. The firm also provides sick days, short term disability, bereavement, jury duty/voting, military leave and medical leave, as well as paid parental (maternity and paternity) leave. The firm also provides employees with a robust benefits package which includes 100% employer covered health, dental & vision insurance in addition to other ancillary benefits. Partners of the firm receive compensation based on their level of equity ownership in the firm which can be increased on a discretionary basis.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of October 31, 2024, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Boaz Weinstein	$100,001-$500,000
Paul Kazarian	$0

(b)        None.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the Reporting Period by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not engage in securities lending activities during the Reporting Period.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99-Code ETH.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Paul Kazarian
Paul Kazarian (Principal Executive Officer)
Chief Executive Officer

Date:	January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Paul Kazarian
Paul Kazarian (Principal Executive Officer)
Chief Executive Officer

Date:	January 6, 2025

By:	/s/ Troy Statczar
Troy Statczar (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	January 6, 2025